                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.1)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            ZACHARY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
          Common Stock
      (2) Aggregate number of securities to which transaction applies: 19,039
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $70.00
      (4) Proposed maximum aggregate value of transaction: $1,332,730.00
      (5) Total fee paid: $123.00

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                      [ZACHARY BANCSHARES, INC. LETTERHEAD]



Dear Shareholder of Zachary Bancshares, Inc.:

    You are cordially invited to attend a special meeting of shareholders of Zachary Bancshares, Inc. ("Bancshares") to be held at the offices of Bank of Zachary, 4743 Main Street, Zachary, Louisiana, at 10:00 a.m., _________________, 2003.

    At the special meeting, you will be asked to vote on a proposed transaction that will result in termination of the registration of the Bancshares common stock under federal securities laws and thereby eliminate the significant expense required to comply with reporting requirements under those laws. Referred to as "going private," the proposed transaction will reduce the number of shareholders to fewer than 300 persons, as required for termination of the registration. The reduction in the number of shareholders is accomplished by a merger of a newly-formed, wholly-owned subsidiary of Bancshares ("New ZBI, Inc."), with and into Bancshares on terms set forth in the merger agreement, a copy of which is attached as Appendix A to the enclosed proxy statement.

    Under the terms of the merger, (i) each share of common stock owned of record on November 1, 2002, by a holder of fewer than 150 shares will be converted into the right to receive, from Bancshares, $70.00 in cash per share, and (ii) each share of common stock owned of record on November 1, 2002, by a holder of 150 or more shares will remain as outstanding Bancshares common stock after the merger. Because Bancshares currently has many shareholders who own only a few shares, the effect of the purchase from holders of less than 150 shares will be reduction in the total number of shareholders from approximately 600 to approximately 250 as required for termination of registration, while the number of shares outstanding is reduced by less than 10% (to 174,628 shares outstanding from the current 193,667 shares outstanding).

    The Bancshares Board of Directors has approved the "going private" transaction as in the best interest of all Bancshares shareholders and recommends that you vote in favor of the proposed transaction. The attached notice of special meeting and proxy statement describe the transaction and provide specific information concerning the special meeting. The "going private" transaction is important for Bancshares and its shareholders but will only be approved upon the affirmative vote of the holders of not less than seventy (70%) percent of the number of shares entitled to vote at the special meeting. Therefore, whether or not you plan to attend the special meeting, we would appreciate your completing (vote, date and sign) and promptly returning the enclosed proxy to ensure that your shares are voted at the meeting.

                                                     Sincerely,



                                                     RUSSELL BANKSTON
                                                     Chairman of the Board

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE CONTEMPLATED TRANSACTIONS, OR DETERMINED THAT THE PROXY STATEMENT IS TRUTHFUL OR COMPLETE. IT IS ILLEGAL FOR ANY PERSON TO TELL YOU OTHERWISE.

                            ZACHARY BANCSHARES, INC.
                                4743 MAIN STREET
                               POST OFFICE BOX 497
                            ZACHARY, LOUISIANA 70791

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD _______________, 2003

To the shareholders of Zachary Bancshares, Inc.:

    PLEASE TAKE NOTICE that a special meeting of shareholders of Zachary Bancshares, Inc. ("Bancshares") will be held at the offices of Bank of Zachary, 4743 Main Street, Zachary Louisiana on _______________, _______________, 2003,
at 10:00 a.m.

    The special meeting is being held:

    1. To consider and act upon a proposal to approve the merger of New ZBI, Inc., a wholly-owned subsidiary of Bancshares, with and into Bancshares as contemplated by the merger agreement attached as Appendix A to the enclosed proxy statement. Pursuant to the terms of the merger agreement, (a) each share of Bancshares common stock owned of record on November 1, 2002, by a holder of fewer than 150 shares of common stock, will be converted into, and will represent the right to receive from Bancshares $70.00 cash per share; and (b) each share of Bancshares common stock owned of record on November 1, 2002, by a holder of 150 or more shares of common stock will continue to represent one share of Bancshares common stock after the merger. DISSENTING SHAREHOLDERS WHO COMPLY WITH THE PROCEDURAL REQUIREMENTS OF THE BUSINESS CORPORATION LAW OF LOUISIANA WILL BE ENTITLED TO RECEIVE PAYMENT OF THE FAIR CASH VALUE OF THEIR SHARES IF THE MERGER PROPOSAL IS EFFECTED UPON APPROVAL OF LESS THAN EIGHTY PERCENT (80%) OF OUR TOTAL VOTING POWER;

    2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

    The matters to be considered at the special meeting are more fully described in the attached proxy statement, which we urge you to read carefully. The full text of the merger agreement is attached as Appendix A to the proxy statement. If the merger is approved by less than 80% of our total voting power, dissenting shareholders who do not wish to receive the merger consideration, and who properly demand appraisal under Louisiana law, will be entitled to have the fair value of their shares determined by a Louisiana court. A copy of the relevant provisions of Louisiana law is included in the attached proxy statement as Appendix C. The dissenters' rights are subject to a number of restrictions and technical requirements that are discussed in the attached proxy statement.


    Only shareholders of record at the close of business on _______________, 2003, the record date, are entitled to notice of, and to vote at, the special shareholders' meeting and any adjournment or postponement thereof.


    Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted at the special shareholders' meeting in the manner described in the section of the proxy statement entitled "Information About the Special Meeting -- How to vote my proxy." Any executed but unmarked proxies that we receive will be voted for the proposal to approve the merger and the merger agreement.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT A QUORUM IS PRESENT AT THE MEETING SO THAT THE SHAREHOLDERS CAN CONSIDER THE MERGER AGREEMENT, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE. YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS WHICH ARE PAID FOR BY BANCSHARES.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        ----------------------------------------
                                        Russell Bankston
                                        Chairman of the Board

               , 2003
---------------
Zachary, Louisiana

                                    IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.




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
                            ZACHARY BANCSHARES, INC.
                                4743 MAIN STREET
                               POST OFFICE BOX 497
                            ZACHARY, LOUISIANA 70791

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON _______________, 2003

    This proxy statement and the accompanying proxy are being furnished to holders of Zachary Bancshares, Inc. common stock in connection with the solicitation of proxies by the board of directors for use at the special meeting of shareholders to be held at 10:00 a.m. on _______________, _______________,
2003, at the offices of Bank of Zachary, 4743 Main Street, Zachary, Louisiana and any postponements or adjournments thereof. We anticipate that the notice of special meeting, proxy statement and proxy will be first sent or given to shareholders on approximately __________________, 2003. In this proxy statement, Zachary Bancshares, Inc. will sometimes be referred to as "Bancshares" and sometimes as "we", "us" and "our", and the "Bank" refers to Bank of Zachary, a wholly-owned subsidiary of Bancshares.

    At the special meeting, you will be requested to consider and act upon a proposal to approve and adopt the merger agreement by and between Bancshares and New ZBI, Inc. (a newly-created, wholly-owned subsidiary of Bancshares), and the merger of New ZBI, Inc. with and into Bancshares, with Bancshares being the survivor to the merger as provided in the merger agreement.

    A copy of the merger agreement is attached to this proxy statement as Appendix A. The primary purpose of the merger is to enable Bancshares to reduce the number of holders of its common stock to below 300 persons, which will then permit termination of the registration of Bancshares common stock under the Securities Exchange Act of 1934, as amended. The merger is a "going private" transaction under the rules and regulations of the Securities and Exchange Commission.


    The board of directors has fixed the close of business on _______________, 2003, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the special meeting. On the record date, Bancshares had issued and outstanding and entitled to vote 193,667 shares of common stock, $10.00 par value per share. The common stock is the only outstanding class of voting securities. Each outstanding share of common stock will be entitled to one vote on each matter considered at the special meeting.


    A quorum for the special meeting requires that holders of a majority of the outstanding shares of common stock must be present in person or by proxy.

    The board of directors recommends that you vote "FOR" approval of the merger and the merger agreement.

    Proxies will be voted in the manner you specify in your proxy. You must sign your proxy. If you return your proxy, but do not specify how it should be voted, your shares will be voted for the merger transaction. If your stock is held by a broker or other custodian in "street name," your shares will not be voted (broker non-votes) unless you provide specific instructions to the broker or custodian. Proxies submitted by brokers or custodians who have not received voting instructions will be counted for the purposes of determining a quorum, but will not be voted for or against the merger and the merger agreement.

    The affirmative vote of seventy (70%) percent of the total shares of common stock entitled to vote at the special meeting is required to approve the merger proposal. Abstentions and broker non-votes will have the effect of a vote against the merger proposal.

    You are urged to complete and return your proxy or, if your shares are held in street name, to provide voting instructions in accordance with the materials you receive from your broker or other custodian.

    No person has been authorized to give any information or make any representation other than those contained in this proxy statement, and, if given or made, such information or representation must not be relied upon as having been authorized. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make a proxy solicitation in such jurisdiction. The information in this proxy statement may only be accurate on the date of this proxy statement.

    The principal executive offices of Bancshares are located at 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791, and our telephone number is (225) 654-2701.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DISCUSSED IN THE PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE CONTEMPLATED TRANSACTIONS, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. IT IS ILLEGAL FOR ANY PERSON TO TELL YOU OTHERWISE.

    The date of this proxy statement is _______________, 2003.

                                TABLE OF CONTENTS

SUMMARY TERM SHEET..................................................................................................     5
         OVERVIEW OF THE MERGER.....................................................................................     5
         VOTING ON THE MERGER.......................................................................................     5
         PURPOSE, STRUCTURE AND EFFECTS OF THE MERGER...............................................................     5
         RECOMMENDATION OF THE BOARD OF DIRECTORS...................................................................     6
         THE MERGER CONSIDERATION...................................................................................     6
         NATIONAL CAPITAL'S FAIRNESS OPINION........................................................................     6
         POTENTIAL CONFLICTS OF INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS........................................     7
         CONDITIONS TO THE MERGER...................................................................................     7
         TERMINATION OF THE MERGER TRANSACTION......................................................................     7
         DISSENTER'S RIGHTS.........................................................................................     7
         FEDERAL INCOME TAX CONSEQUENCES............................................................................     7
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER......................................................     8
FORWARD-LOOKING STATEMENTS..........................................................................................     9
ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING....................................................................    10
         SOLICITATION OF PROXIES....................................................................................    10
         VOTES NEEDED FOR A QUORUM..................................................................................    10
         VOTE REQUIRED TO APPROVE THE MERGER........................................................................    10
         HOW TO VOTE MY PROXY.......................................................................................    10
PROPOSAL 1:  APPROVAL OF THE MERGER.................................................................................    11
         GENERAL....................................................................................................    11
               ZACHARY BANCSHARES, INC. AND THE BANK................................................................    11
               NEW ZBI, INC. .......................................................................................    12
         SPECIAL FACTORS............................................................................................    12
               BACKGROUND OF THE MERGER PROPOSAL....................................................................    12
               PURPOSES OF AND REASONS FOR THE MERGER PROPOSAL......................................................    15
               STRUCTURE OF THE MERGER..............................................................................    15
               DETERMINATION OF THE TERMS OF THE MERGER.............................................................    16
               FINANCIAL FAIRNESS...................................................................................    16
               RECOMMENDATION OF OUR BOARD OF DIRECTORS.............................................................    23
               PURPOSES AND REASONS OF NEW ZBI FOR THE MERGER PROPOSAL..............................................    25
               POSITION OF NEW ZBI AS TO FAIRNESS OF THE MERGER.....................................................    25
               PURPOSES AND REASONS OF THE BANK FOR THE MERGER PROPOSAL.............................................    25
               POSITION OF THE BANK AS TO FAIRNESS OF THE MERGER....................................................    25
               INTEREST OF CERTAIN PERSONS IN THE MERGER............................................................    25
               CERTAIN CONSEQUENCES OF THE MERGER; BENEFITS AND DETRIMENTS TO
                   AFFILIATED AND NON-AFFILIATED SHAREHOLDERS.......................................................    26
               OPERATIONS OF THE BANK FOLLOWING THE MERGER..........................................................    26
               FINANCING OF THE MERGER..............................................................................    26
               EXPENSES OF THE MERGER...............................................................................    27
CERTAIN TERMS OF THE MERGER.........................................................................................    27
         EFFECTIVE TIME OF THE MERGER...............................................................................    27
         CONVERSION AND EXCHANGE OF STOCK CERTIFICATES..............................................................    27
         CONDITIONS TO CONSUMMATION OF THE MERGER...................................................................    28
         AMENDMENT OR TERMINATION OF THE MERGER AGREEMENT...........................................................    28
         REGULATORY REQUIREMENTS....................................................................................    28
RIGHTS OF DISSENTING SHAREHOLDERS...................................................................................    28
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER.........................................................    29
         TAX CONSEQUENCES TO SHAREHOLDERS WHO RETAIN THEIR SHARES...................................................    30
         TAX CONSEQUENCES TO SHAREHOLDERS WHO RECEIVE CASH FOR THEIR SHARES.........................................    30
         TAX CONSEQUENCES TO BANCSHARES, NEW ZBI AND THE BANK.......................................................    30
         BACKUP WITHHOLDING.........................................................................................    31
RATIO OF EARNINGS TO FIXED CHARGES AND BOOK VALUE PER SHARE.........................................................    31
COMMON STOCK INFORMATION; DIVIDEND INFORMATION......................................................................    31
DIRECTORS OF ZACHARY BANCSHARES, INC. ..............................................................................    32
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......................................................    33

EXECUTIVE OFFICERS OF BANCSHARES AND THE BANK...........................................................................    33
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................................................................    34
FUTURE SHAREHOLDER PROPOSALS............................................................................................    34
OTHER MATTERS...........................................................................................................    34
WHERE YOU CAN FIND MORE INFORMATION.....................................................................................    34


APPENDIX A - MERGER AGREEMENT
APPENDIX B - OPINION OF NATIONAL CAPITAL, L.L.C.
APPENDIX C - LOUISIANA REVISED STATUTES SECTION 12:131
APPENDIX D - TABLE OF COMPARABLE TRANSACTIONS
APPENDIX E - ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001
APPENDIX F - QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2002

                               SUMMARY TERM SHEET

    This summary term sheet, together with the following Question and Answers section highlights the material information included in this proxy statement. This summary may not contain all of the information that is important to you. To understand the merger proposal fully, and for a more complete description of the legal terms of the merger proposal, you should read carefully this entire document and the other documents referenced in this document. The actual terms of the merger are contained in the merger agreement, a copy of which is attached as Appendix A to this proxy statement.

OVERVIEW OF THE MERGER

    We are furnishing this proxy statement to allow Bancshares shareholders to consider and vote on a proposal to approve the merger of a newly-created, wholly-owned subsidiary, New ZBI, Inc. with and into Bancshares. Pursuant to the terms of the merger agreement,

    o each share of common stock owned of record on November 1, 2002, by a holder of fewer than 150 shares of Bancshares common stock will be converted into, and will represent the right to receive $70.00 per share in cash; and

    o each share of common stock owned of record on November 1, 2002, by a holder of 150 or more shares of common stock will continue to represent one share of Bancshares common stock after the merger.


According to our stock records, as of the record date for the special meeting (_______________, 2003) there are approximately 346 shareholders who own fewer than 150 shares (who, together, own approximately 19,039 shares of common stock, or about 10% of total outstanding shares) and approximately 252 shareholders who own 150 or more shares (who together own approximately 174,628 shares of common stock or about 90% of total outstanding shares).


    The sole purpose of the merger is to reduce the number of record shareholders below 300 persons so that we may terminate the registration of the common stock with the SEC and thereby avoid the significant costs and personnel time commitment necessary for compliance with the SEC reporting requirements.

VOTING ON THE MERGER (PAGES 10-11)

    At the special meeting, you will be asked to vote on a proposal to approve the merger transaction as described in the merger agreement. Each share of common stock is entitled to one vote. The Company's Articles of Incorporation and the merger agreement provide that the merger must be approved by the affirmative vote of not less than seventy (70%) of the number of shares of common stock (approximately 135,567 shares) entitled to vote on the merger proposal. A majority vote of non-affiliated shareholders (i.e., shareholders who are not officers and directors of Bancshares or of the Bank) is not required to approve the merger proposal. Abstentions and broker non-votes will have the same effect as a vote against the merger proposal.


    The record date for determining who is entitled to vote at the special meeting has been fixed as the close of business on _______________, 2003. On the record date, there were 193,667 shares of common stock outstanding, held of record by approximately 598 holders. Of those shares, 10,780 shares are beneficially owned by directors and executive officers (approximately 5.57% of the outstanding shares). We have been informed that all but one of Bancshares' directors and all of Bancshares' executive officers intend to vote in favor of the merger proposal.


PURPOSE, STRUCTURE AND EFFECTS OF THE MERGER (PAGES 14-16, 24-25)

    The purpose of the merger is to reduce the total number of holders of shares of the common stock to less than 300 persons so that we may terminate our status as a reporting company and avoid the reporting and other SEC filing requirements attendant to that status. The board of directors believes that the management burden and monetary expense associated with the SEC reporting and other filing requirements far outweigh any advantage of remaining as an SEC reporting company.

    The merger has been structured as follows: A newly-created, wholly-owned subsidiary of Bancshares, New ZBI, Inc., will be merged with and into Bancshares with Bancshares remaining as the surviving corporation to the merger. New ZBI, Inc. will then cease to exist. In the merger:

    o each share of common stock owned of record on November 1, 2002, by a holder of fewer than 150 shares of common stock will be converted into, and will represent the right to receive $70.00 in cash from Bancshares for each share, and those shares will be cancelled; and

    o each share of common stock owned of record on November 1, 2002, by a holder of 150 or more shares of common stock will continue to represent one share of Bancshares common stock following the merger.

    Upon completion of the merger, shareholders whose shares are converted into cash (generally those owning fewer than 150 shares) will cease to have any ownership interest in Bancshares and will cease to participate in future earnings and growth, if any, of Bancshares or to benefit from any increases, if any, in the value of the Bancshares stock. Moreover, upon completion of the merger, the certificates representing those shares of common stock will be cancelled. Generally, shareholders of record who own 150 or more shares on the record date will retain their shares of common stock in the merger.

    Shareholder records indicate that approximately 252 of the total 598 record shareholders own 150 or more shares of our common stock. Since 252 is comfortably below the 300 shareholder threshold, the board determined to use 150 shares as the minimum required share ownership level. The 252 shareholders who own 150 or more shares own approximately 90% of the outstanding shares. The 346 shareholders who will receive cash for their shares in the merger own approximately 10% of the outstanding shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS (PAGES 22-24)

    The board of directors of Bancshares has approved the merger transaction (with six directors voting for and one director, Rodney Samuel Johnson, voting against the transaction) and recommends that you vote to approve the transaction. The board of directors believes that the transaction is in the best interests of Bancshares and its shareholders, and that the transaction is fair to all Bancshares shareholders, including the non-affiliated Bancshares shareholders. In reaching their decision to recommend and approve the merger proposal, the board of directors considered a number of factors, including the valuation of the common stock by National Capital, L.L.C. See "Proposal 1:
Approval of the Merger -- Special Factors -- Recommendation of our board of directors"; and "-- Financial fairness."

THE MERGER CONSIDERATION (PAGES 25-26)

    If the merger is completed, Bancshares will pay $70.00 in cash per share for each share of common stock converted into cash in the merger transaction. In the aggregate, Bancshares will pay approximately $1,350,000 to acquire all of the shares from shareholders who will receive cash as a result of the merger. The funds necessary to acquire these shares are anticipated to come from a special dividend paid by the Bank to Bancshares. Further, we estimate that Bancshares will incur approximately $87,500 in costs and expenses associated with the merger transaction.

NATIONAL CAPITAL'S FAIRNESS OPINION (PAGES 16-21)

    National Capital, L.L.C., Bancshares' independent financial advisor, delivered to the board of directors a written opinion dated December 2, 2002, stating that the consideration of $70.00 per share is fair to the shareholders who receive cash in the transaction. National Capital will receive a fee of approximately $20,000 for the services it has provided to Bancshares in respect of the proposed merger. The full text of National Capital's opinion dated December 2, 2002, is attached as Appendix B to this proxy statement. Please read this opinion. See "Proposal 1: Approval of the Merger -- Special Factors -- Financial fairness" for a description of National Capital's opinion and the analyses performed by it.

POTENTIAL CONFLICTS OF INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS (PAGES 24, 32, 33)

    The executive officers and directors of Bancshares and the Bank may have interests in the transaction that are different from your interests as a shareholder, or relationships that may present conflicts of interest, including the following:

    o Each member of the board of directors and each of the executive officers hold of record 150 or more shares of the common stock and will retain their shares in the merger; and

    o As a result of the merger, the shareholders who own of record on November 1, 2002, 150 or more shares, such as our directors and executive officers, will increase their percentage ownership interest in Bancshares as a result of the purchase by Bancshares of the shares owned by the holders of less than 150 shares. For example, assuming the merger is approved, the aggregate ownership percentage of the directors and officers will increase from 5.57% to approximately 6.17% as a result of the reduction of the number of shares of the common stock outstanding by approximately 19,039 shares.

The Bancshares and New ZBI directors and executive officers are the same.

     See "Proposal 1: Approval of the Merger -- Special Factors -- Interests of certain persons in the merger" and "Certain Relationships and Related Transactions" for a description of these potential conflicts.

CONDITIONS TO THE MERGER (PAGE 27)

    The merger agreement and the transactions contemplated by the merger agreement are subject to a number of conditions, including:

    o   approval of the merger by our shareholders; and

    o satisfaction of certain conditions including receipt of all regulatory approvals.


See "Certain Terms of The Merger -- Conditions to consummation of the merger" and "-- Regulatory requirements" for a description of the conditions to the consummation of the merger under the merger agreement.


TERMINATION OF THE MERGER TRANSACTION (PAGE 27)

    The merger transaction may be terminated in specified circumstances, such as if the required shareholder vote is not obtained. See "Certain Terms of the Merger -- Amendment or termination of the merger agreement" for a description of the termination events under the merger agreement.

DISSENTERS' RIGHTS (PAGES 27-28)

    If the merger is approved by the holders of less than 80% of the outstanding common stock (154,934 shares), you will be entitled to dissent from the merger (if you follow certain procedures) and receive payment by Bancshares of the fair value of your shares. The board of directors believes that holders of less than 150 shares of the common stock will receive the fair value of their shares under the terms of the merger transaction. For more information regarding your right to dissent from the merger, please read the section of this proxy statement entitled "Rights of Dissenting Shareholders," and the provisions of La. R.S.
Section 12:131 attached as Appendix C to this proxy statement.

FEDERAL INCOME TAX CONSEQUENCES (PAGES 28-30)

    A shareholder who receives cash in the merger will generally be taxed on receipt of the merger consideration if and to the extent that the amount received exceeds tax basis in the common stock. Determining the tax consequences of the merger can be complicated. See "Material U.S. Federal Income Tax Consequences of the Merger" for more details on the federal income tax consequences of the merger. You should consult your financial and tax advisors in order to understand fully how the merger will affect you.

                         QUESTIONS AND ANSWERS ABOUT THE
                         SPECIAL MEETING AND THE MERGER

    The following questions and answers are intended to briefly address commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents referred to or incorporated by reference in this proxy statement.

WHEN AND WHERE IS THE SPECIAL MEETING?

    The meeting will be held on _______________, 2003, at 10:00 a.m., local time, at Bank of Zachary's main offices, located at 4743 Main Street, Zachary, Louisiana 70791.

HOW MANY VOTES DO I HAVE?


    You will have one vote for every share of common stock you owned on _______________, 2003, the record date.


HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?


    As of _______________, 2003 (the record date), 193,667 shares of common stock were issued and outstanding and held of record by approximately 598 shareholders.


CAN I CHANGE MY VOTE?

    Yes, just send in a new proxy with a later date, or send a written notice of revocation to the corporate secretary at the address on the cover of this proxy statement. If you attend the special meeting and want to vote in person, you can deliver a written revocation of your proxy to the secretary at the meeting.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

WHY SHOULD I VOTE TO APPROVE THE PLAN OF MERGER?

    The board of directors believes that the merger is in the best interests of all Bancshares shareholders. The merger will reduce the number of holders of shares of common stock to below 300 persons, which will then allow termination of the registration of the common stock under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The board believes that the monetary expense and the burden to management incident to continued compliance with the 1934 Act significantly outweigh any material benefits derived from continued registration of the shares.

    The merger will also serve as a source of liquidity for those shareholders who receive cash for their shares. The board recognizes that there is no active trading market for the common stock and no market is expected to develop upon consummation of the merger. The board believes that the merger provides a means for those shareholders with a limited number of shares to receive cash for their shares at a fair price and without out-of-pocket costs.

HOW WILL THE MERGER AFFECT THE DAY-TO-DAY OPERATIONS?

    The merger will have very little effect on Bancshares or on the Bank's operations. The Bank will continue to conduct its existing operations in the same manner as now conducted. The articles of incorporation and by-laws of Bancshares and the Bank will remain in effect and unchanged by the merger. The deposits of the Bank will continue to be insured by the FDIC. After the merger is completed, the current officers and directors of the Bank will continue to hold the positions each now holds with the Bank, and the Bank will continue to be regulated by the same agencies as before the merger.

HOW WAS THE CASH PRICE FOR SHARES OF THE COMMON STOCK DETERMINED?

     The board of directors retained National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to assist the board in determining a fair price for the shares of common stock to be purchased by Bancshares in the merger transaction. National Capital delivered a valuation to the board valuing a share of the common stock at between $65.00 and $75.00 per share. The board of directors considered the independent valuation and other factors and determined that the cash consideration under the merger agreement should be $70.00 per share. Subsequently, National Capital issued an opinion to the board of directors that the cash consideration to be paid under the merger agreement was fair, from a financial point of view, to the shareholders receiving cash in the merger. A copy of the fairness opinion of National Capital is attached as Appendix B to this proxy statement for your review.

MAY I OBTAIN A COPY OF NATIONAL CAPITAL'S VALUATION?

    In connection with National Capital's fairness opinion, National Capital has prepared and delivered to Bancshares a fairness opinion report that details the valuation principles and methodologies used to determine the fairness of the proposed transaction. You or your representative (designated in writing) may inspect and copy the fairness opinion report at the Bank's main office during regular business hours. You or your representative (designated in writing) may also receive a copy of the report upon written request and at your expense. Please send in your written request to the address set forth on the cover page of this proxy statement. Additional information or documentation may be requested from you if necessary to verify your identity or that of your representative or the authority of your representative. You may also be required to execute an agreement to protect the confidentiality of the information contained in the report.

WHEN WILL THE MERGER BE COMPLETED?


    We plan to complete the transaction by the end of February, 2003 so that registration of the common stock can be terminated by March, 2003.


SHOULD I SEND IN MY COMMON STOCK CERTIFICATES NOW?

    No. After the merger transaction is completed, those shareholders who receive cash in the merger will receive written instructions for exchange of their common stock certificates for cash.

WHO CAN HELP ANSWER MY QUESTIONS?

    If you have any questions about the special meeting or any of the items to be considered by the shareholders at the meeting, or if you need additional copies of the enclosed materials or proxy, you should contact: Winston E. Canning, Post Office Box 497, Zachary, Louisiana 70791. His telephone number is
(225) 654-2701.

WHAT DO I NEED TO DO NOW?

    o Mail your signed proxy in the enclosed return envelope as soon as possible so that your shares may be represented at the meeting. If you sign and return your proxy but do not include instructions on how to vote, your shares will be voted "FOR" the proposal to approve and adopt the merger and the merger agreement.

    For a more complete description of voting at the shareholders' meeting, see the section entitled "Additional Information About the Special Meeting -- How to vote my proxy" beginning on page 10 of this proxy statement.

                           FORWARD-LOOKING STATEMENTS

    Forward-looking statements are included in this proxy statement and the documents incorporated herein by reference. These forward-looking statements include discussions of expectations concerning future operations, profitability, liquidity and capital resources and the expected effects on us and our shareholders if the merger transaction is completed. You can identify these forward-looking statements by use of the words "expects," "estimates," "believes," "plans," "anticipates" or similar expressions. Actual results could differ materially from those expressed or implied by the forward-looking statements as a result of known and unknown risks, uncertainties and other factors. A factor that might cause such a difference is the uncertainty as to the cost savings to be realized after termination of public registration of the common stock. There can be no assurance that, our business strategy will be successful or that the business and operations will not be adversely affected by the proposed merger transaction.

                ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING

SOLICITATION OF PROXIES

    Bancshares will pay the expenses of soliciting proxies to be voted at the special shareholders' meeting. In addition to soliciting proxies through the mails, proxies may be solicited by directors, officers and employees in person or by telephone or other means of communication. Directors, officers and employees will not receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. After the original mailing of the proxies and other solicitation materials, we will request that brokers, custodians, nominees and other record holders of common stock forward copies of the proxy and solicitation materials to beneficial owners for whom they hold shares.

VOTES NEEDED FOR A QUORUM

    The holders of a majority of the shares of the common stock (96,835 shares) entitled to vote at the shareholders' meeting must be present at the meeting, either in person or by a properly executed proxy, to obtain the quorum necessary to transact business at the meeting. The shares owned by shareholders present at the meeting or represented at the meeting by a properly executed proxy, but who abstain from voting on the merger, will be treated as shares that are present and entitled to vote at the meeting for determining whether or not a quorum exists. Further, broker non-votes, if any, will be treated as present for determining whether a quorum exists.

VOTE REQUIRED TO APPROVE THE MERGER

    If a quorum is present at the meeting, the affirmative vote of the holders of at least seventy (70%) percent of the total shares of common stock entitled to vote on the merger proposal (approximately 135,567 shares), will be required to approve the merger transaction.

    Approval of any other matters as may properly come before the meeting will require the affirmative vote of a majority of the total voting power present at the meeting, in person or by proxy.

    Abstentions and broker non-votes will have the effect of a vote against the merger proposal.

HOW TO VOTE MY PROXY

    The proxy accompanying this proxy statement is solicited on behalf of the board of directors for use at the special shareholders' meeting. We encourage you to attend the special meeting, and execution of a proxy will not affect your right to attend the meeting and to vote in person. However, to ensure that your shares are voted in accordance with your wishes and that a quorum is present at the meeting so that we can transact business, you are urged to complete, sign and return the enclosed proxy as promptly as possible in the enclosed, self-addressed stamped envelope. Your prompt response will help reduce proxy costs, which are paid for by Bancshares.

    Please complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to Post Office Box 497, Zachary, Louisiana 70791, Attention: Winston E. Canning. All properly signed proxies received prior to the vote being taken at the meeting will be voted as indicated on the proxy unless the proxy is revoked prior to its exercise. You have the unconditional right to revoke your proxy by:

    o a written, dated instrument delivered to us at or prior to the meeting stating that the proxy is revoked; or

    o a subsequent proxy that is signed by the same person who signed the earlier proxy and is presented at or prior to the meeting.

However, mere attendance at the shareholders' meeting will not of itself revoke a proxy.

    If your shares are held of record in "street name" by a broker, bank or other nominee and you intend to vote your shares in person at the special meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

    The board of directors does not know of any matters other than the proposal to approve the merger and merger agreement to be presented for a vote at the special meeting. If any other matters are properly brought before the meeting, or any adjournment, the persons named in the proxies, acting under the proxy, will have discretion to vote on those matters in accordance with their best judgment, including adjournment of the special meeting.

                       PROPOSAL 1: APPROVAL OF THE MERGER

    You are being asked to consider and vote upon a proposal to approve the merger of New ZBI, Inc., a newly-formed, wholly-owned subsidiary of Bancshares, with and into Bancshares, with Bancshares being the surviving corporation. Pursuant to the terms of the merger,

    o each share of common stock owned of record on November 1, 2002, by a shareholder who holds fewer than 150 shares of common stock will be converted into the right to receive $70.00 in cash per share, and

    o each share of common stock owned of record on November 1, 2002, by a shareholder who holds 150 or more shares of common stock, will continue to represent one share of common stock in Bancshares following the merger.

The sole purpose of the merger is to allow Bancshares to reduce the number of shareholders below 300 in order to terminate registration of the common stock and our status as a public company, which will allow us to avoid the time and expense of compliance with SEC reporting and other filing requirements.

                                     GENERAL

ZACHARY BANCSHARES, INC. AND THE BANK

    Bancshares is a Louisiana corporation and a registered bank holding company, incorporated in 1984 to hold the outstanding stock of Bank of Zachary. The Bank is a wholly-owned subsidiary of Bancshares and, except for New ZBI, Bancshares has no other subsidiaries. At September 30, 2002, Bancshares had total consolidated assets of approximately $106.5 million, and shareholders' equity of approximately $12.3 million. The Bank's and Bancshares' principal executive offices are located at 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791 and the Bank's telephone number is (225) 654-2701.

    The Bank was organized as a Louisiana state bank in 1904. The Bank is engaged in primarily the same business operations as any independent commercial bank, with special emphasis in retail banking, including the acceptance of checking and savings deposits, and the making of commercial, real estate, personal, home improvement, automobile and other installment and term loans. It also offers among its services, travelers' cheques, safe deposit boxes, note collection, and other customary bank services to its customers, with the exception of trust services. In addition, the Bank offers drive-up teller services and night depository facilities. The Bank is insured under the Federal Deposit Insurance Act but is not a member of the Federal Reserve System.

    The Bank's loan portfolio consists of three main areas: (1) real estate construction and mortgage loans; (2) loans to individuals for household, family and other consumer expenditures; and (3) commercial and industrial loans. As of September 30, 2002, these three categories accounted for approximately 54%, 13%, and 32%, respectively, of the Bank's loan portfolio.

    As of September 30, 2002, the Bank had a total of 4,714 accounts representing non-interest bearing demand deposits and NOW accounts with a total balance of $34.6 million; 105 accounts representing money market accounts with a total balance of $2.6 million; 2,286 savings accounts with a total balance of $10.6 million; and 1,442 other time deposit accounts with a total balance of $46.3 million.

    Most of the Bank's business originates from within East Baton Rouge Parish, Louisiana; however, some business is obtained from the parishes immediately surrounding East Baton Rouge Parish.

    The Bank has not been convicted in a criminal proceeding during the past five years, nor has it been a party to any judicial or administrative proceeding, excluding traffic violations and similar misdemeanors, during the past five years that resulted in a judgment decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation of federal or state securities laws.

NEW ZBI, INC.

    New ZBI is a newly-formed Louisiana corporation, and is a wholly-owned subsidiary of Bancshares. New ZBI's executive offices are located at 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791, and its telephone number is (225) 654-2701. New ZBI was organized solely for the purpose of facilitating the merger transaction. New ZBI will merge into Bancshares, and will cease to exist after the merger. New ZBI has not conducted any activities other than those incident to its formation, its negotiation and execution of the merger agreement, and its assistance in preparing various SEC filings related to the proposed going private transaction. New ZBI has no significant assets, liabilities or shareholders' equity.

    New ZBI has not been convicted in a criminal proceeding during the past five years, nor has it been a party to any judicial or administrative proceeding, excluding traffic violations and similar misdemeanors, during the past five years that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation of federal or state securities laws.

                                 SPECIAL FACTORS

BACKGROUND OF THE MERGER PROPOSAL

    At its inception in 1984, Bancshares' total number of shareholders exceeded 500, triggering an SEC requirement for registration of the Bancshares common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. As an SEC reporting company, Bancshares is required to prepare and file with the SEC, among other items, the following:

    o   Annual Reports on Form 10-KSB;

    o   Quarterly Reports on Form 10-QSB; and

    o Proxy Statements and related materials as required by Regulation 14A under the Securities Exchange Act of 1934, as amended.


The costs associated with these reports and other filing obligations comprise a significant corporate overhead expense. These costs include securities counsel fees, auditor fees, costs of printing and mailing the SEC documents and the word processing, specialized software and filing costs associated with the SEC reports and other filings. These SEC registration-related expenses have been increasing over the years, and we believe that they will continue to increase, particularly in light of the Sarbanes-Oxley Act of 2002, and the additional rules and regulations of the SEC related to such Act.



    As a result of these expenses, the burden on management required for compliance with SEC rules and regulations, and the additional requirements of the Sarbanes-Oxley Act, Bancshares management held internal discussions, during the summer of 2002, concerning the possibility of terminating the registration of the common stock with the SEC. Based upon these internal discussions, management concluded that any benefits from being a registered ("public") company are substantially outweighed by the burden on management and the expense related to the SEC reporting obligations. Based upon these conclusions, management contacted corporate counsel and Bancshares' independent accountants and set up a meeting on October 1, 2002, to discuss issues related to terminating registration of the common stock with the SEC.


    After discussions with corporate counsel, management determined that the number of record shareholders must be reduced below 300 persons in a transaction that would be deemed by the SEC to be a "going private" transaction in order to terminate the registration of the Bancshares common stock with the SEC.

    Management's review of stock records confirmed that, if Bancshares repurchased all of the shares of every shareholder that owned fewer than 150 shares of common stock, only approximately 252 total record shareholders would remain after the purchases were completed, and 252 total shareholders is comfortably below the 300 shareholder threshold required to terminate SEC registration.


    At the October 1, 2002 meeting, management also discussed with Bancshares' corporate counsel and independent accountants possible structures for a transaction by which all shares owned by holders of fewer than 150 shares would be acquired by Bancshares. Based upon these discussions, management determined that three viable alternatives existed: a tender offer structure, a reverse stock split, and a merger of a wholly-owned subsidiary with and into Bancshares. Based upon these discussions, management later presented these three alternative structures to the board for consideration. Management also contacted National Capital, L.L.C., an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to provide advice concerning the potential financial terms of a "going private" transaction.



    On October 17, 2002, management, counsel and a representative of Bancshares' independent accountants presented to the board of directors alternative structures for, and an overview of, a "going private" transaction. Management presented to the board the projected savings in costs and management time that would result from terminating the SEC registration of our common stock. The board considered three alternative structures for a going private transaction, a tender offer, a reverse stock split and a merger. The board of directors did not make any determination whether to proceed with the proposed "going private" transaction at this meeting. However, the board concluded that it was in the best interests of the shareholders of Bancshares, particularly the shareholders who would receive cash for their shares in the merger, that an independent financial advisor be retained to conduct valuation of the common stock. The board reviewed the credentials of National Capital, L.L.C., and Mr. Ken Walters of that firm and authorized the retention of National Capital to perform a valuation of the common stock.



    The board of directors met again on Thursday, October 31, 2002, and Friday, November 1, 2002, to discuss the proposed transaction. The board of directors, based upon the presentation of management, counsel, Bancshares' independent accountants, and representatives of National Capital, determined to proceed with a "going private" transaction. The board approved the proposed transaction by a six-to-one vote. The dissenting director, Rodney Samuel Johnson, opposed the proposed transaction for the reasons set forth below in "--Recommendation of our board of directors."



    Unless otherwise specifically provided, all references in this proxy statement to any approvals, determinations, agreements or beliefs of the Bancshares board shall mean the board acting upon a six-to-one vote.


    The board agrees with management that the burden on management and the expense of the SEC reporting and other filing obligations outweighs any benefit from the SEC registration of our common stock. The board also determined that a merger was the preferred structure because

    o a tender offer process is more expensive, could take many months to complete, and would provide no assurances that a sufficient number of shareholders would tender their shares;

    o a reverse stock split (which would be accomplished through an amendment to the Company's Articles of Incorporation) would be subject to a shareholder vote of only a majority of the voting power present in person or by proxy at the special meeting, while the merger structure requires a much greater affirmative vote of not less than 70% of the shares entitled to vote on the merger proposal, and unlike a merger, a reverse stock split structure would not provide shareholders with statutory appraisal rights under Louisiana law. See "Rights of Dissenting Shareholders."

The board reviewed the stockholder records and preliminarily determined that shares held of record on November 1, 2002 by a shareholder owning fewer than 150 shares would be converted to the right to receive cash in the merger. Counsel explained that, if the board approved the merger proposal, a proxy statement and
Schedule 13E-3 would be filed with the SEC. The board then authorized management to begin the process of preparing the required transaction documents as well as the necessary SEC filings.

    National Capital presented to the board members its valuation of the common stock. The range of values provided to the board were from $65.00 per share to $75.00 per share. National Capital explained the detailed procedures performed and the financial analyses supporting the range of values. The board members discussed the different factors involved in these procedures and National Capital further clarified the assumptions utilized in its valuation.



    After these discussions, the board determined that $70.00 was a fair value for the shares of common stock to be purchased by Bancshares in the merger and that the merger transaction was fair to all shareholders (including non-affiliated shareholders). While one of the board members, Rodney Samuel Johnson, voted against, and is opposed to, the proposed transaction for the reasons set forth in "--Recommendation of our board of directors," Mr. Johnson did agree with the board's determination that $70.00 was a fair value for the shares of common stock to be purchased in the going private transaction. In consideration of National Capital's valuation range of $65.00 to $75.00, and after discussions concerning valuation, the individual board members were all in agreement that a $70.00 price was most appropriate since $70.00 is directly in the middle of the National Capital range.


    The board requested an opinion by National Capital that the $70.00 per share price was fair, from a financial point of view, to the shareholders owning fewer than 150 shares who would receive cash in the merger. National Capital later delivered a fairness opinion, dated December 2, 2002, to all shareholders of Bancshares, including the board, which opinion states that $70.00 per share is fair, from a financial point of view, to all shareholders of Bancshares, including the shareholders receiving cash in the merger.

    At a subsequent meeting on November 21, 2002, the Board reviewed with management and counsel a draft merger agreement. The board then adopted resolutions approving a form of merger agreement, authorizing management to proceed with the merger transaction and to seek shareholder approval of the merger proposal. In addition, the board members reviewed with management and counsel a draft proxy statement and transaction statement on Schedule 13E-3 and discussed the necessary SEC disclosures. Thereafter, the board approved the form of proxy statement and Schedule 13E-3 and authorized management to make all necessary filings with the SEC or otherwise to consummate the proposed "going private" transaction.

    The board determined that the merger proposal was fair to all shareholders (including non-affiliated shareholders), generally, and specifically with respect to shareholders receiving cash in the merger. In making this determination, the board did not utilize the following procedural safeguards:

    o the merger transaction was not structured to require separate approval by a majority of those shareholders who are not officers or directors of Bancshares or the Bank; and

    o the directors did not retain any unaffiliated representative to act solely on behalf of shareholders who are not officers or directors for purposes of negotiating the terms of the merger transaction or to prepare a report regarding the fairness of the transaction.

The board has determined that, based upon the factors described in "--Recommendation of our board of directors" below, the merger is fair to all shareholders of Bancshares, including shareholders who are not officers or directors.

    The board did not consider any alternatives to a going private transaction. The board did not consider a possible sale of Bancshares since no firm offers had been presented to the board and no determination had been made that such a sale would be in the best interest of the shareholders. Further, the board did not view a sale as an alternative that could achieve the benefits of the going private transaction, including liquidity for those shareholders being paid cash in the merger while allowing a reduction of costs for Bancshares and those shareholders who retain their shares.

PURPOSES OF AND REASONS FOR THE MERGER PROPOSAL

    The purpose of the proposed merger is to terminate Bancshares' status as a reporting company with the SEC, which the board believes will reduce expenses and create shareholder value. We are aware that the advantages to being a public company, including potential investment liquidity and the possibility for use of company securities to raise capital or make acquisitions, may be important to some companies. We have not, however, taken advantage of any of these benefits and will not be in a position to do so in the foreseeable future. In the board's judgment, the registration of Bancshares stock with the SEC yields no advantages and, therefore, no justification exists for the continuing direct and indirect costs of registration with the SEC. In addition, the board believes that management has reduced corporate overhead as much as possible, and that the majority of the corporate costs remaining are those associated with being a public company. We believe these costs will only continue to increase.


    Bancshares incurs direct and indirect costs associated with the filing and reporting requirements imposed on public companies by the 1934 Act. Examples of anticipated direct cost savings from terminating registration of the common stock include substantially less complicated disclosure, reduced professional and advisory fees, reduced accounting fees, reduced insurance costs, reduced printing and mailing costs for corporate communications, and reduced miscellaneous, clerical and other expenses (e.g., the word processing, specialized software and electronic filings associated with SEC filings).

     Our direct costs associated with the routine SEC filing and reporting requirements were approximately $25,000 or 90% of our overhead expense in 2001. These expenses consisted of the following:

Accounting Fees......................................................   $ 15,000
Securities Counsel...................................................   $    500
Corporate Communications.............................................   $  7,200
Specialized Software.................................................   $    800
SEC Filing Fees and Miscellaneous....................................   $  1,500

We believe that the costs incurred in 2001 are a reasonable estimate for the recurring annual cost savings that should result from the going private transaction and subsequent termination of our SEC registration. Estimates of the annual savings to be realized if the merger is implemented are based upon (i) the actual costs of the services and disbursements in each of the above categories that are reflected in recent historical financial statements and (ii) management's estimates of the portion of the expenses and disbursements in each category believed to be solely or primarily attributable to the public company status. In some instances, management's estimates are based on information provided by third parties or upon verifiable assumptions. For example, our auditors have informed us that there will likely be a reduction in accounting fees if we cease to be public as legal reviews of SEC filings will not be needed if we no longer file reports with the SEC. Other estimates are more subjective. For example, we expect lower printing and mailing costs as a result of less complicated disclosure required by our private status, and the reduction in direct miscellaneous clerical and other expenses.

    The amounts set forth above are only estimates, and the actual savings to be realized may be higher or lower than these estimates. These estimated savings will not be realized until after the fiscal year ended December 31, 2002.

    The projected reduction in the number of total record shareholders from 598 to approximately 252 will also result in reduced expenses and less burden on management because Bancshares will have less than 50% of its current number of shareholders. The decrease in number of shareholders reduces the volume of communications and amount of postage and related expenses associated with the semi-annual issuance of dividend checks to shareholders and other shareholder communications.

STRUCTURE OF THE MERGER

    The merger proposal is structured as a "going private" transaction because it is intended to and, if completed, will likely result in the termination of our reporting requirements and other filing obligations under the Securities Exchange Act of 1934, as amended.

    The merger has been structured so that upon consummation of the merger, Bancshares will have fewer than 300 record holders of its shares of common stock. We have recently organized New ZBI, Inc. as a wholly-owned subsidiary to facilitate the merger transaction. New ZBI will be merged with and into Bancshares pursuant to the terms of the merger agreement. Bancshares will be the surviving corporation to the merger. If completed, the merger will have the following effects.

    Shares held on November 1, 2002, by shareholders owning fewer than 150 shares. Each share of common stock owned of record on November 1, 2002, by a holder of fewer than 150 shares will be converted, pursuant to the terms of the merger, into the right to receive a cash payment of $70.00 per share. After the merger and payment of that amount, holders of these shares will have no further interest in Bancshares. These shareholders will not have to pay any service charges or brokerage commissions in connection with the merger or the cash payments to them.

    Shares held on November 1, 2002, by shareholders owing 150 or more shares. Each share of common stock owned of record on November 1, 2002, by a holder of 150 or more shares of common stock will remain outstanding and continue to represent one share of common stock in Bancshares following the merger.

     Beneficial owners of shares of the common stock. Nominees (such as a bank or broker) may have required procedures, and shareholders holding common stock in "street name" should contact their nominees to determine how they will be affected by the merger transaction.

    Under the merger agreement, each share of common stock owned by a shareholder who holds of record fewer than 150 shares will be converted into the right to receive cash. The board selected 150 shares as the ownership minimum for several reasons, including to ensure that, after completion of the merger:

    o the number of record shareholders would be less than the 300 shareholder limit necessary to terminate registration with the SEC;

    o shareholders would have the ability to make future transfers (by gift or otherwise) of common stock; and

    o Bancshares would have sufficient flexibility to issue stock in the future for corporate purposes, including raising equity capital for Bancshares or the Bank or attracting and retaining qualified employees, directors or executive officers.

Out of a total of 598 record shareholders, approximately 252 shareholders own 150 or more shares of our common stock. These 252 shareholders own, in the aggregate, approximately 90% of the outstanding shares of common stock.

    If the merger is approved by the holders of less than 80% of the outstanding common stock, those shareholders who vote against the merger proposal will be entitled to dissent from the merger by following the procedures set forth in La. R.S. Section 12:131, which statute is included as part of Appendix C to this proxy statement. See "Rights of Dissenting Shareholders" beginning on page 27 of this proxy statement.

DETERMINATION OF THE TERMS OF THE MERGER

    The structure and terms of the merger were determined by current management and the board of directors. Because New ZBI is a wholly-owned subsidiary, the terms of the merger cannot be considered the result of arm's-length negotiations between unrelated parties. Consequently, the board retained National Capital, an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to value the common stock. The cash consideration to be paid for the common stock under the merger was determined by the board of directors, in part, in reliance on National Capital's valuation and fairness opinion. See "-- Financial fairness."

FINANCIAL FAIRNESS

    The board of directors believes that the merger proposal is fair to, and in the best interests of, Bancshares and all shareholders, including those shareholders who are officers and directors as well as those who are not officers and directors, and to all shareholders who will receive cash for their shares. The board of directors also believes that the process by which the merger is to be approved is fair.

    The board of directors believes that the merger proposal is fair despite the absence of statutory safeguards identified by the SEC, namely that

    o the board did not retain an unaffiliated representative to act solely on behalf of the shareholders who are not officers or directors, including shareholders who will receive only cash in the merger, for the purpose of negotiating the terms of the merger proposal or preparing a report covering the fairness of the merger proposal; and

    o the merger proposal is not structured so that the approval of at least a majority of those shareholders who are not officers and directors is required.

    However, despite the absence of an SEC requirement to do so, the board did obtain an opinion from an unaffiliated third-party relating to the fairness of the cash consideration to be paid to certain shareholders. As a result of obtaining an independent fairness opinion, the board determined that the cost of obtaining an additional fairness opinion or valuation from an unaffiliated representative for the purpose of negotiating the terms of the merger proposal on behalf of the non-affiliated shareholders would be costly and would not provide any meaningful additional benefit.

    The board of directors approved the merger proposal, and the board recommends that the shareholders approve the proposal. All but one of the members of the board of directors has expressed an intention to vote in favor of the merger proposal, including the board members who are not employees of Bancshares or the Bank. Rodney Samuel Johnson voted against the merger as a member of the board of directors, and has expressed an intention to vote his shares of common stock against the merger proposal.

    The board of directors required that National Capital (i) value the common stock, and (ii) issue a fairness opinion on the price determined by the board of directors to be paid for shares of common stock in connection with the merger proposal. The board imposed no limitations upon National Capital with respect to the investigations made or procedures followed in rendering the valuation or the fairness opinion. A copy of National Capital's fairness opinion is attached to this proxy statement as Appendix B.

    National Capital, a Louisiana limited liability company, is an independent financial advisor with extensive experience in the valuation of banks and bank holding companies in the states of Louisiana and Mississippi. The board chose National Capital to perform the valuation based upon its reputation and management's recommendations.

    In rendering its valuation and fairness opinion, National Capital considered such financial and other factors as it deemed appropriate under the circumstances, including, among others:

    o the historical and current financial position and results of operations of Bancshares;

    o the historical and current financial position and results of operations of the Bank, including information related to interest income, interest expense, net interest margin, net non-interest margin, provision for loan losses, non-interest income, non-interest expense, earnings, dividends, book value, intangible assets, return on assets, return on shareholders' equity, capitalization, the amount and type of non-performing assets, loan losses and the reserve for loan losses, all as set forth in the financial statements of the Bank;

    o the assets and liabilities of Bancshares and the Bank, including the loan, investment and mortgage portfolios, deposits, other liabilities, historical and current liability sources, costs and liquidity;

    o   results of recent regulatory examinations of the Bank;

    o   future earnings and dividend paying capacity;

    o certain other publicly available financial and other information concerning Bancshares and the Bank;

    o the general economic, market and financial conditions affecting Bank operations and business prospects;

    o the competitive and economic outlook for the Bank's trade area and the banking industry in general; and

    o publicly available information concerning certain other banks and bank holding companies, the trading markets and prevailing market prices for their securities, and the nature and terms of certain other merger transactions involving banks or bank holding companies.

    In addition, National Capital interviewed senior management concerning past and current operations, financial condition and future prospects, as well as the results of recent regulatory examinations. Based in part on the foregoing factors, National Capital developed earnings projections for the years ending December 31, 2002 through December 31, 2008. National Capital used these projections, the factors described above and other relevant factors and information deemed appropriate in National Capital's professional judgment to develop a valuation for the common stock and an opinion as to the financial fairness of the merger transaction.


    In rendering its valuation and fairness opinion, National Capital relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available, and did not attempt to independently verify the information. National Capital did not make or obtain any evaluations or appraisals of the properties of Bancshares or the Bank, nor did it examine any individual loan credit files. National Capital's valuation and fairness opinion are necessarily based upon conditions as they existed at the time and can be evaluated only as of the respective date that each was rendered.

    The preparation of a valuation and a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In its valuation and fairness opinion, National Capital made numerous assumptions with respect to industry performance, business and economic conditions and other matters. While National Capital believes that these projections and the assumptions upon which they were based were reasonable, National Capital has no control over the future occurrence of any of the events upon which the projections were based. Certain of the projections are based on factors, such as general and local economic conditions, that are beyond management's control. In addition, National Capital's projections do not provide for unforeseen risks and contingencies that may arise in the operation of Bancshares and the Bank. Consequently, National Capital cannot assure you that the projections on which its valuation and fairness opinion were based will accurately forecast the future results of operations of Bancshares and the Bank. The actual future results of operations may be significantly more or less favorable than National Capital's financial projections. In addition, estimates of values of other companies used in rendering the valuation and fairness opinion do not purport to be valuations of those companies or necessarily reflect the prices at which those companies or their securities may actually be sold.

    Standard of value

    Before assessing the value of the common stock, National Capital was required to determine the proper valuation standard to use. The fair market value standard of valuation contemplates a willing buyer and a willing seller, each with full knowledge of the relevant facts and under no compulsion to transact. On the other hand, the fair value standard of valuation contemplates a scenario where one of the parties to the transaction may be compelled to complete a transaction. The fair value standard is also the measure of value that generally applies in dissenting shareholder lawsuits and, at times, in corporate dissolutions. Shares being valued under the fair value standard of valuation are generally held by shareholders with a minority interest in the entity. Under the fair value standard, an appraiser must lean toward a value that favors the unwilling party in the transaction, but not so much as to be unfair to the shareholders who remain after the transaction is completed. Thus, the fair value standard will yield a value higher than the fair market value standard of value. Based on the nature of the transaction and the parties involved, National Capital determined that the fair value standard of valuation would be appropriate in this transaction.

    In determining the fair value of the common stock, National Capital considered the use of a number of different valuation methods, including the net asset value approach, market valuation approach, earnings capitalization approach, guideline company approach and investment value approach, as explained below. The analyses underlying the valuation must be considered in their entirety. The failure to consider all factors, analyses and methods underlying the whole of the valuation could create an incomplete view of the analyses and the processes underlying the valuation and the fairness opinion. A summary of the primary valuation approaches considered by National Capital is set forth below.

    Net asset value approach

    The net asset value approach derives a value by determining the market value of the individual balance sheet components. This approach typically assumes liquidation of the entity's property on the date of valuation with recognition of securities gains or losses, real estate appreciation or depreciation and any adjustments to the loan loss reserve, discounts to the loan portfolio or changes in the net value of other assets. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), the net asset value approach results in a liquidation value and does not take into account the values attributable to the going concern, such as the interrelationship among assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth. Therefore, National Capital did not perform a net asset appraisal and gave no weight to the net asset value approach in determining the fair value of the common stock.


    Market value or comparative transaction approach

    The market value approach is frequently used to determine the price of a minority block of stock when both the quantity and quality of comparable data are deemed sufficient. Under the market value approach, the "hypothetical" fair value for a small bank whose stock is not actively traded may be determined by creating a universe of similar whole bank and whole bank holding company transactions over a suitable period of time and within an appropriate geography. A summary of these transactions is included in Appendix D to this proxy statement. The pricing multiples and financial characteristics of the companies that were acquired are then compared with the financial characteristics of the entity being valued. National Capital determined that the market value approach was an appropriate method to use in determining the fair value of the common stock. In applying the market value approach, National Capital analyzed the following financial characteristics of Bancshares and the acquired companies:
(i) price to tangible book value; (ii) price to earnings; (iii) price to deposits; (iv) price to assets; and (v) premium over tangible book value as a percentage of core deposits. The per share values obtained by using each of the financial characteristics of the acquired companies applied to the financial characteristics of Bancshares yielded the results in the following table.

                              MARKET VALUE APPROACH

                                                        PER SHARE VALUE
                                                        ---------------
   (i) Price to tangible book value                         $73.13
  (ii) Price to earnings                                    $74.11
 (iii) Price to deposits                                    $61.53
  (iv) Price to assets                                      $60.37
   (v) Premium over tangible book value                     $60.48

Taking all values in the table above into consideration, National Capital determined that the fair value of the common stock under the market value approach was $69.71 per share.

    Capitalization of earnings approach


    The capitalization of earnings approach relies on historical data rather than estimates of future performance as the basis of valuation, and can provide a reasonable indication of value, especially in cases where the subject company has a history of stable earnings or growth and such stability or growth can be reasonably expected to continue in a similar manner. Bancshares has experienced stable earnings over a relatively long period. As indicated in the table below, a weighted average of Bancshares' earnings over the past five years was used to establish the earnings level to be capitalized and an average of price to earnings ratios of comparable public companies was used to calculate the appropriate capitalization rate.

                       CAPITALIZATION OF EARNINGS APPROACH

                            Weighted Average Earnings


                                                         1997          1998           1999         2000       2001
                                                         ====          ====           ====         ====       ====
Income (000)                                             $937         $1,054         $1,223       $1,147     $1,231
Weighting                                                 1              2             3            4           5

Weighted average earnings (000):                        1,164

                            Price to Earnings Ratios

      Symbol                                  Company                            Price to Earnings (as of 10/22/02)
      ======                                  =======                            ==================================
        TSH                           Teche Holding Company                                      9.30
        CIZ                           Citizens Holding Company                                  13.50
        MSL                           MidSouth Bancorp, Inc.                                    10.80
       BKBK                           Britton & Koontz Capital Corporation                      11.60

Average price to earnings ratio:  11.30
Capitalization rate:  8.85% (1/11.30)




National Capital determined that the fair value of the common stock under the capitalization of earnings approach (utilizing weighted average earnings of $1,164,000 and a capitalization rate of 8.85%) was $67.90 per share.


    Non-dilutive exchange value or guideline companies approach

    The exchange value approach of valuation looks at a potential acquisition transaction from the point of view of the chief financial officer of a potential acquirer. An acquiring company's objective would be to enhance its earnings per share by means of the acquisition transaction. Accordingly, under the exchange value approach, the appraiser would analyze the earnings stream of the target entity and take into consideration any synergies that the acquirer would be able to realize upon consummation of the transaction. National Capital determined that the exchange value approach was an appropriate method to use in determining the fair value of the common stock.

    Under this method, National Capital developed a universe of guideline banking companies using publicly traded banks that operate in Louisiana and Mississippi. The value obtained under this method assumes that the common stock would trade as if it was listed on the NASDAQ small cap market and that transactions in the common stock were occurring on a regular basis and in sufficient volume to represent a liquid market. National Capital selected a basket of four companies operating in Louisiana and Mississippi whose operating characteristics, geographic footprint and lines of business were most similar to Bancshares. The guideline companies selected were Britton & Koontz Capital Corporation, Natchez, Mississippi (ticker symbol BKBK); Citizens Holding Company, Philadelphia, Mississippi (ticker symbol CIZ); MidSouth Bancorp., Lafayette, Louisiana (ticker symbol MSL); and Teche Holding Company, New Iberia, Louisiana (ticker symbol TSH). National Capital determined that the fair value of the common stock under the exchange value approach was $69.98 per share.

    Investment value approach

    The investment value approach considers projected dividends, earnings, maximum dividend paying capacity and future terminal value. This method is a common approach utilized by appraisers to estimate share value -- particularly for mature entities with modest growth rates, such as Bancshares. The investment value approach produces a value based on a required return and a cash flow that shareholders can expect to receive by holding and ultimately liquidating the shares. National Capital determined that the investment value approach was an appropriate method to use in determining the fair value of the common stock.

    The table below demonstrates the five-year earnings history of Bancshares and the seven-year projected earnings developed by National Capital and used in this method. At the time National Capital developed the projections, Bancshares had not yet completed its year ending December 31, 2002.



   YEAR                                                                                  RETURN ON
  ACTUAL                                               EARNINGS        DIVIDENDS     AVERAGE ASSETS    AVERAGE ASSETS
  ------                                               ---------       ---------     --------------    --------------
                                                         (000)           (000)                              (000)
   1997........................................          $  927          $339            1.23%             $75,399
   1998........................................          $1,048          $368            1.29%             $81,455
   1999........................................          $1,216          $407            1.42%             $85,840
   2000........................................          $1,142          $436            1.31%             $87,388
   2001........................................          $1,221          $464            1.30%             $94,012

  PROJECTED
   2002........................................          $1,347          $517            1.37%            $ 98,487
   2003........................................          $1,426          $548            1.39%            $102,498
   2004........................................          $1,505          $578            1.41%            $106,976
   2005........................................          $1,583          $608            1.42%            $111,453
   2006........................................          $1,662          $638            1.43%            $115,931
   2007........................................          $1,741          $669            1.45%            $120,409
   2008........................................          $1,820          $699            1.46%            $124,886


    To determine the present value of all future economic benefits associated with the common stock, National Capital was required to select a discount rate. The discount rate reflects the risk of uncertainty associated with the future economic benefits and a rate of return that an investor would require from a similar investment with similar risks.

    National Capital developed an appropriate discount rate using the build-up method. National Capital used the August 2002 ten-year constant maturity U.S. Treasury yield (4.26%) as the benchmark risk-free rate. National Capital used an equity risk premium of 7.40%, which was the historic average annual difference between the yield on the intermediate U.S. Treasury Note, and the total returns on stocks of large companies as calculated by Ibbotson Associates ("Ibbotson") in its Stocks, Bonds, Bills and Inflation 2002 Yearbook.

    National Capital also considered adjustments to the risk-free and equity risk premium due to the industry in which Bancshares operates. An industry risk premium is required to adjust for valuation differences by industry and was determined to be -0.16% based on data compiled by Ibbotson.

    National Capital also considered adjustments to the risk-free and equity risk premium due to the small size of Bancshares' market value and characteristics specific to Bancshares. A micro-cap premium is required for companies with very small market capitalizations and was determined to be 3.30% based on data compiled by Ibbotson. Specific company risk factors, including location and economic concentration, added another 2.00% premium.

    The build up method produced a discount rate of 16.80% as demonstrated below:


                                 BUILD UP METHOD
                                 SEPTEMBER 2002


    Riskless Rate (Ten Yr. Treasury)........................   4.26%
    Equity Risk Premium.....................................   7.40%
    Industry Risk Premium...................................  (0.16)%
    Micro-Cap Size Premium..................................   3.30%
    Specific Company Premium................................   2.00%
                                                              -----
    Discount Rate...........................................  16.80%
                                                              =====


The table below describes the utilization by National Capital of the discount rate to determine the present value of all future economic benefits, namely (i) projected annual dividend payments by Bancshares and (ii) a future terminal value (projected sale value in 2008) for Bancshares, which value was determined by National Capital utilizing the calculations described in "-- Market value or comparative transaction approach" above.



                           PRESENT VALUE CALCULATIONS



                        Discount Rate        Projected       Present Value of    Projected Sale     Present Value of
        Year              (16.80%)        Dividends (000)     Dividends (000)      Value (000)         Sale (000)
        ====            =============     ===============    ================    ==============     ================
        2003               85.62%               $548               $  469
        2004               73.30%               $578               $  424
        2005               62.76%               $608               $  382
        2006               53.73%               $638               $  343
        2007               46.00%               $669               $  308
        2008               39.39%               $699               $  275            $28,769             $11,331

                               Present Values (000)                $2,200                                $11,331



Based upon the sum of these present value calculations ($13,531,000), National Capital determined that the fair value of the common stock under the investment value approach was $69.87 per share.


    Summary

    Based upon its review of the empirical information more fully described in the valuation and all of the other relevant factors and information deemed appropriate in its professional judgment, National Capital advised the board of directors that, in its considered opinion, the estimated fair value of a share of common stock as of October 31, 2002, was $65.00 to $75.00 per share. The board of directors considered the valuation, the factors underlying the valuation, and other factors that the Board deemed relevant and set the value of the cash consideration to be received under the merger agreement at $70.00 per share.

    Following the board's determination of the cash to be paid to holders of fewer than 150 shares in the going private transaction, the board engaged National Capital to evaluate the fairness, from a financial point of view, of the cash consideration to be paid to those shareholders pursuant to the transaction. National Capital reviewed the cash consideration ($70.00) determined by the board of directors, the factors underlying the valuation and all of the other relevant factors and information deemed appropriate in its professional judgment. Accordingly, National Capital issued an opinion dated December 2, 2002 to the board that the cash consideration to be received under the merger agreement was fair, from a financial point of view, to all shareholders of Bancshares, including the shareholders who receive cash in the merger. For purposes of the fairness opinion, National Capital relied on the accuracy of the disclosures set forth in this proxy statement and, as to legal matters, exclusively on Bancshares' legal counsel. A copy of the fairness opinion is attached as Appendix B to this proxy statement for your review.

    Neither National Capital nor its principals have a present or contemplated future ownership interest in Bancshares or make a market in the stock of any company, banking or otherwise. Bancshares has agreed to pay National Capital a professional fee of approximately $20,000 for its services as an independent financial analyst and advisor in connection with the merger. No portion of National Capital's fee was contingent upon the conclusion reached in the valuation.

    The board will make the valuation and fairness opinion available at the Bank's main office during regular business hours for inspection and copying by you or your representative (designated in writing). We will also transmit a copy of the valuation to you or your representative (designated in writing) upon written request and at your expense. We may request additional information or documentation from you if we believe that it is necessary to verify your or your representative's identity or the authority of your representative. You may also be required to enter into an agreement with us to protect the confidentiality of the information contained in the valuation.

    The foregoing discussion is intended only to provide you with a summary of selected information from the valuation and the fairness opinion rendered by National Capital. This discussion does not purport to be a complete description of the valuation or the fairness opinion and may not contain all of the information that is important to you. The discussion is qualified in its entirety by reference to the text of the valuation and fairness opinion. The fairness opinion is directed only to the financial terms of the transaction and does not constitute a recommendation to you as to how you should vote at the meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

    The board of directors of Bancshares has determined that the merger proposal is in the best interests of, and fair to, the shareholders of Bancshares (including the non-affiliated shareholders) and that the merger consideration ($70.00 per share) payable to the shareholders who receive the cash in the merger is fair to those shareholders. See "-- Financial fairness." Accordingly, the board of directors approved the merger proposal (six directors in favor, one opposed), and recommends that the shareholders vote in favor of the merger and the merger agreement. One director, Rodney Samuel Johnson, opposed the transaction and indicated his belief that better uses (such as establishing new Bank branch locations) exist for the funds that will be required for purchase of the shares of common stock and related expenses.

    In reaching its decision to approve the merger proposal and in making its recommendation, the Bancshares board of directors considered a number of material factors, with each of them considered as positive or negative from a fairness standpoint.

    Positive factors for all shareholders. The factors that the board considered positive for all the shareholders, including all non-affiliated shareholders, included:

    o the fact that the cash price per share of $70.00 offered in the merger represents a 10% premium over the September 30, 2002 book value per share of $63.26;

    o the fact that the board retained and received advice from an independent financial advisor, National Capital, in determining the fairness of the price of $70.00 per share;

    o the fact that the board retained and received advice from independent legal counsel in evaluating the terms of the merger agreement; and

    o the opinion of National Capital, delivered on December 2, 2002, that the merger consideration to be received by holders of fewer than 150 shares pursuant to the merger agreement is fair to the Bancshares shareholders; and

    Positive factors for shareholders who receive cash in the merger. In addition to the positive factors applicable to all shareholders set forth above, the factors that the board considered positive for the shareholders who receive cash in the merger (including non-affiliated shareholders) included:

    o the fact that the merger consideration is all cash, which provides certainty of value to those shareholders and immediate liquidity for the shareholders who receive cash in the merger;

    o the fact that no brokerage or other transaction costs are to be incurred by shareholders who receive cash in the merger; and

    o the fact that the merger structure entitles shareholders receiving cash in the merger to dissenters' rights under Louisiana law, provided that any shareholder that desires to exercise his or her dissenters' rights complies with the requirements for exercising dissenters' rights, including voting against the merger proposal.

    Positive factors for remaining shareholders. In addition to the positive factors applicable to all shareholders set forth above, the factors that the board considered as positive for the shareholders who will remain shareholders following the merger, including all such non-affiliated shareholders, included:


    o the fact that such shareholders would have the opportunity to participate in any future growth and earnings of Bancshares;

    o the fact that such shareholders would not be required to pay income taxes as a result of the merger; and

    o the fact that the remaining shareholders would realize the potential benefits of termination of registration of the common stock, including, reduced expenses of Bancshares for no longer having to comply with SEC requirements.

    Negative factors for all shareholders. The factors that the board of directors considered negative for all the shareholders, including all non-affiliated shareholders, included:

    o the fact that the directors and executive officers of Bancshares have interests in the merger or have relationships that present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the merger; and

    o the fact that there was no independent committee of the board charged with negotiating the terms of the merger on behalf of the shareholders and no unaffiliated representative was retained by the board to act solely on behalf of the non-affiliated shareholders.

    Negative factors for shareholders receiving cash in the merger. In addition to the negative factors applicable to all shareholders set forth above, the factors that the board considered negative for the shareholders who would receive cash in the merger included:

    o the fact that such shareholders would not have the opportunity to participate in any future growth and earnings of Bancshares;

    o the fact that such shareholders would be required to pay income tax on the receipt of cash in the merger; and

    o the fact that the board is not seeking the approval of a majority of these shareholders receiving cash in the merger.

    Negative factors for remaining shareholders. In addition to the negative factors applicable to all shareholders set forth above, the factors that the board considered negative for the shareholders who will retain their shares in the merger, including all such non-affiliated shareholders, included:

    o the fact that after the completion of the merger and registration is terminated, the shareholders will have decreased access to information about Bancshares; and

    o the fact that after the completion of the merger, Bancshares will no longer be subject to the proxy rules of the 1934 Act.

    In connection with its determination, the board did not consider, and did not request that National Capital evaluate Bancshares' liquidation value. The board did not consider Bancshares' liquidation value to be a relevant measure of valuation, given that the $70.00 price per share offered in the merger represents a 10% premium over the book value per share of $63.26 at September 30, 2002. It was the determination of the board that Bancshares is more valuable as a going concern than its book value per share.

    Shares of Bancshares common stock have no current or historical market price because the shares have never been a marketable security since there have never been "bid" and "ask" prices for the Bancshares common stock, as reported by the National Quotation Bureau, Inc. ("Pink Sheets"). Therefore, any consideration of market value or historical prices would not have been helpful. The board did not consider the timing of the transaction in its analysis.

    The foregoing discussion of the factors considered by the board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with their evaluation of the merger proposal, the board of directors did not find it practicable to, and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The board considered all the factors as a whole in reaching its determination. In addition, individual members of the board of directors may have given different weights to different factors.

    The board did not consider and vote upon whether or not to, and as a result, did not, retain an unaffiliated representative to act solely on behalf of shareholders who are not directors or officers of Bancshares or the Bank for purposes of negotiating the terms of the merger transaction or preparing a report on the fairness of the transaction. The board, based upon the factors outlined above, believes that the merger proposal is fair to all shareholders of Bancshares, including all non-affiliated shareholders.

PURPOSES AND REASONS OF NEW ZBI FOR THE MERGER PROPOSAL

    New ZBI was organized solely for the purpose of facilitating the merger transaction. New ZBI's directors and executive officers are the same as Bancshares. As a result, New ZBI's purpose and reasons for engaging in the merger transaction are the same as those set forth in "-- Purposes of and reasons for the merger proposal."

POSITION OF NEW ZBI AS TO THE FAIRNESS OF THE MERGER

    New ZBI has considered the analyses and findings of the Bancshares board of directors with respect to the fairness of the merger proposal to the Bancshares shareholders, including all non-affiliated Bancshares shareholders. As of the date hereof, New ZBI adopts the analyses and findings of the Bancshares board of directors with respect to the merger, and believes that the merger is fair to the Bancshares shareholders, including the non-affiliated shareholders of Bancshares. New ZBI is not making any recommendation regarding how the shareholders of Bancshares should vote on the merger proposal.

PURPOSES AND REASONS OF THE BANK FOR THE MERGER PROPOSAL

    The Bank is the sole operating subsidiary of Bancshares. Bancshares has no material operations, and thus, any expenses of Bancshares, particularly those incurred as a result of Bancshares' status as an SEC reporting company, are paid by the Bank. Further, certain members of management of the Bank also serve as management of Bancshares. As a result, then, the Bank's purposes and reasons for engaging in the merger transaction are the same as Bancshares, which are set forth in "--Purposes of and reasons for the merger proposal."

POSITION OF THE BANK AS TO THE FAIRNESS OF THE MERGER

    The Bank has considered the analyses and findings of the Bancshares board of directors with respect to the fairness of the merger proposal to the Bancshares shareholders, including all non-affiliated Bancshares shareholders. As of the date hereof, the Bank adopts the analyses and findings of the Bancshares board of directors with respect to the merger, and believes that the merger is fair to the Bancshares shareholders, including the non-affiliated shareholders of Bancshares. The Bank is not making any recommendation regarding how the shareholders of Bancshares should vote on the merger proposal.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    The officers and directors of Bancshares and the Bank who are also shareholders will participate in the merger in the same manner and to the same extent as all of the other shareholders of Bancshares. See "-- Financial fairness." The directors and executive officers of Bancshares and New ZBI are the same. However, all of the directors and the executive officers of the Bank own in excess of 150 shares and will, therefore, retain their shares in the merger, unlike many other shareholders who will be required to relinquish their interest in Bancshares as a result of the merger. And, if the merger is completed, the respective ownership percentages of each of the directors and some of the executive officers will increase, as will the ownership interests of any other shareholder who retains his or her shares. As a result of the merger, the collective ownership interest of the directors and officers will increase from 5.57% to approximately 6.17%. See "Security Ownership of Certain Beneficial Owners and Management."

    We understand that all but one of the directors of Bancshares and the Bank and all of the executive officers intend at this time to vote their shares in favor of the proposal to approve and adopt the merger and the merger agreement.

CERTAIN CONSEQUENCES OF THE MERGER; BENEFITS AND DETRIMENTS TO AFFILIATED AND NON-AFFILIATED SHAREHOLDERS

    Pursuant to the terms of the merger agreement, following shareholder approval of the merger proposal and subject to the fulfillment or waiver of certain conditions, New ZBI will be merged with and into Bancshares, and Bancshares will continue as the surviving company in the merger. The merger will cause a reduction in the number of Bancshares' shareholders from approximately 598 to approximately 252. Further, the merger will result in termination of the registration of the common stock with the SEC, which will eliminate the reporting and proxy solicitation obligations of Bancshares pursuant to the Securities Exchange Act of 1934.

    The shares that are acquired in the merger will become treasury shares until the board determines that the treasury shares should be cancelled or otherwise issued in the sole discretion of the board.

    Because all shares of common stock held by the shareholders, who, on November 1, 2002, own fewer than 150 shares will be cancelled in the merger, shareholders who own these shares will cease to participate in future earnings or growth, if any, of Bancshares or benefit from any increases, if any, in the value of Bancshares or its stock, and they no longer will bear the risk of any decreases in value.

    Distributions by the surviving Bancshares after completion of the merger (other than any distribution for which the record date is a date prior to the date of completion of the merger) will be paid to the owners of Bancshares and not to the shareholders who receive cash in the merger.

    The merger will also provide shareholders who receive cash in the merger a cost-effective way to cash out their investments, because Bancshares will pay all transaction costs in connection with the merger proposal.

    A potential disadvantage to shareholders who remain as shareholders after the merger is completed and registration terminated is decreased liquidity and decreased access to information about Bancshares.

    A potential disadvantage to shareholders receiving cash in the merger include the tax consequences described in "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 28 below.

OPERATIONS OF THE BANK FOLLOWING THE MERGER

    Following the merger, Bancshares and the Bank will continue to conduct their existing operations in the same manner as now conducted. The executive officers and directors immediately prior to the merger will be the executive officers and directors of Bancshares immediately after the merger. Bancshares and the Bank's articles of incorporation and by-laws will remain in effect and unchanged by the merger. The deposits of the Bank will continue to be insured by the FDIC. The corporate existence of neither Bancshares nor the Bank will be affected by the merger. Bancshares and the Bank will continue to be regulated by the same agencies by which each was regulated before the merger.

FINANCING OF THE MERGER

     The funds necessary to acquire shares of common stock in the merger, approximately $1,350,000, are anticipated to come from a special dividend paid to Bancshares by the Bank. Although this dividend will reduce the capital of the Bank, the Bank's capital structure following the dividend will continue to comply with all regulatory capital requirements.

EXPENSES OF THE MERGER

    The estimated expenses of the merger, including those associated with this proxy statement, will be paid by us. The expenses are estimated (other than the filing fee) to be as follows:

  Fees and Expenses of Independent Financial Advisor..............   $20,000
  Filing Fees.....................................................   $   123
  Legal Fees and Expenses.........................................   $35,000
  Accounting Fees.................................................   $15,000
  Printing and Mailing............................................   $15,000
  Miscellaneous Fees..............................................   $ 2,500
                                                                     -------
  Total...........................................................   $87,623
                                                                     =======

                           CERTAIN TERMS OF THE MERGER

    The following is a summary of certain provisions of the merger agreement and certain matters relating to the merger. The following summary does not purport to be complete and is qualified in its entirety by reference to the merger agreement which is attached as Appendix A to this proxy statement and is incorporated herein by reference. You are urged to read the merger agreement in its entirety and to consider it carefully.

EFFECTIVE TIME OF THE MERGER

    We are working to complete the merger by the end of February, 2003 so that we will terminate our registration with the SEC by March, 2003. However, we cannot guarantee that the merger will be effective by March 2003.

    The merger will become effective at the time (i) of the filing with and acceptance for record of the certificate of merger by the Secretary of State of the State of Louisiana, or (ii) at such time as we specify in the certificate of merger (not to exceed 30 days after the certificate of merger is accepted for filing by the Louisiana Secretary of State). The certificate of merger will be filed as soon as practicable after the requisite approval of the merger proposal by the shareholders at the special meeting is obtained and the other conditions precedent to the consummation of the merger have been satisfied or waived. We cannot assure you that all conditions to the merger contained in the merger agreement will be satisfied or waived. See "-- Conditions to consummation of the merger."

CONVERSION AND EXCHANGE OF STOCK CERTIFICATES

    As soon as practicable after the merger is completed, we will mail to each shareholder receiving cash in the merger a letter of transmittal and instructions for surrendering their stock certificates. When these shareholders deliver their stock certificates to us along with the letter of transmittal and any other required documents, their stock certificates will be cancelled and they will be issued a check in the amount of $70.00 per share of common stock that is being cancelled in the merger.

    When the merger is completed, the shares of common stock owned by each shareholder receiving cash in the merger will automatically be converted into cash without any further action on the shareholder's part. In order to receive the cash, however, such shareholders must deliver to Bancshares their stock certificates along with a letter of transmittal and any other required documents. No service charge will be payable by shareholders in connection with the cash payments or otherwise; and all expenses will be borne by Bancshares. A shareholder will not be entitled to any distributions that are declared after the merger is completed on any shares of common stock that are automatically converted into cash as a result of the merger, regardless of whether the shareholder has surrendered his or her stock certificates to us. Each shareholder will be entitled to distributions on his or her common stock declared prior to the date on which the merger is completed, even if it is not paid until after the merger is completed.

    PLEASE DO NOT SURRENDER YOUR STOCK CERTIFICATES UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

CONDITIONS TO CONSUMMATION OF THE MERGER

    The boards of directors of Bancshares and New ZBI have approved the merger agreement and authorized the consummation of the merger. As the sole shareholder of New ZBI, Bancshares has approved the merger. The completion of the merger depends upon a number of events, including:

    o the approval of the merger and the merger agreement by the shareholders of Bancshares;

    o   the satisfaction of certain conditions as more fully set forth in
        Article V of the merger agreement; and

    o the receipt of all regulatory approvals, if any. See "-- Regulatory requirements."

AMENDMENT OR TERMINATION OF THE MERGER AGREEMENT

    The merger agreement may be amended by mutual written agreement of our board of directors and board of directors of New ZBI, generally without the necessity of further action by you. However, your approval is required for any modification or amendment that:

    o changes the amount or kind of consideration that you will receive for your shares of common stock;

    o   changes any provision of Bancshares' articles of incorporation; or

    o changes any of the terms of the merger agreement, if the change would adversely affect your rights as a shareholder.

    No amendments or modifications to the merger agreement are presently contemplated. However, if there is any material amendment to the merger agreement before the special meeting, we will notify you and provide you with information relating to the amendments prior to the meeting.

    The merger agreement may be terminated by the mutual consent in writing of Bancshares and New ZBI at any time before the filing of a certificate of merger with the Louisiana Secretary of State. At this time, the parties have no intention of terminating the merger agreement.

REGULATORY REQUIREMENTS

    Except for the filing of the certificate of merger with the Secretary of State of the State of Louisiana upon the approval of the merger by the Bancshares shareholders, and compliance with federal and state securities laws, we are not aware of any material United States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the merger.

                        RIGHTS OF DISSENTING SHAREHOLDERS

    The provisions of Section 131 of the Louisiana Business Corporation Law, La. R.S. Section 12:131 (the "LBCL"), provide the exclusive means by which you may exercise your right to dissent from the merger. We have attached a copy of La. R.S. Section 12:131, which is included as a part of Appendix C to this proxy statement. The following is a summary of the dissenters' rights provisions and is qualified in its entirety by reference to Section 131 of the LBCL.

    To dissent from the merger, you will be required to deliver to us a written objection to the proposed merger before the shareholder vote on the merger. Thereafter, you must vote against the proposal to approve the merger and merger agreement. A vote against the merger proposal, without submitting the written objection, is not sufficient to satisfy the notice requirement.

    If the merger is approved by the holders of less than eighty percent (80%) of the total outstanding common stock

(154,934 shares), Bancshares will promptly notify you in writing by mail of the shareholder approval. Within 20 days after mailing by Bancshares of the notice of shareholder approval, you must file with Bancshares your written demand for the fair value of your shares of common stock, valued as of the day before the merger was effected. In addition to stating the value that you are demanding, your written demand must provide a post office address to which we may respond.

    At the same time, you will be required to deposit the stock certificates representing your shares of common stock in escrow at a bank or trust company located in East Baton Rouge Parish, Louisiana. The certificates must be duly endorsed and transferred to Bancshares upon the sole condition that Bancshares pay you the value of your shares as determined under the dissenters' rights provisions. To verify the deposit in escrow, you will be required to deliver to Bancshares the written acknowledgement of the depository bank or trust company that it holds your shares. If you fail to make and deliver the objection, written demand and acknowledgement within the prescribed time period, you will conclusively be presumed to have accepted the terms of the merger.

    Within 20 days after Bancshares has received your written demand and acknowledgement, we will notify you in writing if we disagree with the value demanded or that a payment is due. If we determine that a payment is due, we will state in the notice of disagreement the price deemed by us to be the fair value of your shares. If Bancshares fails to respond timely to your written demand and acknowledgement, Bancshares will be liable for the amount that you have demanded.

    Thereafter, if any disagreement remains with respect to the fair value of your shares of common stock, you may file suit against Bancshares in a East Baton Rouge Parish district court requesting that the court determine the fair value of your shares of common stock as of the day before the merger was effected. If you are entitled to file a suit under the provisions of La. R.S.
Section 12:131, but fail to file within 60 days after you receive our notice of disagreement, you will be deemed to have accepted our statement that no payment is due, or if we do not contend that no payment is due, the value for your shares as fixed by Bancshares in the notice of disagreement.

    You will cease to have any of the rights of a shareholder, except the rights under the dissenters' right provisions, when you file your written demand for the fair value of your shares of common stock. You will have the unconditional right to withdraw your demand to proceed under the dissenters' rights provisions and accept the terms offered under the merger proposal at any time before you receive our notice of disagreement. After you receive our notice of disagreement, you will be required to obtain written consent before you may withdraw your demand to proceed under the dissenters' rights provisions. If you withdraw your written demand or if you otherwise lose your right to dissent from the merger, you will receive the consideration to which you are entitled under the merger agreement.

    If you do not follow the prescribed procedures, you will not be entitled to dissenters' rights with respect to your shares.

    Because of the complexity of the procedures necessary to exercise the rights of a dissenting shareholder, we recommend that any shareholder wishing to exercise the right to dissent consult with his or her own legal counsel.

           MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The following discussion summarizes the material U.S. federal income tax consequences of the merger. The discussion is based upon the Internal Revenue Code of 1986, as amended, its legislative history, applicable Treasury regulations, existing administrative interpretations and court decisions currently in effect. Any of these authorities could be repealed, overruled or modified at any time after the date of this proxy statement, and any such change could be applied retroactively. This discussion does not address any tax consequences under state, local or foreign laws.

    The discussion that follows neither binds the IRS nor precludes the IRS from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the IRS or adopted by a court if the positions were litigated. Bancshares does not intend to obtain a ruling from the IRS with respect to the U.S. federal income tax consequences of the merger. In addition, Bancshares does not intend to obtain an opinion from tax counsel with respect to the federal income tax consequences of the merger.

    This discussion assumes that you hold your shares of common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code. This discussion is for general information only and does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to certain rules, such as those rules relating to:

    o   shareholders who are not citizens or residents of the United States;

    o   financial institutions;

    o   tax-exempt organizations and entities, including IRAs;

    o   insurance companies;

    o   dealers in securities; and

    o shareholders who acquired their shares of common stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation.

TAX CONSEQUENCES TO SHAREHOLDERS WHO RETAIN THEIR SHARES

    If you are a shareholder who retains your shares of common stock in the merger, you will not recognize gain or loss for U.S. federal income tax purposes as a result of the merger. The merger will not affect the adjusted tax basis or holding period of any shares of common stock that you continue to own following the merger.

TAX CONSEQUENCES TO SHAREHOLDERS WHO RECEIVE CASH FOR THEIR SHARES

    If you are a shareholder who receives cash for your shares of common stock in the merger, you should be treated for federal income tax purposes as having had your shares redeemed by Bancshares under Section 302 of the Internal Revenue Code. Unless the cash received is treated as a dividend under Section 301 of the Internal Revenue Code (as discussed below), you will recognize gain or loss for U.S. federal income tax purposes with respect to the cash received for your shares of common stock. The gain or loss will be measured by the difference between the amount of cash received, $70.00 per share, and the adjusted tax basis of your shares of common stock. The gain or loss will be capital gain or loss and will be long-term capital gain or loss if you will have had owned your shares of common stock for more than one year at the time the merger is completed.

    Section 301 of the Internal Revenue Code provides that the cash distribution will not be treated as a dividend if the distribution is (i) "not essentially equivalent to a dividend," (ii) "substantially disproportionate" with respect to the shareholder or (iii) completely terminates the shareholder's interest in our company. The constructive ownership rules of Section 318 of the Internal Revenue Code apply in comparing a shareholder's percentage interest in Bancshares immediately before and immediately after the merger. Generally, the constructive ownership rules under Section 318 treat a shareholder as owning (i) shares of common stock owned by certain relatives, related corporations, partnership, estates or trusts, and (ii) shares of common stock the shareholder has an option to acquire. If you receive cash for your common stock in the merger and completely terminate your direct and constructive ownership interest in Bancshares, you should recognize gain or loss as a result of the merger, and the cash distribution should not be treated as a dividend.

TAX CONSEQUENCES TO BANCSHARES, NEW ZBI AND THE BANK

    Neither Bancshares, New ZBI nor the Bank will recognize gain or loss for U.S. income tax purposes as a result of the merger.

BACKUP WITHHOLDING

    Certain of the shareholders of Bancshares may be subject to backup withholding at a 31% rate on the cash payments received for their shares of common stock. Backup withholding will not apply, however, if you:

    o furnish to Bancshares a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to you following the date of completion of the merger;

    o   Provide a certificate of foreign status on Form W-8 or successor form;
        or

    o   Otherwise are exempt from backup withholding.

    Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer's federal income taxes, that taxpayer may obtain a refund from the IRS.

    This discussion is only intended to provide you with a general summary and is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. In addition, this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, you are strongly encouraged to consult with your own tax advisor to determine the particular U.S. federal, state, local or foreign income or other tax consequences of the merger that are applicable to you.

           RATIO OF EARNINGS TO FIXED CHARGES AND BOOK VALUE PER SHARE

    The following table sets forth Bancshares' ratio of earnings to fixed charges for the periods set forth below:


                                                            AS OF THE YEAR ENDED        AS OF THE NINE MONTH
                                                                 DECEMBER 31         PERIOD ENDED SEPTEMBER 30
                                                          ------------------------   -------------------------
                                                             2001          2000         2002           2001
                                                          ----------    ----------   ----------     ----------
 Earnings to Fixed Charges:............................       $1.69x        $1.68x       $1.87x         $1.65x

The book value per share of the Bancshares common stock as of September 30, 2002 was $63.26.

                 COMMON STOCK INFORMATION; DIVIDEND INFORMATION

    Common stock. Bancshares has only one class of outstanding equity securities, its common stock, par value $10.00 per share. On November 30, 2002, 193,667 shares of the common stock were outstanding. These shares were held by approximately 598 holders.

    Trading market. No established trading market for the shares of the common stock exists, and Bancshares does not expect a trading market to ever develop.

    Recent trading activity. From October 1, 2000 through September 30, 2002, the transfer records of Bancshares indicate that there were approximately ten separate sales and purchases of the common stock, totaling approximately 1,000 shares. Five of these transactions were at a sales price of $20.00 per share, one transaction was at a sales price of approximately $32.50 per share, and the remaining four transactions were at prices not known to Bancshares.

    Dividends. Set forth in the table is dividend information with respect to dividends paid on each share of the common stock during the past three fiscal years:

           PERIOD                                              CASH DIVIDEND
           ------                                              -------------
           2002
              First six months................................     $1.25
              Second six months...............................     $1.30
                                                                   -----
                     Total....................................     $2.55
                                                                   =====

           2001
              First six months................................     $1.15
              Second six months...............................     $1.25
                                                                   -----
                     Total....................................     $2.40
                                                                   =====

           2000
              First six months................................     $1.10
              Second six months...............................     $1.15
                                                                   -----
                     Total....................................     $2.25
                                                                   =====

The amount of dividends payable by Bancshares to shareholders is limited by the amount of dividends payable by the Bank to Bancshares. Federal and state banking regulations place certain restrictions on dividends that the Bank may pay to Bancshares, as the Bank's sole shareholder. The total amount of dividends that may be paid by the Bank at any date is generally limited to the current year's net profits, plus the prior year's retained net profits. Further, dividends paid by the Bank to Bancshares would be prohibited if the effect of the dividend would be to cause the Bank's capital to be reduced below applicable minimum capital requirements.

                      DIRECTORS OF ZACHARY BANCSHARES, INC.

    The following is a biographical summary of the experience of each director nominee. Each nominee is a United States citizen. None of the nominees has been convicted in a criminal proceeding during the past five years, or been a party to any judicial or administrative proceeding, excluding traffic violations and similar misdemeanors, during the past five years that resulted in a judgment decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation of federal or state securities laws.

    Russell Bankston, age 74, has been a director since 1971 and has been Chairman of the Board since 1996. Mr. Bankston is an attorney, and he has been retired since 1994. His principal business address is 3757 Nelson Street, Zachary, Louisiana 70791.

    A. C. Mills, III., age 59, has been serving as a director since 1986. Dr. Mills is a self-employed reproductive physiologist. His principal business address is 22300 Ligon Road, Zachary, Louisiana 70791.

    Harry S. Morris, Jr., age 57, has been serving as a director since 1974. Mr. Morris has served as President of the Bank since 1974. His principal business address is 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791.

    Rodney Samuel Johnson, age 45, has been serving as a director since 1991. Mr. Johnson is an insurance agent with State Farm Insurance Companies. His principal business address is 5145 Main Street, Suite A, P.O. Box 593, Zachary, Louisiana 70791.

    Hardee M. Brian, age 75, has served as a director from 1982. Mr. Brian is retired, formerly being engaged in agri-business. His principal business address is 23686 Brian Road, Zachary, Louisiana 70791.

    Winston E. Canning, age 58, has been a director since 1984. Mr. Canning is Executive Vice President of the Bank and has served in such capacity since 1974. His principal business address is 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791.

    Howard L. Martin, M.D., age 76, has been a director since 1974. Dr. Martin is a general surgeon. His principal business address is Lane Memorial Hospital, 6300 Main Street, Zachary, Louisiana 70791.

    The present Bancshares directors are also directors of New ZBI and the Bank. See discussion of "Executive Officers of Bancshares and the Bank" below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership as of September 30, 2002, of common stock by (i) each person or group of affiliated persons known by us to own beneficially more than 5% of the outstanding shares of common stock,
(ii) each director, (iii) each of our executive officers; and (iv) all directors and executive officers of Bancshares and the Bank as a group. Neither the Bank nor New ZBI currently owns shares of Bancshares common stock. Each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law.

                                                                          PERCENT OF CLASS      PERCENT OF CLASS
      DIRECTORS AND EXECUTIVE OFFICERS        SHARES BENEFICIALLY OWNED   BEFORE THE MERGER   AFTER THE MERGER (1)
      --------------------------------        -------------------------   -----------------   --------------------
Russell Bankston                                       3,030                   1.56%                 1.74%
A. C. Mills, III                                       1,959                   1.01%                 1.12%
Howard L. Martin, M.D.                                 1,467                     *                     *
Winston E. Canning                                     1,224                     *                     *
Harry S. Morris, Jr.                                   1,050                     *                     *
Rodney S. Johnson                                       910                      *                     *
Hardee M. Brian                                         840                      *                     *
J. Larry Bellard                                        300                      *                     *
All directors and executive officers as a
group (8 persons)                                      10,780                  5.57%                 6.17%

------------
less than 1.0%*

(1) Assumes that the merger is consummated and that Bancshares purchased a total of 19,039 shares, which is the aggregate number of shares held by record shareholders who owned on November 1, 2002, 150 or less shares each of the common stock.

                  EXECUTIVE OFFICERS OF BANCSHARES AND THE BANK

    The following is a biographical summary, including the names, ages and positions of each of Bancshares' and the Bank's executive officers. The officers serve at the pleasure of the board of directors. Each executive officer is a United States citizen. None of the executive officers has been convicted in a criminal proceeding during the past five years, or been a party to any judicial or administrative proceeding, excluding traffic violations and similar misdemeanors, during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation of federal or state securities law. The principal business address of each of the executive officers is 4743 Main Street, Post Office Box 497, Zachary, Louisiana 70791.

    Harry S. Morris, Jr. - See "Directors of Zachary Bancshares, Inc."

    Winston E. Canning - See "Directors of Zachary Bancshares, Inc."

    J. Larry Bellard, age 51, is the Treasurer of Bancshares and serves as Vice President/Cashier of the Bank. Mr. Bellard has been employed by the Bank for over five years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    From time to time, in the ordinary course of its business, the Bank has made loans to certain of the directors and executive officers of the Bank and Bancshares, as well as to the family members and affiliates of certain of such directors and executive officers. Each of these loans (i) was made in the ordinary course of the Bank's business, (ii) was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

    The Bank expects to continue to make loans to directors and executive officers of the Bank and Bancshares in the ordinary course of its business in the future.

    As of September 30, 2002 and December 31, 2001, loans outstanding to the directors and executive officers of the Bank and Bancshares totaled $508,000 and $566,000, respectively.

                          FUTURE SHAREHOLDER PROPOSALS

    In the event the merger proposal is not approved by the shareholders or, if approved, is not ultimately completed, then shareholders may submit proposals for consideration at the 2003 annual meeting of shareholders under Rule 14a-8 of the 1934 Act. Shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in the proxy statement and form of proxy must be received by us a reasonable time before we begin to print and mail our proxy statement for that meeting. The proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement and should be directed to: Zachary Bancshares, Inc., Attention: Winston E. Canning, Post Office Box 497, Zachary, Louisiana 70791.

                                  OTHER MATTERS

    The board of directors knows of no other matters which may be properly or are likely to be brought before the meeting. However, if any matters are properly brought before the meeting, the persons named in the enclosed proxy will vote thereon as the board of directors recommends.

                       WHERE YOU CAN FIND MORE INFORMATION

    As required by law, we file reports, proxy statements and other information with the SEC. Because the merger is a "going private" transaction, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3 and such reports, proxy statements and other information contain additional information about Bancshares. You can inspect and copy these materials at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. For further information concerning the Commission's public reference rooms, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the Commission's Internet address as http://www.sec.gov. The information contained in our Annual Report on Form 10-KSB for the year ended December 31, 2001, including the consolidated financial statements and notes thereto, the report of our independent accountants, thereon and management's discussion and analysis of financial condition and results of operations included in such Annual Report on Form 10-KSB for the year ended December 31, 2001, is incorporated herein by reference. A copy of the Annual Report on Form 10-KSB for the year ended December 31, 2001 (including the 2001 Annual Report to Shareholders) is attached to the proxy statement as Appendix E.

    The information contained in our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, including the consolidated financial statements and notes thereto and management's discussion and analysis of financial condition and results of operations included therein, are incorporated herein by reference. A copy of our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 is attached to this proxy statement as Appendix F.

    We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. Requests for copies should be directed to:

                                Winston E. Canning
                                Corporate Secretary
                                Zachary Bancshares, Inc.
                                Post Office Box 497
                                Zachary, Louisiana 70791
                                Telephone: (225) 654-2701

    You should rely only on the information contained in, or incorporated by reference into, this proxy statement. We have not authorized anyone to give any information different from the information contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated _______________, 2003. You should not assume the information contained in this proxy statement is accurate as of any later date, and the mailing of this proxy statement to shareholders shall not create any implication to the contrary.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     -------------------------------------------
                                     Winston E. Canning, Secretary

Zachary, Louisiana
               , 2003
---------------

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into effective as of the 21st day of November, 2002, by and between ZACHARY BANCSHARES, INC., a Louisiana corporation and registered bank holding company, domiciled in East Baton Rouge Parish, Louisiana ("Bancshares"), and NEW ZBI, INC., a Louisiana corporation, domiciled in East Baton Rouge Parish, Louisiana ("Newco").

                                    RECITALS

         WHEREAS, Bancshares is a corporation duly organized and existing under the laws of the State of Louisiana, having authorized capital stock consisting of 2,000,000 shares of common stock, par value $10.00 per share (the "Bancshares Stock"), of which 193,667 shares are currently issued and outstanding;

         WHEREAS, Newco is a newly-formed shell corporation and wholly-owned subsidiary of Bancshares, duly organized and existing under the laws of the State of Louisiana, having authorized capital stock consisting of 100 shares of common stock, par value $1.00 per share ("Newco Stock"), of which one share is currently issued and outstanding; and

         WHEREAS, the boards of directors of Newco and Bancshares deem it advisable and to the benefit of Newco and Bancshares and their respective shareholders that Newco and Bancshares participate in a merger ("Merger") in accordance with the provisions of Sections 111 and 112 of the Louisiana Business Corporation Law, La. R.S. Section 12:1 et seq. (the "LBCL"), pursuant to which Newco shall merge with and into Bancshares and the separate corporate existence of Newco shall cease.

         NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I

                         THE MERGER AND RELATED MATTERS

         1.01. The Merger.

               (a) Merger of Newco and Bancshares. Subject to the terms of this Agreement, at the Effective Time (as such term is defined in Section 1.04 hereof), Newco shall be merged with and into Bancshares pursuant to the provisions of Sections 111 and 112 of the LBCL.

               (b) Effects of the Merger. The Merger shall have the effects set forth in Section 115 of the LBCL. Following the Merger, Bancshares shall continue in existence under the same legal name as it existed immediately prior to the Merger, and the separate corporate existence of Newco shall cease. The offices and facilities of Bancshares immediately prior to the Merger shall be the offices and facilities of Bancshares following the Merger. At the Effective Time, all rights, title and interests to all assets of every kind and character owned by each of Newco and Bancshares shall be allocated to and vested in Bancshares without reversion or impairment, without further act or deed and without any transfer or assignment, but subject to any existing liens or encumbrances thereon. At the Effective Time, all liabilities and obligations of each of Newco and Bancshares shall be allocated to and vested in Bancshares.

               (c) Conversion of Bancshares Stock. At the Effective Time by virtue of this Agreement and without any further action on the part of any holder:

                      (1) Each share of Bancshares Stock owned of record by a Bancshares Shareholder who satisfies the definition of a "Qualified Shareholder" in Section 1.02 and who is not a Dissenting Shareholder (as such term is defined in Section 1.01(e) hereof) will continue to represent one share of Bancshares Stock at the Effective Time;

                      (2) Each share of Bancshares Stock owned of record by a shareholder of Bancshares who is not a Qualified Shareholder and not a Dissenting Shareholder will represent the right to receive $70.00 in cash, payable in the form of a Bancshares check.

               (d) Conversion of Newco Stock. At the Effective Time by virtue of this Agreement and without any further action on the part of any holder, each share of Newco Stock shall be cancelled and the holder thereof shall be entitled to receive $1.00 in cash per share of Newco Stock.

               (e) Dissenting Shareholders. Notwithstanding anything in this Agreement to the contrary, a shareholder of Bancshares (a "Shareholder") who complies with the procedural requirements of Section 131 of the LBCL (a "Dissenting Shareholder") will be entitled to receive the fair cash value of his or her shares if the Merger is effected upon the approval of less than eighty percent (80%) of Bancshares's total voting power. In the event that a Shareholder fails to perfect, withdraws or otherwise loses such holder's dissenters' rights pursuant to the relevant provisions, the Shareholder shall be entitled only to receive the consideration specified in Section 1.01(c) of this Agreement.

               (f) Articles of Incorporation. As a result of the Merger, the articles of incorporation of Bancshares, as in effect immediately prior to the Effective Time, shall remain in effect thereafter, unless and until amended or repealed as provided by the articles of incorporation or applicable law.

               (g) Bylaws. As a result of the Merger, the bylaws of Bancshares, as in effect immediately prior to the Effective Time, shall remain in effect thereafter, unless and until amended or repealed as provided by the bylaws, the articles of incorporation or applicable law.

               (h) Directors and Officers. The directors and officers of Bancshares immediately prior to the Merger shall be the directors and officers of Bancshares following the Merger, and each of such persons shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the articles of incorporation and bylaws of Bancshares, as in effect at that time, or as otherwise provided by law.

               (i) Bancshares Shareholders' Meeting. This Agreement shall be submitted to a vote or written consent of (i) the shareholders of Bancshares at an annual or special meeting of the shareholders (the "Shareholders' Meeting") duly called by the board of directors of Bancshares as soon as is practicable following execution hereof and (ii) the sole shareholder of Newco. Upon approval by the requisite vote of the shareholders of Bancshares and the approval of the sole shareholder of Newco, this Agreement shall be made effective in the manner provided in Section 1.04 hereof.

         1.02 Qualified Shareholder. A Qualified Shareholder is a Shareholder who: either individually, or with his or her spouse, owns of record on November 1, 2002, 150 or more shares of Bancshares Stock.

         Bancshares shall have the exclusive authority to determine whether a Shareholder is a Qualified Shareholder, and that determination, after consultation with counsel, shall be final and binding.

         1.03. Surrender of Certificates. As soon as practicable after the Effective Time, Bancshares (acting as the exchange agent), shall mail to each holder of record who is receiving cash for the shares of Bancshares stock as a result of the Merger and who is not a Dissenting Shareholder a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to Bancshares) and instructions for use in effecting the surrender of the certificates representing shares of Bancshares Stock in exchange for the consideration set forth in Section 1.01(c) hereof.

         In the event that any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Bancshares, the posting by such person of a bond in such amount as Bancshares may determine is necessary as indemnity against any claim that may be made against it with respect to such certificate, Bancshares shall deliver in exchange for such lost, stolen or destroyed certificate the consideration set forth in Section 1.01(c) hereof.

         Notwithstanding the foregoing, none of Bancshares, Newco or any exchange agent shall be liable to any former Shareholder for any amount delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar laws.

         1.04 Effective Time. This Agreement shall become effective on the date specified in the Certificate of Merger filed with the Secretary of State of the State of Louisiana, or if no such time is specified therein, on the date of such filing ("Effective Time"). Bancshares and Newco anticipate that the Effective Time will be not later than February 2003.

         1.05 Closing. The closing of the transactions contemplated by this Agreement, including the filing of the Certificate of Merger described in
Section 1.04 hereof, shall take place at such time and place as the parties may mutually agree.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF BANCSHARES

         Bancshares hereby represents and warrants to Newco as follows:

         2.01. Corporate Organization, Authorization, etc. Bancshares is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has full corporate power and authority to conduct its business as it is now being conducted and to own or lease the properties and assets it now owns or holds under lease. Bancshares is duly registered with the Board of Governors of the Federal Reserve System as a bank holding company under the Bank Holding Company Act of 1956, as amended. Bancshares is duly qualified or licensed to do business and is in good standing in every state of the United States and other jurisdictions where the charter of its business or the nature of its properties makes such qualification or licensing necessary, and the failure to be so qualified, licensed and in good standing would have a material adverse effect on the rights, property or business of Bancshares. Bancshares has full corporate power and authority to enter into this Agreement and, subject to the requisite approval of its shareholders, to consummate the transactions contemplated herein. This Agreement has been duly executed and delivered by Bancshares and, subject to such approval, is a valid and binding agreement of Bancshares in accordance with its terms, subject to laws relating to creditors' rights generally.

         2.02. Authorized and Outstanding Stock. The authorized capital stock of Bancshares consists of 2,000,000 shares of common stock, par value $10.00 per share. As of the date hereof, (i) 193,667 shares of Bancshares Stock are fully paid, validly issued, nonassessable and outstanding. Except as otherwise provided herein, Bancshares does not have outstanding, and is not bound by, any subscriptions, options, warrants, calls, commitments or agreements to issue any additional shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument, and Bancshares is not obligated to issue any shares of its capital stock for any purpose. There are no unsatisfied preemptive rights with respect to Bancshares Stock.

         2.03 Consents, Approvals, Filings, etc., of Governmental Authorities. Neither the business nor operations of Bancshares requires any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, except for (i) such filings with the Securities and Exchange Commission required for "going private" transactions; (ii) filings and approvals required by the Federal Reserve Board; and (iii) the filing of this Agreement or a Certificate of Merger with corporate and regulatory authorities, as appropriate.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF NEWCO

         Newco hereby represents and warrants to Bancshares that:

         3.01. Corporate Organization, Authorization, etc. Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has full corporate power and authority to enter into this Agreement and, subject to the approval of its sole shareholder, to consummate the transactions contemplated hereby. Newco is duly qualified or licensed to do business and is in good standing in every state of the United States and other jurisdictions where the character of its business or the nature of its properties makes such qualification or licensing necessary, and the failure to be so qualified, licensed and in good standing could have a material adverse effect on the rights, property or business of the Newco. This Agreement has been duly executed and delivery by Newco and, subject to such approval, is a valid and binding agreement of Newco in accordance with its terms, subject to laws relating to creditors' rights generally.

         3.02. Authorized and Outstanding Stock. The authorized capital stock of Newco consists of 100 shares of common stock, par value $1.00 per share. As of the date hereof, one share of Newco Stock is fully paid, validly issued, nonassessable and outstanding. Newco does not have outstanding, and is not bound by, any subscriptions, options, warrants, calls, commitments or agreements to issue any additional shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument, and Newco is not obligated to issue any shares of its capital stock for any purpose. There are no unsatisfied preemptive rights in respect to Newco Stock.

         3.03 Consents, Approvals, Filings, etc., of Governmental Authorities. Neither the business nor operations of Newco requires any consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein, except for the filing of this Agreement or a Certificate of Merger with corporate and regulatory authorities, as appropriate.

                                   ARTICLE IV

               OBLIGATIONS PRIOR AND SUBSEQUENT TO EFFECTIVE TIME

         4.01. Filing Requirements. Newco and Bancshares will promptly comply with all filing requirements that federal, state or local law may impose on Newco or Bancshares with respect to this Agreement and the transactions contemplated hereby.

         4.02. Shareholder Approval. Promptly following the execution of this Agreement, Bancshares and Newco shall commence to take such actions as may be necessary to obtain requisite approval of this Agreement by the shareholders of Bancshares and the sole shareholder of Newco, including, without limitation, the calling of a Shareholders' Meeting and the preparation of proxy or similar materials for a meeting of Shareholders to be held as soon as practicable.

         4.03. Further Assurances. Each party hereto agrees to execute and deliver such instruments and take such other actions as the other party may reasonably require in order to carry out the intent of this Agreement. Each party shall use its best efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to effect the Merger in accordance with the terms and conditions of this Agreement.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.01 Conditions to Bancshares's Obligations. The obligations of Bancshares to effect the Merger are subject to the satisfaction of the following conditions, unless waived by Bancshares:

                  (a) Representations and Warranties. The representations and warranties of Newco set forth in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties are so qualified shall be true in all respects) (i) as of the date of this Agreement, and (ii) as of the Effective Time, as though made as of each such time, except as otherwise contemplated by this Agreement.

                  (b) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the Shareholders in accordance with applicable law.

                  (c) Performance of Obligations of the Newco. Newco shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                  (d) Approvals and Consents. All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospects or financial condition of the Newco upon the consummation of the Merger, shall have been obtained.

                  (e) Litigation. There shall not be pending or threatened any litigation in any court or any proceeding before or by any governmental department, agency or instrumentality against Newco or

Bancshares (or any officer or director thereof) in which it is sought to restrain or prohibit or obtain damages in respect of the consummation of transactions contemplated by this Agreement.

         5.02. Conditions to Newco's Obligations. The obligations of Newco to effect the Merger are subject to the satisfaction of the following conditions, unless waived by Newco:

                  (a) Representations and Warranties. The representations and warranties of Bancshares set forth in this Agreement shall be true and correct in all material respects (except such representations and warranties which are qualified by there terms by a reference to materiality, which representations and warranties as so qualified shall be true in all respects) (i) as of the date of this Agreement, and (ii) as of the Effective Time, as though made as of each such time, except as otherwise contemplated by this Agreement.

                  (b) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved by the sole shareholder of Newco in accordance with applicable law.

                  (c) Performance of Obligations of Bancshares. Bancshares shall have performed all obligations and covenants required to be performed by it under this Agreement prior to the Effective Time.

                  (d) Approvals and Consents. All approvals of applications to public authorities, federal, state or local, and all approvals of private persons, the granting of which is necessary for the consummation of the Merger, for the prevention of the termination of any material right, privilege, license or agreement of, or any material loss or disadvantage to, or the withholding of which might have a material adverse effect on, the business, results of operations, prospectus or financial condition of Bancshares upon the consummation of the Merger, shall have been obtained, and all statutory waiting periods with respect thereto shall have expired.

                  (e) Litigation. There shall not be pending or threatened any litigation in any court or any proceeding before or by any governmental department, agency or instrumentality against Newco or Bancshares (or any officer or director thereof) in which it is sought to restrain or prohibit or obtain damages in respect of the consummation of transactions contemplated by this Agreement.

                                   ARTICLE VI

                           TERMINATION AND ABANDONMENT

         6.01. Right of Termination. Anything herein to the contrary notwithstanding, prior to filing of this Agreement or a Certificate of Merger with the Secretary of State of the State of Louisiana, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time by the mutual consent in writing of the boards of directors of Bancshares and Newco, whether before or after action thereon by the Shareholders.

         6.02. Effect of Termination. If this Agreement is terminated pursuant to this ARTICLE VI, the same shall be of no further force or effect and there shall be no liability by reason of this Agreement or the termination thereof on the part of Newco, Bancshares or any of the directors, officers, employees, or agents, or shareholders of any of them, except as to any liability for breach of any duty, representation, warranty or obligation under this Agreement arising prior to the date of termination.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

       7.01 Amendment and Modification. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by mutual consent in writing of the respective boards of directors of Newco and Bancshares at any time prior to the Effective Time with respect to any of the terms contained herein; provided that Shareholder approval shall be required for any modification or amendment that (i) alters or changes the amount or kind of consideration to be received in exchange for or on conversion of all or part of the shares of Bancshares Stock; (ii) alters or changes any term of the articles of incorporation of Bancshares or Newco; or (iii) alters or changes any of the terms of this Agreement if such alteration or change would adversely affect the Shareholders. Any amendment or modification shall be in writing.

       7.02. Waiver of Compliance. Any failure of Newco or Bancshares to comply with any obligation, covenant, agreement or condition herein may be expressly waived (to the extent permitted under applicable law) in writing by the President of Newco or Bancshares, as the case may be; provided, however, such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

       7.03. Notices. Any notice or communication required or permitted to be made hereunder shall be in writing, duly signed by the party giving such notice or communication and shall be by hand; by a nationally recognized overnight courier service; by registered or certified mail, postage prepaid; or by facsimile transmission, receipt confirmed, as follows (or at such other address for a party as shall be specified by like notice):

             (a)  if given to Newco, at Newco's mailing address set forth below:

                  New ZBI, Inc.
                  4743 Main Street
                  Zachary, LA  70791

             (b) if given to Bancshares, at Bancshares's mailing address set forth below:

                  Zachary Bancshares, Inc.
                  4743 Main Street
                  Zachary, LA  70791

             (c) if given to a shareholder of Newco or Bancshares, at the address set forth on the books and records of Newco or Bancshares, respectively.

       Where this Agreement provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the secretary of Newco or Bancshares, as applicable, but such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       All notices or communications shall be deemed delivered upon actual receipt thereof by the appropriate person if delivered by hand; upon the date of the receipt confirming the delivery if transmitted by facsimile; upon the next business day following deposit with a nationally recognized overnight courier service; or upon the third succeeding business day following deposit in the United States mail.

         7.04. Severability. If any provision of this Agreement, or the application thereof, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The parties further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the invalid, illegal or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

         7.05. Attorneys' Fees. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement, or as a result of any other dispute, in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

         7.06. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the respective parties hereto without the prior written consent of the other parties; provided, no such consent shall be required for assignment by Newco or Bancshares to a corporate affiliate, as such term is defined under the Banking Affiliates Act of 1982. No such assignment shall relieve Bancshares or Newco of its obligations hereunder.

         7.07. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES SUBJECT TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. IN THE EVENT OF A DISPUTE INVOLVING THIS AGREEMENT, THE PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN EAST BATON ROUGE PARISH, LOUISIANA.

         7.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         7.09. Headings. The heading of the sections of this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement or any provision thereof.

         7.10. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered effective of the day and year first above written.


                            ZACHARY BANCSHARES, INC.,
                            a Louisiana corporation and registered bank holding company

                            By:      /s/ Harry S. Morris, Jr.
                               -------------------------------------------------
                                     Harry S. Morris, Jr., President

                            NEW ZBI, INC.,
                            a Louisiana corporation

                            By:      /s/ Harry S. Morris, Jr.
                               -------------------------------------------------
                                     Harry S. Morris, Jr., President

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         On this ____ day of ______________, 2003, before me, the undersigned authority, personally came and appeared Harry S. Morris, Jr., to me personally known, who, being by me duly sworn, declared and acknowledged before me and the undersigned competent witnesses, that he is the President of Zachary Bancshares, Inc., a Louisiana corporation ("Company"), and that in such capacity he was duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of the Company for the purposes therein expressed and as his and the Company's free act and deed.


WITNESSES:

--------------------------------                --------------------------------
                                                Harry S. Morris, Jr.

Name:
     --------------------------
          (Please print)


-------------------------------


Name:
     --------------------------
          (Please print)



                  --------------------------------------------
                                  Notary Public


                  My Commission Expires:
                                        ----------------------

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

         On this ____ day of ______________, 2003, before me, the undersigned authority, personally came and appeared Harry S. Morris, Jr., to me personally known, who, being by me duly sworn, declared and acknowledged before me and the undersigned competent witnesses, that he is the President of New ZBI, Inc., a Louisiana corporation ("Company"), and that in such capacity he was duly authorized to and did execute the foregoing Agreement and Plan of Merger on behalf of the Company for the purposes therein expressed and as his and the Company's free act and deed.


WITNESSES:

-------------------------------                 --------------------------------
                                                Harry S. Morris, Jr.

Name:
     -------------------------
         (Please print)


-------------------------------


Name:
     -------------------------
         (Please print)


                  ---------------------------------------------
                                  Notary Public


                  My Commission Expires:
                                        ----------------------

                SECRETARY'S CERTIFICATE OF SHAREHOLDERS' APPROVAL

1. I hereby certify that I am the Secretary of Zachary Bancshares, Inc., located in the City of Zachary, State of Louisiana ("Company") and that I have been duly appointed and am presently serving in that capacity.

2. I further certify that at a duly called and convened meeting of the shareholders of the Company held on _______________, 2003, the shareholders of the Company adopted and approved the foregoing Agreement and Plan of Merger.

     IN WITNESS WHEREOF, I have executed this certification this ____ day of _____________, 2003.



                                          --------------------------------------
                                          Winston E. Canning, Secretary

                SECRETARY'S CERTIFICATE OF SHAREHOLDERS' APPROVAL

1. I hereby certify that I am the Secretary of New ZBI, Inc., located in the City of Zachary, State of Louisiana ("Company") and that I have been duly appointed and am presently serving in that capacity.

2. I further certify that Zachary Bancshares, Inc., the sole shareholder of the Company, at a meeting held on November 21, 2002, adopted and approved the foregoing Agreement and Plan of Merger.

    IN WITNESS WHEREOF, I have executed this certification this ____ day of _________________, 2003.



                                      ------------------------------------------
                                      Winston E. Canning, Secretary

                                                                      APPENDIX B


                     [NATIONAL CAPITAL, L.L.C. LETTERHEAD]


December 2, 2002


Board of Directors
Zachary Bancshares, Inc.
P.O. Box 497
Zachary, Louisiana 70791

Gentlemen:

You have requested that National Capital, L.L.C. ("National Capital") act as an independent financial advisor to the directors of Zachary Bancshares, Inc. (the "Company") in connection with the merger of New ZBI, Inc., a wholly-owned subsidiary of the Company, with and into the Company as contemplated by the merger agreement currently in final draft form.

You have requested our opinion with regard to the financial fairness - from the perspective of the shareholders of the Company - of the $70.00 per share cash consideration to be paid by the Company to shareholders holding fewer than 150 shares.

In connection with this opinion, we have reviewed material bearing upon the financial and operating condition of the Company and its subsidiary, including the following: 1) The economic outlook of the Primary Trade Area of the Company;
2) Audited Financial Statements for fiscal years 1997-2001; 3) The nature of the Company's subsidiary, The Bank of Zachary (the "Bank") and the outlook for the lines of business of its major customers; 4) The book value of the Company's stock and the financial condition of the Company; 5) The estimated future earnings capacity of the Company; 6) Data extracted from the Bank's Call Reports for the periods ended December 31, 1997 through September 30, 2002; 7) The estimated dividend paying capacity of the Bank; 8) Various management reports, including audited and unaudited financial statements; 9) The market prices of bank stocks where the companies are similarly situated; 10) The market currently existing for minority shares of this and other bank holding companies; 11) The current regulatory status of the Bank and the Company; and 12) Other unique factors that we deemed appropriate to use in the determination of value.

This valuation opinion is based on an analysis of a number of factors, including the historical performance of the Company, the present financial condition of the Company, our evaluation of management and the Board's ability to execute your Business Plan successfully, and the general economic and financial trends in the industry and region in which the Company operates. We have relied solely on the Company for information as to the adequacy of the loan loss reserve and the value of other real estate. We did not perform an independent review of the Bank's assets or liabilities.

National Capital, L.L.C. has extensive experience in investment analysis, appraisals, and related investment banking activities in the Banking Industry. In the process of developing our opinion

Zachary Bancshares, Inc.
Fairness Opinion
Page 2 of 2


we have used methodologies widely accepted in the investment banking industry for banking companies, especially for those situations in which a valuation is desired and there is either a very limited public market for the Company's shares, or no market at all. We have prepared composite data on the financial terms of recent acquisitions of banking companies from publicly available information. These composites were prepared regionally and nationally to serve as a benchmark for our analyses. We utilized a number of valuation methodologies including book value multiples, earnings capitalization, discounted cash flow, and present value analyses. In addition, we performed other analyses and investigations, as we deemed appropriate.

In our review we have relied, without independent verification, upon the accuracy and completeness of all information submitted to us for review and consideration.

Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us, we conclude that the cash consideration of $70.00 per share to be paid by the Company is fair, from a financial point of view, to all shareholders of the Company, including those shareholders receiving the cash consideration.

This opinion is available for disclosure to the shareholders of the Company. Accordingly, we hereby consent to the inclusion of this opinion and the reference to our firm in the Offering Document provided to the shareholders of the Company.

Sincerely,

NATIONAL CAPITAL, L.L.C.



By: /s/ T. JEFFERSON FAIR
    ------------------------
    T. Jefferson Fair
    Principal

                                                                      APPENDIX C

SECTION 131. RIGHTS OF A SHAREHOLDER DISSENTING FROM CERTAIN CORPORATE ACTIONS

    A. Except as provided in subsection B of this section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty per cent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(G), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

    B. The right of dissent provided by this Section shall not exist in the case of:

       (1) A sale pursuant to an order of a court having jurisdiction in the premises.

       (2) A sale for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

       (3) Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, or were designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, unless the articles of the corporation issuing such stock provide otherwise or, except in the case of shareholders of a corporation surviving the merger or consolidation in which each share of such corporation outstanding immediately prior to the effective date of the merger or consolidation is an identical outstanding or treasury share of such corporation after the effective date of the merger or consolidation, the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

    C. (1)(a) Except as provided in Paragraph (4) of this Subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty percent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records.

             (b) An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

       (2) Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken; provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this Section. With his demand the shareholder shall deliver to the corporation, the written acknowledgment of such bank or trust company that it so holds his certificates of stock.

         (3) Unless the objection, demand, and acknowledgment are made and delivered by the shareholder within the period limited in Paragraph (1) and (2), he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken.

         (4) In the case of a merger pursuant to R.S. 12:112(G), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as provided in Paragraph (2), and deliver to the corporation with his demand the acknowledgment of the escrow bank or trust company as prescribed in Paragraph (2).

    D. If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgment, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

    E. In case of disagreement as to such fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days after receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as of plaintiff in such suit filed by another shareholder, and recover therein judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due, to accept the value of his shares as fixed by the corporation in its notice of disagreement.

    F. When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

    G. If the corporation or the merged or consolidated corporation, as the case may be, shall, in its notice of disagreement, have offered to pay to the dissatisfied shareholder on demand an amount in cash deemed by it to be the fair cash value of his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

    H. Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

                                                                      APPENDIX D

STANDARD M&A REPORT (WHOLE)

ABN AMRO NORTH AMERICA, INC.                      ACQUIRING    HAWTHORN CORPORATION
ABINGTON BANCORP, INC.                            ACQUIRING    MASSACHUSETTS FINCORP, INC.
ADBANC, INC.                                      ACQUIRING    VBI, INC.
AFFINITY BANK                                     ACQUIRING    WESTCOAST SAVINGS & LOAN ASSOCIATION
ALABAMA NATIONAL BANCORPORATION                   ACQUIRING    FARMERS NATIONAL BANCSHARES
AMERICAN BANCORPORATION, INC.                     ACQUIRING    CLEVELAND HOLDING COMPANY
AMERICAN BANCSHARES, INC.                         ACQUIRING    SOUTHWEST MISSOURI BANCSHARES, INC.
AMERICAN HOME MORTGAGE HOLDINGS, INC.             ACQUIRING    VALLEY BANCORP, INC.
AMERICANWEST BANCORPORATION                       ACQUIRING    LATAH BANCORPORATION, INC.
AVISTON FINANCIAL CORPORATION                     ACQUIRING    AVISTON BANCORP, INC.
BCSB BANKCORP, INC.                               ACQUIRING    WHG BANCSHARES CORPORATION
BFM BANCSHARES, INC.                              ACQUIRING    CITIZENS NATIONAL BANK
BK2 BANK, SSB                                     ACQUIRING    FRANKLIN BANK, SSB
BOK FINANCIAL CORPORATION                         ACQUIRING    BANK OF TANGLEWOOD, N.A.
BPABANK                                           ACQUIRING    INTERBANK OF NEW YORK
BANC CORP (THE)                                   ACQUIRING    CF BANCSHARES, INC.
BANCTRUST FINANCIAL GROUP, INC.                   ACQUIRING    GULF COAST COMMUNITY BANCSHARES, INC.
BANCORP OF LUCEDALE, INC.                         ACQUIRING    GRAND BANCORP
BANCORPSOUTH, INC.                                ACQUIRING    PINNACLE BANCSHARES, INC.
BANK OF DAVIE                                     ACQUIRING    BOC FINANCIAL CORP.
BANK OF NORTH CAROLINA                            ACQUIRING    INDEPENDENCE BANK
BANNER CORPORATION                                ACQUIRING    OREGON BUSINESS BANK
BARABOO BANCORPORATION, INC.                      ACQUIRING    BANCORP, INC., (THE)
BASTROP BANCSHARES, INC.                          ACQUIRING    CBCT BANCSHARES, INC.
BAYLOR BANCSHARES, INC.                           ACQUIRING    CITIZENS STATE BANK
BERESFORD BANCORPORATION                          ACQUIRING    A&S FINANCIAL SERVICES
BLACK DIAMOND FINANCIAL GROUP                     ACQUIRING    BANK OF ST. PETERSBURG
BORDER BANCSHARES, INC.                           ACQUIRING    NORTHERN PLAINS BANCSHARES, INC.
BOSTON BANK OF COMMERCE                           ACQUIRING    FAMILY SAVINGS BANK, FSB
BRADFORD BANK                                     ACQUIRING    WYMAN PARK BANCORPORATION, INC.
BUSINESS BANCORP                                  ACQUIRING    MCB FINANCIAL CORPORATION
CBA BANCSHARES, INC.                              ACQUIRING    COMMUNITY BANK OF ARIZONA
CVB FINANCIAL CORP.                               ACQUIRING    WESTERN SECURITY BANCORP


                                             Buyer                                            Buyer                  Buyer
                                             Name                                             City                   State
ABN AMRO NORTH AMERICA, INC.                 ABN AMRO North America, Inc.                     Chicago                IL
ABINGTON BANCORP, INC.                       Abington Bancorp, Inc.                           Abington               MA
ADBANC, INC.                                 Adbanc, Inc.                                     Ogallala               NE
AFFINITY BANK                                Affinity Bank                                    Ventura                CA
ALABAMA NATIONAL BANCORPORATION              Alabama National BanCorporation                  Birmingham             AL
AMERICAN BANCORPORATION, INC.                American Bancorporation, Inc.                    Sapulpa                OK
AMERICAN BANCSHARES, INC.                    American Bancshares, Inc.                        Baxter Springs         KS
AMERICAN HOME MORTGAGE HOLDINGS, INC.        American Home Mortgage Holdings, Inc.            New York               NY
AMERICANWEST BANCORPORATION                  AmericanWest Bancorporation                      Spokane                WA
AVISTON FINANCIAL CORPORATION                Aviston Financial Corporation                    Trenton                IL
BCSB BANKCORP, INC.                          BCSB Bankcorp, Inc.                              Baltimore              MD
BFM BANCSHARES, INC.                         BFM Bancshares, Inc.                             Kingman                KS
BK2 BANK, SSB                                BK2 Bank, SSB                                    Houston                TX
BOK FINANCIAL CORPORATION                    BOK Financial Corporation                        Tulsa                  OK
BPABANK                                      BPABank                                          Newark                 NJ
BANC CORP (THE)                              Banc Corp (The)                                  Birmingham             AL
BANCTRUST FINANCIAL GROUP, INC.              BancTrust Financial Group, Inc.                  Mobile                 AL
BANCORP OF LUCEDALE, INC.                    Bancorp of Lucedale, Inc.                        Lucedale               MS
BANCORPSOUTH, INC.                           BancorpSouth, Inc.                               Tupelo                 MS
BANK OF DAVIE                                Bank of Davie                                    Mocksville             NC
BANK OF NORTH CAROLINA                       Bank of North Carolina                           Thomasville            NC
BANNER CORPORATION                           Banner Corporation                               Walla Walla            WA
BARABOO BANCORPORATION, INC.                 Baraboo Bancorporation, Inc.                     Baraboo                WI
BASTROP BANCSHARES, INC.                     Bastrop Bancshares, Inc.                         Bastrop                TX
BAYLOR BANCSHARES, INC.                      Baylor Bancshares, Inc.                          Seymour                TX
BERESFORD BANCORPORATION                     Beresford Bancorporation                         Britton                SD
BLACK DIAMOND FINANCIAL GROUP                Black Diamond Financial Group                    Tampa                  FL
BORDER BANCSHARES, INC.                      Border Bancshares, Inc.                          Greenbush              MN
BOSTON BANK OF COMMERCE                      Boston Bank of Commerce                          Boston                 MA
BRADFORD BANK                                Bradford Bank                                    Baltimore              MD
BUSINESS BANCORP                             Business Bancorp                                 San Bernardino         CA
CBA BANCSHARES, INC.                         CBA Bancshares, Inc.                             Minneapolis            MN
CVB FINANCIAL CORP.                          CVB Financial Corp.                              Ontario                CA


                                             Target                                      Target               Target  Announce
                                             Name                                        City                 State   Date
ABN AMRO NORTH AMERICA, INC.                 Hawthorn Corporation                        Mundelein            IL          10/1/2002
ABINGTON BANCORP, INC.                       Massachusetts Fincorp, Inc.                 Quincy               MA          4/10/2002
ADBANC, INC.                                 VBI, Inc.                                   Colorado Springs     CO          9/15/2002
AFFINITY BANK                                Westcoast Savings & Loan Association        Pacific Palisade     CA          10/3/2001
ALABAMA NATIONAL BANCORPORATION              Farmers National Bancshares                 Opelika              AL           9/6/2001
AMERICAN BANCORPORATION, INC.                Cleveland Holding Company                   Cleveland            OK           2/6/2002
AMERICAN BANCSHARES, INC.                    Southwest Missouri Bancshares, Inc.         Ozark                MO          1/17/2002
AMERICAN HOME MORTGAGE HOLDINGS, INC.        Valley Bancorp, Inc.                        Owings Mills         MD          8/27/2001
AMERICANWEST BANCORPORATION                  Latah Bancorporation, Inc.                  Latah                WA           4/1/2002
AVISTON FINANCIAL CORPORATION                Aviston Bancorp, Inc.                       Aviston              IL          6/26/2002
BCSB BANKCORP, INC.                          WHG Bancshares Corporation                  Lutherville          MD          2/27/2002
BFM BANCSHARES, INC.                         Citizens National Bank                      Anthony              KS          1/28/2002
BK2 BANK, SSB                                Franklin Bank, SSB                          Austin               TX          10/3/2001
BOK FINANCIAL CORPORATION                    Bank of Tanglewood, N.A.                    Houston              TX          5/16/2002
BPABANK                                      Interbank of New York                       New York             NY           8/2/2002
BANC CORP (THE)                              CF Bancshares, Inc.                         Port St. Joe         FL           8/9/2001
BANCTRUST FINANCIAL GROUP, INC.              Gulf Coast Community Bancshares, Inc.       Wewahitchka          FL          11/2/2001
BANCORP OF LUCEDALE, INC.                    Grand Bancorp                               Grand Bay            AL         12/28/2001
BANCORPSOUTH, INC.                           Pinnacle Bancshares, Inc.                   Little Rock          AR         11/15/2001
BANK OF DAVIE                                BOC Financial Corp.                         Landis               NC          7/20/2001
BANK OF NORTH CAROLINA                       Independence Bank                           Kernersville         NC         12/19/2001
BANNER CORPORATION                           Oregon Business Bank                        Lake Oswego          OR          9/26/2001
BARABOO BANCORPORATION, INC.                 Bancorp, Inc., (The)                        Elcho                WI          2/20/2002
BASTROP BANCSHARES, INC.                     CBCT Bancshares, Inc.                       Smithville           TX           4/4/2002
BAYLOR BANCSHARES, INC.                      Citizens State Bank                         Princeton            TX         11/26/2001
BERESFORD BANCORPORATION                     A&S Financial Services                      Omaha                NE           7/2/2002
BLACK DIAMOND FINANCIAL GROUP                Bank of St. Petersburg                      St. Petersburg       FL          9/21/2001
BORDER BANCSHARES, INC.                      Northern Plains Bancshares, Inc.            Thief River Falls    MN          1/22/2002
BOSTON BANK OF COMMERCE                      Family Savings Bank, FSB                    Los Angeles          CA          7/31/2002
BRADFORD BANK                                Wyman Park Bancorporation, Inc.             Lutherville          MD           7/9/2002
BUSINESS BANCORP                             MCB Financial Corporation                   San Rafael           CA          8/15/2001
CBA BANCSHARES, INC.                         Community Bank of Arizona                   Wickenburg           AZ         10/16/2001
CVB FINANCIAL CORP.                          Western Security Bancorp                    Burbank              CA          1/18/2002


                                              Completion   Trans         Consider                 Reason
                                              Date         Status        Type                     for Trans
ABN AMRO NORTH AMERICA, INC.                           N/A Pending       N/A                      In-market expansion
ABINGTON BANCORP, INC.                           9/13/2002 Completed     Cash,Common Stock        In-market expansion
ADBANC, INC.                                           N/A Pending       N/A                      Entry into new market
AFFINITY BANK                                   11/26/2001 Completed     N/A                      In-market expansion
ALABAMA NATIONAL BANCORPORATION                 12/14/2001 Completed     Cash,Common Stock        Entry into new market
AMERICAN BANCORPORATION, INC.                    4/13/2002 Completed     N/A                      In-market expansion
AMERICAN BANCSHARES, INC.                              N/A Pending       Cash                     Alternative to starting new bank
AMERICAN HOME MORTGAGE HOLDINGS, INC.                  N/A Pending       Cash,Common Stock        Acquire Target's product line(s)
AMERICANWEST BANCORPORATION                      7/31/2002 Completed     Cash,Common Stock        In-market expansion
AVISTON FINANCIAL CORPORATION                          N/A Pending       Cash,Debt                Alternative to starting new bank
BCSB BANKCORP, INC.                              7/24/2002 Completed     Cash                     In-market expansion
BFM BANCSHARES, INC.                             4/23/2002 Completed     Cash                     Entry into new market
BK2 BANK, SSB                                    4/12/2002 Completed     Cash                     Alternative to starting new bank
BOK FINANCIAL CORPORATION                              N/A Pending       Common Stock             In-market expansion
BPABANK                                                N/A Pending       Cash                     Acquire strategic location
BANC CORP (THE)                                  2/15/2002 Completed     Cash,Common Stock        In-market expansion
BANCTRUST FINANCIAL GROUP, INC.                  4/16/2002 Completed     Common Stock             In-market expansion
BANCORP OF LUCEDALE, INC.                         6/1/2002 Completed     N/A                      Entry into new market
BANCORPSOUTH, INC.                               2/28/2002 Completed     Cash,Common Stock        Entry into new market
BANK OF DAVIE                                   12/31/2001 Completed     Common Stock             In-market expansion
BANK OF NORTH CAROLINA                           6/17/2002 Completed     Cash,Common Stock        In-market expansion
BANNER CORPORATION                                1/1/2002 Completed     Cash                     In-market expansion
BARABOO BANCORPORATION, INC.                     6/10/2002 Completed     Cash                     Entry into new market
BASTROP BANCSHARES, INC.                         7/29/2002 Completed     Cash                     In-market expansion
BAYLOR BANCSHARES, INC.                                N/A Pending       Cash                     Entry into new market
BERESFORD BANCORPORATION                          8/2/2002 Completed     N/A                      Entry into new market
BLACK DIAMOND FINANCIAL GROUP                     1/2/2002 Completed     Cash,Common Stock        Alternative to starting new bank
BORDER BANCSHARES, INC.                                N/A Pending       Cash                     Entry into new market
BOSTON BANK OF COMMERCE                                N/A Pending       Cash                     Prevent competitor buying Target
BRADFORD BANK                                          N/A Pending       Cash                     In-market expansion
BUSINESS BANCORP                                12/31/2001 Completed     Common Stock             Entry into new market
CBA BANCSHARES, INC.                             1/30/2002 Completed     Cash                     Alternative to starting new bank
CVB FINANCIAL CORP.                              6/28/2002 Completed     Cash                     In-market expansion

                                                                                  DA:Total    DA:          DA:Price    DA:Price
                                              Accounting    Merger of  Hostile/   Price       Price to     to Tang     to LTM Net
                                              Type          Equals?    Unsolic?         $0    Equity(x)    Equity(x)   Income(x)
ABN AMRO NORTH AMERICA, INC.                  Purchase      No         No                N/A         N/A        N/A           N/A
ABINGTON BANCORP, INC.                        Purchase      No         No             16,701        1.66       1.66         17.47
ADBANC, INC.                                  Purchase      No         No              5,870           2          2           N/A
AFFINITY BANK                                 Purchase      No         No                N/A         N/A        N/A           N/A
ALABAMA NATIONAL BANCORPORATION               Purchase      No         No             17,391        0.98       0.98           N/A
AMERICAN BANCORPORATION, INC.                 Purchase      No         No              4,250        3.08       3.08         17.71
AMERICAN BANCSHARES, INC.                     Purchase      No         No              5,452        1.67       1.67           N/A
AMERICAN HOME MORTGAGE HOLDINGS, INC.         Purchase      No         No              5,598        1.21       1.21         39.33
AMERICANWEST BANCORPORATION                   Purchase      No         No             17,533        2.66       2.77         11.66
AVISTON FINANCIAL CORPORATION                 Purchase      No         No             15,000        1.43       1.43         18.75
BCSB BANKCORP, INC.                           Purchase      No         No             19,457        1.08       1.08         45.55
BFM BANCSHARES, INC.                          Purchase      No         No              7,935         1.2        1.2         24.57
BK2 BANK, SSB                                 Purchase      No         No              9,000        2.16       2.16         59.21
BOK FINANCIAL CORPORATION                     Purchase      No         No             65,000        3.65       3.65         24.61
BPABANK                                       Purchase      No         No             35,000        1.72       2.03         18.04
BANC CORP (THE)                               Purchase      No         No             15,250        1.88       1.88         16.15
BANCTRUST FINANCIAL GROUP, INC.               Purchase      No         No              4,150        1.63       1.63           N/A
BANCORP OF LUCEDALE, INC.                     Purchase      No         No              5,300        1.65        1.7          15.5
BANCORPSOUTH, INC.                            Purchase      No         No             19,435        2.24       2.24          16.7
BANK OF DAVIE                                 Purchase      No         No             10,131        1.17       1.17           N/A
BANK OF NORTH CAROLINA                        Purchase      No         No              7,059        1.47       1.47           N/A
BANNER CORPORATION                            Purchase      No         No             10,000        2.02       2.02         52.38
BARABOO BANCORPORATION, INC.                  Purchase      No         No              6,500        1.25       1.52         12.35
BASTROP BANCSHARES, INC.                      Purchase      No         No              7,561        1.27       1.27         23.49
BAYLOR BANCSHARES, INC.                       Purchase      No         No              8,371        2.06       2.06         11.37
BERESFORD BANCORPORATION                      Purchase      No         No                N/A         N/A        N/A           N/A
BLACK DIAMOND FINANCIAL GROUP                 Purchase      No         No             11,000        2.37       2.37         23.01
BORDER BANCSHARES, INC.                       Purchase      No         No              5,512        1.58       1.58         12.11
BOSTON BANK OF COMMERCE                       Purchase      No         No                N/A         N/A        N/A           N/A
BRADFORD BANK                                 Purchase      No         No             13,479        1.32       1.32         28.91
BUSINESS BANCORP                              Purchase      Yes        No             29,789        1.96       1.96          8.35
CBA BANCSHARES, INC.                          Purchase      No         No             21,014        1.57       1.57           9.4
CVB FINANCIAL CORP.                           Purchase      No         No              6,225        0.78       0.78           N/A

                                              DA:Price    DA:Price      DA:Premium      Target Tot     Target Tang    Target LTM
                                              to Total    to Total      to Core         Equity Cap     Equity Cap     Net Income
                                              Assets(%)   Dep(%)        Dep(%)                  $0              $0            $0
ABN AMRO NORTH AMERICA, INC.                       N/A        N/A             N/A              3,979          3,979          -338
ABINGTON BANCORP, INC.                           13.48       16.4            7.61             10,038         10,038           956
ADBANC, INC.                                     10.48      13.38           13.38              2,938          2,938        -1,414
AFFINITY BANK                                      N/A        N/A             N/A              9,213          9,213         2,656
ALABAMA NATIONAL BANCORPORATION                   8.64       9.65            -0.2             17,249         17,249            68
AMERICAN BANCORPORATION, INC.                    16.91      17.95           14.99              1,380          1,380           240
AMERICAN BANCSHARES, INC.                         12.9      15.06            7.84              3,257          3,257          -203
AMERICAN HOME MORTGAGE HOLDINGS, INC.            11.29       14.2            2.83              4,070          4,070           135
AMERICANWEST BANCORPORATION                      13.68      15.71           11.79              9,593          9,331         1,504
AVISTON FINANCIAL CORPORATION                    15.95      18.16            6.04             10,506         10,506           800
BCSB BANKCORP, INC.                              11.17      14.76            1.24             16,935         16,935           402
BFM BANCSHARES, INC.                             22.61      28.19            5.25              6,599          6,599           323
BK2 BANK, SSB                                    19.76      21.85            14.9              4,174          4,174           152
BOK FINANCIAL CORPORATION                        25.36      29.74           25.28             16,313         16,313         2,418
BPABANK                                          14.69      16.22            9.45             20,314         17,272         1,940
BANC CORP (THE)                                  14.49      19.02           10.83              7,469          7,469           944
BANCTRUST FINANCIAL GROUP, INC.                  10.47      11.24            6.11              2,633          2,633          -209
BANCORP OF LUCEDALE, INC.                        14.22      15.69            7.37              3,207          3,113           342
BANCORPSOUTH, INC.                                15.2      19.52           13.17              8,683          8,683         1,164
BANK OF DAVIE                                    23.48      33.38            5.45              8,014          8,014            77
BANK OF NORTH CAROLINA                           12.23      13.84            6.24              4,794          4,794        -1,039
BANNER CORPORATION                               27.44         33           25.85              4,648          4,648           179
BARABOO BANCORPORATION, INC.                     12.47      14.01            6.18              5,090          4,195           517
BASTROP BANCSHARES, INC.                         21.32         27            6.27              4,600          4,600           310
BAYLOR BANCSHARES, INC.                          15.16      16.44           12.33              4,059          4,059           736
BERESFORD BANCORPORATION                           N/A        N/A             N/A              1,893          1,893          -606
BLACK DIAMOND FINANCIAL GROUP                    18.38       20.4           13.21              4,640          4,640           478
BORDER BANCSHARES, INC.                          11.74      13.54            5.38              3,486          3,486           455
BOSTON BANK OF COMMERCE                            N/A        N/A             N/A             12,333         12,333         1,507
BRADFORD BANK                                    17.11       20.1            5.75              8,460          8,460           429
BUSINESS BANCORP                                 11.97      13.08             7.5             13,855         13,855         3,246
CBA BANCSHARES, INC.                             12.77      14.41            5.77             13,370         13,370         2,236
CVB FINANCIAL CORP.                               4.41       5.16           -1.69             11,919         11,822        -2,642

                                               Target Tot  Target Tot   Target Tot
                                               Assets      Deposits     Core Dep
                                                      $0           $0          $0
ABN AMRO NORTH AMERICA, INC.                      48,341       43,488      35,731
ABINGTON BANCORP, INC.                           123,865      101,805      87,500
ADBANC, INC.                                      56,005       43,872      21,909
AFFINITY BANK                                    183,541      115,747      89,960
ALABAMA NATIONAL BANCORPORATION                  196,307      175,663     146,702
AMERICAN BANCORPORATION, INC.                     25,137       23,680      19,145
AMERICAN BANCSHARES, INC.                         42,260       36,204      28,001
AMERICAN HOME MORTGAGE HOLDINGS, INC.             47,034       37,402      32,211
AMERICANWEST BANCORPORATION                      128,185      111,580      95,041
AVISTON FINANCIAL CORPORATION                     94,023       82,601      74,369
BCSB BANKCORP, INC.                              163,892      124,053     111,000
BFM BANCSHARES, INC.                              35,089       28,153      25,466
BK2 BANK, SSB                                     45,548       41,185      32,385
BOK FINANCIAL CORPORATION                        234,696      200,106     170,864
BPABANK                                          238,318      215,789     187,666
BANC CORP (THE)                                  103,712       79,127      65,868
BANCTRUST FINANCIAL GROUP, INC.                   39,653       36,907      26,265
BANCORP OF LUCEDALE, INC.                         37,262       33,789      29,681
BANCORPSOUTH, INC.                               127,856       99,583      81,622
BANK OF DAVIE                                     41,133       30,960      25,678
BANK OF NORTH CAROLINA                            57,721       51,002      36,276
BANNER CORPORATION                                34,175       28,415      18,289
BARABOO BANCORPORATION, INC.                      51,230       45,597      35,470
BASTROP BANCSHARES, INC.                          34,157       26,974      24,445
BAYLOR BANCSHARES, INC.                           55,198       50,929      34,969
BERESFORD BANCORPORATION                          36,469       25,292      22,066
BLACK DIAMOND FINANCIAL GROUP                     59,847       53,925      48,158
BORDER BANCSHARES, INC.                           46,946       40,700      37,657
BOSTON BANK OF COMMERCE                          207,650      130,940     101,715
BRADFORD BANK                                     69,934       59,548      50,177
BUSINESS BANCORP                                 226,280      207,051     176,415
CBA BANCSHARES, INC.                             164,513      145,784     132,562
CVB FINANCIAL CORP.                              141,008      120,674     102,234

CAPITAL BANK CORPORATION                          ACQUIRING    FIRST COMMUNITY FINANCIAL CORPORATION
CAPITAL BANK CORPORATION                          ACQUIRING    HIGH STREET CORPORATION
CENTERSTATE BANKS OF FLORIDA, INC.                ACQUIRING    CENTERSTATE BANK OF FLORIDA
CENTRAL BANCSHARES, INC.                          ACQUIRING    MARQUETTE BANK ILLINOIS
CHARTER BANKING CORP.                             ACQUIRING    FLORIDA BANCORPORATION, INC.
CHARTER FINANCIAL CORPORATION                     ACQUIRING    EBA BANCSHARES, INC.
CITIZENS BANCSHARES CORPORATION                   ACQUIRING    CFS BANCSHARES, INC.
CITIZENS HOLDING COMPANY                          ACQUIRING    CB&T CAPITAL CORPORATION
CITIZENS SOUTH BANKING CORPORATION                ACQUIRING    INNES STREET FINANCIAL CORP
COASTAL COMMUNITY INVESTMENTS INC.                ACQUIRING    APALACHICOLA STATE BANKING CORP.
COLONY BANKCORP, INC.                             ACQUIRING    QUITMAN BANCORP, INC
COMMUNITY BANKSHARES, INC.                        ACQUIRING    RIDGEWAY BANCSHARES, INC.
COMMUNITY TRUST BANCORP, INC.                     ACQUIRING    CITIZENS NATIONAL BANK & TRUST OF HAZARD
EUROBANK                                          ACQUIRING    BANCO FINANCIERO DE PR
EXTRACO CORPORATION                               ACQUIRING    TEXAS STATE BANCSHARES, INC.
F.N.B. CORPORATION                                ACQUIRING    CENTRAL BANK SHARES, INC.
F.N.B.C. OF LA GRANGE, INC.                       ACQUIRING    FOXDALE BANCORP, INC.
FBOP CORPORATION                                  ACQUIRING    AMERICAN HOME LOAN CORPORATION
FNB BANKING COMPANY                               ACQUIRING    AMERICAN COMMUNITY BANK OF GEORGIA
FNB CORP.                                         ACQUIRING    ROWAN BANCORP, INC.
FNB CORPORATION                                   ACQUIRING    SALEM COMMUNITY BANKSHARES
FARMERS AND MERCHANTS BANCSHARES, INC.            ACQUIRING    WEST BURLINGTON BANCORPORATION, INC.
FIDELITY BANCORP, INC.                            ACQUIRING    CARNEGIE FINANCIAL CORPORATION
FIDELITY COMPANY                                  ACQUIRING    WORTHINGTON BANCORPORATION
FINANCIAL CORPORATION OF LOUISIANA                ACQUIRING    SECURITY ACADIA BANCSHARES
FIRST BANCORP                                     ACQUIRING    CAROLINA COMMUNITY BANCSHARES, INC.
FIRST BANKS, INC.                                 ACQUIRING    BANK OF STE. GENEVIEVE
FIRST CAPITAL, INC.                               ACQUIRING    HOMETOWN BANCSHARES, INC.
FIRST CITIZENS BANC CORP.                         ACQUIRING    INDEPENDENT COMMUNITY BANC CORP.
FIRST CITIZENS BANCORPORATION OF SC               ACQUIRING    CB FINANCIAL CORP.
FIRST CITIZENS BANCORPORATION OF SC               ACQUIRING    FIRST BANKS, INC.
FIRST CITIZENS BANCSHARES                         ACQUIRING    METROPOLITAN BANCSHARES, INC.
FIRST COMMUNITY BANCORP                           ACQUIRING    PACIFIC WESTERN NATIONAL BANK
FIRST COMMUNITY BANCORP                           ACQUIRING    BANK OF CORONADO
FIRST COMMUNITY BANCORP                           ACQUIRING    MARATHON BANCORP
FIRST COMMUNITY BANCORP                           ACQUIRING    UPLAND BANK
FIRST COMMUNITY BANCORP                           ACQUIRING    W.H.E.C., INC.

                                            Buyer                                               Buyer                  Buyer
                                            Name                                                City                   State
CAPITAL BANK CORPORATION                    Capital Bank Corporation                            Raleigh                NC
CAPITAL BANK CORPORATION                    Capital Bank Corporation                            Raleigh                NC
CENTERSTATE BANKS OF FLORIDA, INC.          Centerstate Banks of Florida, Inc.                  Winter Haven           FL
CENTRAL BANCSHARES, INC.                    Central Bancshares, Inc.                            Muscatine              IA
CHARTER BANKING CORP.                       Charter Banking Corp.                               Tampa                  FL
CHARTER FINANCIAL CORPORATION               Charter Financial Corporation                       West Point             GA
CITIZENS BANCSHARES CORPORATION             Citizens Bancshares Corporation                     Atlanta                GA
CITIZENS HOLDING COMPANY                    Citizens Holding Company                            Philadelphia           MS
CITIZENS SOUTH BANKING CORPORATION          Citizens South Banking Corporation                  Gastonia               NC
COASTAL COMMUNITY INVESTMENTS INC.          Coastal Community Investments Inc.                  Panama City Beach      FL
COLONY BANKCORP, INC.                       Colony Bankcorp, Inc.                               Fitzgerald             GA
COMMUNITY BANKSHARES, INC.                  Community Bankshares, Inc.                          Orangeburg             SC
COMMUNITY TRUST BANCORP, INC.               Community Trust Bancorp, Inc.                       Pikeville              KY
EUROBANK                                    Eurobank                                            Hato Rey               PR
EXTRACO CORPORATION                         Extraco Corporation                                 Waco                   TX
F.N.B. CORPORATION                          F.N.B. Corporation                                  Naples                 FL
F.N.B.C. OF LA GRANGE, INC.                 F.N.B.C. of La Grange, Inc.                         La Grange              IL
FBOP CORPORATION                            FBOP Corporation                                    Oak Park               IL
FNB BANKING COMPANY                         FNB Banking Company                                 Griffin                GA
FNB CORP.                                   FNB Corp.                                           Asheboro               NC
FNB CORPORATION                             FNB Corporation                                     Christiansburg         VA
FARMERS AND MERCHANTS BANCSHARES, INC.      Farmers and Merchants Bancshares, Inc.              Burlington             IA
FIDELITY BANCORP, INC.                      Fidelity Bancorp, Inc.                              Pittsburgh             PA
FIDELITY COMPANY                            Fidelity Company                                    Dyersville             IA
FINANCIAL CORPORATION OF LOUISIANA          Financial Corporation of Louisiana                  Crowley                LA
FIRST BANCORP                               First Bancorp                                       Troy                   NC
FIRST BANKS, INC.                           First Banks, Inc.                                   St. Louis              MO
FIRST CAPITAL, INC.                         First Capital, Inc.                                 Corydon                IN
FIRST CITIZENS BANC CORP.                   First Citizens Banc Corp.                           Sandusky               OH
FIRST CITIZENS BANCORPORATION OF SC         First Citizens Bancorporation of SC                 Columbia               SC
FIRST CITIZENS BANCORPORATION OF SC         First Citizens Bancorporation of SC                 Columbia               SC
FIRST CITIZENS BANCSHARES                   First Citizens Bancshares                           Dyersburg              TN
FIRST COMMUNITY BANCORP                     First Community Bancorp                             Rancho Santa Fe        CA
FIRST COMMUNITY BANCORP                     First Community Bancorp                             Rancho Santa Fe        CA
FIRST COMMUNITY BANCORP                     First Community Bancorp                             Rancho Santa Fe        CA
FIRST COMMUNITY BANCORP                     First Community Bancorp                             Rancho Santa Fe        CA
FIRST COMMUNITY BANCORP                     First Community Bancorp                             Rancho Santa Fe        CA

                                            Target                                       Target               Target  Announce
                                            Name                                         City                 State   Date
CAPITAL BANK CORPORATION                    First Community Financial Corporation        Burlington           NC          10/5/2001
CAPITAL BANK CORPORATION                    High Street Corporation                      Asheville            NC           5/1/2002
CENTERSTATE BANKS OF FLORIDA, INC.          Centerstate Bank of Florida                  Winter Haven         FL          4/16/2002
CENTRAL BANCSHARES, INC.                    Marquette Bank Illinois                      Galesburg            IL         12/15/2001
CHARTER BANKING CORP.                       Florida Bancorporation, Inc.                 Palm Harbor          FL         11/10/2001
CHARTER FINANCIAL CORPORATION               EBA Bancshares, Inc.                         Opelika              AL          9/10/2002
CITIZENS BANCSHARES CORPORATION             CFS Bancshares, Inc.                         Birmingham           AL          5/30/2002
CITIZENS HOLDING COMPANY                    CB&T Capital Corporation                     Louisville           MS          1/22/2002
CITIZENS SOUTH BANKING CORPORATION          Innes Street Financial Corp                  Salisbury            NC          7/16/2001
COASTAL COMMUNITY INVESTMENTS INC.          Apalachicola State Banking Corp.             Apalachicola         FL          8/17/2001
COLONY BANKCORP, INC.                       Quitman Bancorp, Inc.                        Quitman              GA         10/23/2001
COMMUNITY BANKSHARES, INC.                  Ridgeway Bancshares, Inc.                    Ridgeway             SC         11/21/2001
COMMUNITY TRUST BANCORP, INC.               Citizens National Bank & Trust of Hazard     Hazard               KY         10/16/2001
EUROBANK                                    Banco Financiero De PR                       Ponce                PR           9/6/2002
EXTRACO CORPORATION                         Texas State Bancshares, Inc.                 Harker Heights       TX          10/7/2002
F.N.B. CORPORATION                          Central Bank Shares, Inc.                    Orlando              FL          11/7/2001
F.N.B.C. OF LA GRANGE, INC.                 Foxdale Bancorp, Inc.                        S Elgin              IL         10/26/2001
FBOP CORPORATION                            American Home Loan Corporation               Phoenix              AZ          6/24/2002
FNB BANKING COMPANY                         American Community Bank of Georgia           McDonough            GA           9/1/2001
FNB CORP.                                   Rowan Bancorp, Inc.                          China Grove          NC          2/12/2002
FNB CORPORATION                             Salem Community Bankshares                   Salem                VA           8/1/2001
FARMERS AND MERCHANTS BANCSHARES, INC.      West Burlington Bancorporation, Inc.         West Burlington      IA          7/23/2002
FIDELITY BANCORP, INC.                      Carnegie Financial Corporation               Carnegie             PA         10/10/2001
FIDELITY COMPANY                            Worthington Bancorporation                   Worthington          IA          8/13/2002
FINANCIAL CORPORATION OF LOUISIANA          Security Acadia Bancshares                   Rayne                LA          6/20/2002
FIRST BANCORP                               Carolina Community Bancshares, Inc.          Latta                SC          7/16/2002
FIRST BANKS, INC.                           Bank of Ste. Genevieve                       Ste. Genevieve       MO          9/18/2002
FIRST CAPITAL, INC.                         Hometown Bancshares, Inc.                    New Albany           IN          9/26/2002
FIRST CITIZENS BANC CORP.                   Independent Community Banc Corp.             Norwalk              OH          11/1/2001
FIRST CITIZENS BANCORPORATION OF SC         CB Financial Corp.                           Warrenton            GA           7/5/2002
FIRST CITIZENS BANCORPORATION OF SC         First Banks, Inc.                            Carnesville          GA          9/17/2002
FIRST CITIZENS BANCSHARES                   Metropolitan Bancshares, Inc.                Munford              TN           3/4/2002
FIRST COMMUNITY BANCORP                     Pacific Western National Bank                Brea                 CA          8/22/2001
FIRST COMMUNITY BANCORP                     Bank of Coronado                             Coronado             CA          9/20/2002
FIRST COMMUNITY BANCORP                     Marathon Bancorp                             Los Angeles          CA          5/14/2002
FIRST COMMUNITY BANCORP                     Upland Bank                                  Upland               CA          4/18/2002
FIRST COMMUNITY BANCORP                     W.H.E.C., Inc.                               Carlsbad             CA         11/13/2001

                                            Completion   Trans         Consider                 Reason
                                            Date         Status        Type                     for Trans
CAPITAL BANK CORPORATION                       1/18/2002 Completed     Cash,Common Stock        Entry into new market
CAPITAL BANK CORPORATION                             N/A Pending       Common Stock             In-market expansion
CENTERSTATE BANKS OF FLORIDA, INC.                   N/A Pending       Cash,Common Stock        In-market expansion
CENTRAL BANCSHARES, INC.                             N/A Pending       Cash                     Entry into new market
CHARTER BANKING CORP.                          2/16/2002 Completed     Cash                     In-market expansion
CHARTER FINANCIAL CORPORATION                        N/A Pending       Cash                     In-market expansion
CITIZENS BANCSHARES CORPORATION                      N/A Pending       Cash                     Entry into new market
CITIZENS HOLDING COMPANY                       5/17/2002 Completed     Cash                     Entry into new market
CITIZENS SOUTH BANKING CORPORATION            12/31/2001 Completed     Cash                     In-market expansion
COASTAL COMMUNITY INVESTMENTS INC.             3/29/2002 Completed     Cash,Common Stock        Alternative to starting new bank
COLONY BANKCORP, INC.                          3/29/2002 Completed     Cash,Common Stock        Entry into new market
COMMUNITY BANKSHARES, INC.                      7/1/2002 Completed     Cash,Common Stock        Entry into new market
COMMUNITY TRUST BANCORP, INC.                   1/2/2002 Completed     Cash                     In-market expansion
EUROBANK                                             N/A Pending       N/A                      In-market expansion
EXTRACO CORPORATION                                  N/A Pending       N/A                      In-market expansion
F.N.B. CORPORATION                             1/31/2002 Completed     N/A                      Acquire strategic location
F.N.B.C. OF LA GRANGE, INC.                   12/17/2001 Completed     N/A                      Entry into new market
FBOP CORPORATION                                     N/A Pending       Cash                     Entry into new market
FNB BANKING COMPANY                            5/31/2002 Completed     Cash                     In-market expansion
FNB CORP.                                       8/1/2002 Completed     Cash,Common Stock        Entry into new market
FNB CORPORATION                               12/31/2001 Completed     Cash,Common Stock        In-market expansion
FARMERS AND MERCHANTS BANCSHARES, INC.               N/A Pending       Cash                     In-market expansion
FIDELITY BANCORP, INC.                         2/22/2002 Completed     Cash,Common Stock        Entry into new market
FIDELITY COMPANY                                     N/A Pending       Cash                     Entry into new market
FINANCIAL CORPORATION OF LOUISIANA                   N/A Pending       Cash,Common Stock        Entry into new market
FIRST BANCORP                                        N/A Pending       Cash,Common Stock        Entry into new market
FIRST BANKS, INC.                                    N/A Pending       Common Stock             In-market expansion
FIRST CAPITAL, INC.                                  N/A Pending       Cash,Common Stock        In-market expansion
FIRST CITIZENS BANC CORP.                       4/1/2002 Completed     Common Stock             Entry into new market
FIRST CITIZENS BANCORPORATION OF SC            10/1/2002 Completed     Cash,Debt                Entry into new market
FIRST CITIZENS BANCORPORATION OF SC                  N/A Pending       N/A                      Entry into new market
FIRST CITIZENS BANCSHARES                      5/31/2002 Completed     Cash,Debt                Entry into new market
FIRST COMMUNITY BANCORP                        1/31/2002 Completed     Cash                     In-market expansion
FIRST COMMUNITY BANCORP                              N/A Pending       Cash                     In-market expansion
FIRST COMMUNITY BANCORP                        8/23/2002 Completed     Cash,Common Stock        In-market expansion
FIRST COMMUNITY BANCORP                        8/22/2002 Completed     Cash,Common Stock        In-market expansion
FIRST COMMUNITY BANCORP                         3/7/2002 Completed     Common Stock             In-market expansion

                                                                                DA:Total    DA:          DA:Price    DA:Price
                                            Accounting    Merger of  Hostile/   Price       Price to     to Tang     to LTM Net
                                            Type          Equals?    Unsolic?         $0    Equity(x)    Equity(x)   Income(x)
CAPITAL BANK CORPORATION                    Purchase      No         No             51,680        1.11       1.11         58.47
CAPITAL BANK CORPORATION                    Purchase      No         No             20,710        1.36       1.36           N/A
CENTERSTATE BANKS OF FLORIDA, INC.          Purchase      No         No             13,903        1.52       1.52           N/A
CENTRAL BANCSHARES, INC.                    Purchase      No         No             23,500        1.76       1.76         13.91
CHARTER BANKING CORP.                       Purchase      No         No              8,150        1.78       1.78         37.39
CHARTER FINANCIAL CORPORATION               Purchase      No         No              8,446        1.64       1.64         20.96
CITIZENS BANCSHARES CORPORATION             Purchase      No         No              9,500        1.09       1.09          14.3
CITIZENS HOLDING COMPANY                    Purchase      No         No             12,761        1.51       1.51         65.44
CITIZENS SOUTH BANKING CORPORATION          Purchase      No         No             37,935        1.36       1.36         31.14
COASTAL COMMUNITY INVESTMENTS INC.          Purchase      No         No             12,000         2.3        2.3         21.66
COLONY BANKCORP, INC.                       Purchase      No         No              7,073        1.03       1.03         22.39
COMMUNITY BANKSHARES, INC.                  Purchase      No         No             15,950        1.86       1.93         15.79
COMMUNITY TRUST BANCORP, INC.               Purchase      No         No             20,000        1.18       1.18         27.74
EUROBANK                                    Purchase      No         No                N/A         N/A        N/A           N/A
EXTRACO CORPORATION                         Purchase      No         No                N/A         N/A        N/A           N/A
F.N.B. CORPORATION                          Purchase      No         No             80,000        3.16       3.16         17.74
F.N.B.C. OF LA GRANGE, INC.                 Purchase      No         No              2,500        1.16       1.16           N/A
FBOP CORPORATION                            Purchase      No         No             14,697        2.49       2.49         10.25
FNB BANKING COMPANY                         Purchase      No         No              9,837        1.58       1.58         67.84
FNB CORP.                                   Purchase      No         No             21,797        1.99       1.99         29.11
FNB CORPORATION                             Purchase      No         No             43,051        2.13       2.13         16.33
FARMERS AND MERCHANTS BANCSHARES, INC.      Purchase      No         No                N/A         N/A        N/A           N/A
FIDELITY BANCORP, INC.                      Purchase      No         No              3,413        1.11       1.11         23.35
FIDELITY COMPANY                            Purchase      No         No              6,206        2.45       2.45         12.31
FINANCIAL CORPORATION OF LOUISIANA          Purchase      No         No             13,437        1.11       1.11         10.64
FIRST BANCORP                               Purchase      No         No             17,700        2.09       2.33         15.26
FIRST BANKS, INC.                           Purchase      No         No             17,900           1       1.28         85.24
FIRST CAPITAL, INC.                         Purchase      No         No             11,301        1.59       1.59         24.04
FIRST CITIZENS BANC CORP.                   Purchase      No         No             23,273         1.9       2.68         16.84
FIRST CITIZENS BANCORPORATION OF SC         Purchase      No         No              7,204        1.63       1.63          30.4
FIRST CITIZENS BANCORPORATION OF SC         Purchase      No         No                N/A         N/A        N/A           N/A
FIRST CITIZENS BANCSHARES                   Purchase      No         No             19,000        1.94       1.94          12.4
FIRST COMMUNITY BANCORP                     Purchase      No         No             36,633        1.84       1.85         17.02
FIRST COMMUNITY BANCORP                     Purchase      No         No             11,697        1.92       1.92         79.49
FIRST COMMUNITY BANCORP                     Purchase      No         No             19,109        1.55       1.55          15.5
FIRST COMMUNITY BANCORP                     Purchase      No         No             18,358        1.57       1.57         14.36
FIRST COMMUNITY BANCORP                     Purchase      No         No             21,084        1.79        1.8         11.93

                                            DA:Price    DA:Price      DA:Premium    Target Tot     Target Tang    Target LTM
                                            to Total    to Total      to Core       Equity Cap     Equity Cap     Net Income
                                            Assets(%)   Dep(%)        Dep(%)                $0              $0            $0
CAPITAL BANK CORPORATION                       23.44      31.67            3.97        44,374         44,374            846
CAPITAL BANK CORPORATION                       12.29      14.63             6.4        14,850         14,850            N/A
CENTERSTATE BANKS OF FLORIDA, INC.             21.06       25.1           10.51         8,924          8,924           -359
CENTRAL BANCSHARES, INC.                       16.31      19.45            9.41        13,351         13,351          1,690
CHARTER BANKING CORP.                          14.06      15.38            7.62         4,229          4,229            218
CHARTER FINANCIAL CORPORATION                  10.83       12.8            7.33         5,078          5,078            403
CITIZENS BANCSHARES CORPORATION                  8.3      11.42            1.84         9,403          9,403            629
CITIZENS HOLDING COMPANY                        18.3      22.79            8.32         8,479          8,479            195
CITIZENS SOUTH BANKING CORPORATION             16.97      21.41             6.9        26,843         26,843          1,173
COASTAL COMMUNITY INVESTMENTS INC.             18.58      21.42           15.35         5,207          5,207            554
COLONY BANKCORP, INC.                          10.53      12.31            0.34         6,123          6,123            305
COMMUNITY BANKSHARES, INC.                     20.81      24.57           13.53         8,586          8,264          1,010
COMMUNITY TRUST BANCORP, INC.                  14.34      16.41            2.82        17,018         17,018            721
EUROBANK                                         N/A        N/A             N/A         3,479          3,479         -1,688
EXTRACO CORPORATION                              N/A        N/A             N/A         6,538          6,538          1,226
F.N.B. CORPORATION                             33.21       41.2           33.24        25,345         25,345          4,509
F.N.B.C. OF LA GRANGE, INC.                      6.2       6.63               1         2,154          2,154           -878
FBOP CORPORATION                               12.65      15.53           16.56         9,800          9,800          1,434
FNB BANKING COMPANY                            17.63      20.47           10.19         6,240          6,240            145
FNB CORP.                                      17.23      20.61           13.21         9,801          9,801            687
FNB CORPORATION                                17.69      20.39           12.74        19,822         19,822          2,590
FARMERS AND MERCHANTS BANCSHARES, INC.           N/A        N/A             N/A         5,318          5,318            579
FIDELITY BANCORP, INC.                         12.04      17.94            1.86         2,914          2,914            142
FIDELITY COMPANY                               18.05      21.09           15.27         2,521          2,521            504
FINANCIAL CORPORATION OF LOUISIANA             10.28      11.35            1.35        10,971         10,971          1,263
FIRST BANCORP                                  25.13      29.85           20.94         7,984          7,153          1,094
FIRST BANKS, INC.                              15.84      19.18            4.66        17,084         13,198            210
FIRST CAPITAL, INC.                            12.99      14.22               7         7,109          7,109            470
FIRST CITIZENS BANC CORP.                      16.43      18.53            13.8        14,348         10,863          1,364
FIRST CITIZENS BANCORPORATION OF SC            16.38      18.26            8.07         4,286          4,286            237
FIRST CITIZENS BANCORPORATION OF SC              N/A        N/A             N/A        35,061         35,061          3,354
FIRST CITIZENS BANCSHARES                      16.54         19           11.82         9,799          9,799          1,532
FIRST COMMUNITY BANCORP                        14.68      16.02             9.5        18,553         18,455          2,011
FIRST COMMUNITY BANCORP                        13.08       14.1            8.63         5,905          5,905            143
FIRST COMMUNITY BANCORP                        16.92      19.47            7.77        11,932         11,932          1,193
FIRST COMMUNITY BANCORP                        16.48      18.91            8.52        11,534         11,534          1,260
FIRST COMMUNITY BANCORP                        13.23      14.41            7.26        10,419         10,321          1,560

                                              Target Tot  Target Tot   Target Tot
                                              Assets      Deposits     Core Dep
                                                     $0           $0          $0
CAPITAL BANK CORPORATION                        211,031     156,164     128,222
CAPITAL BANK CORPORATION                        164,361     138,074      83,639
CENTERSTATE BANKS OF FLORIDA, INC.               64,237      53,905      43,825
CENTRAL BANCSHARES, INC.                        144,052     120,832     107,834
CHARTER BANKING CORP.                            57,975      52,980      46,740
CHARTER FINANCIAL CORPORATION                    76,326      63,895      45,086
CITIZENS BANCSHARES CORPORATION                 108,177      78,721      38,385
CITIZENS HOLDING COMPANY                         69,738      56,002      51,439
CITIZENS SOUTH BANKING CORPORATION              215,223     170,617     140,323
COASTAL COMMUNITY INVESTMENTS INC.               64,581      56,010      44,260
COLONY BANKCORP, INC.                            64,696      55,468      49,068
COMMUNITY BANKSHARES, INC.                       76,629      64,904      56,808
COMMUNITY TRUST BANCORP, INC.                   139,505     121,878     105,703
EUROBANK                                         89,475      84,675      66,370
EXTRACO CORPORATION                              55,288      48,635      45,928
F.N.B. CORPORATION                              240,884     194,169     164,423
F.N.B.C. OF LA GRANGE, INC.                      40,349      37,700      34,475
FBOP CORPORATION                                116,177      94,636      53,110
FNB BANKING COMPANY                              55,804      48,045      35,294
FNB CORP.                                       116,033      97,005      75,369
FNB CORPORATION                                 239,079     207,424     176,449
FARMERS AND MERCHANTS BANCSHARES, INC.           56,706      49,235      47,474
FIDELITY BANCORP, INC.                           27,537      18,477      16,951
FIDELITY COMPANY                                 34,387      29,428      24,081
FINANCIAL CORPORATION OF LOUISIANA              130,694     118,402     100,496
FIRST BANCORP                                    66,406      55,904      45,542
FIRST BANKS, INC.                               113,040      93,340      83,396
FIRST CAPITAL, INC.                              86,982      79,474      59,886
FIRST CITIZENS BANC CORP.                       139,793     123,962     104,233
FIRST CITIZENS BANCORPORATION OF SC              43,972      39,462      34,639
FIRST CITIZENS BANCORPORATION OF SC             244,933     205,224     169,503
FIRST CITIZENS BANCSHARES                       114,890     100,006      77,838
FIRST COMMUNITY BANCORP                         233,131     213,635     165,931
FIRST COMMUNITY BANCORP                          86,885      80,629      63,272
FIRST COMMUNITY BANCORP                         109,304      95,008      84,413
FIRST COMMUNITY BANCORP                         109,836      95,736      77,058
FIRST COMMUNITY BANCORP                         140,614     129,133     114,200

FIRST COMMUNITY BANCSHARES, INC.                                ACQUIRING    MONROE FINANCIAL, INC.
FIRST COMMUNITY CAPITAL CORP.                                   ACQUIRING    EXPRESS BANK
FIRST COMMUNITY FINANCIAL GROUP                                 ACQUIRING    HARBOR BANK, N.A.
FIRST DELTA BANKSHARES, INC.                                    ACQUIRING    BANK OF TRUMANN
FIRST FEDERAL BANCSHARES, INC.                                  ACQUIRING    PFSB BANCORP, INC.
FIRST FINANCIAL CORPORATION                                     ACQUIRING    OMEGA CITY HOLDING COMPANY
FIRST INDEPENDENT BANCORP                                       ACQUIRING    FIRST TUTTLE BANCORP, INC.
FIRST INDIANA CORPORATION                                       ACQUIRING    METROBANCORP
FIRST INTERSTATE BANCSYSTEM, INC.                               ACQUIRING    SILVER RUN BANCORPORATION
FIRST LIBERTY BANCORP, INC.                                     ACQUIRING    ENTERPRISE BANCORP
FIRST OKMULGEE CORPORATION                                      ACQUIRING    FIRST NATIONAL OF HENRYETTA
FIRST SECURITY GROUP, INC.                                      ACQUIRING    FIRST STATE BANK
FIRST SLEEPY EYE BANCORPORATION, INC.                           ACQUIRING    STEARNS BANK CANBY, N.A.
FIRST STAUNTON BANCSHARES, INC.                                 ACQUIRING    HAMEL BANCORP, INC.
FIRST WESTERN BANCORP, INC.                                     ACQUIRING    MARQUETTE BANK NEBRASKA, N.A.
FIRSTFED FINANCIAL CORP.                                        ACQUIRING    FRONTIER STATE BANK
FIRSTFED FINANCIAL CORP.                                        ACQUIRING    DEL AMO SAVINGS BANK, FSB
FOLKSTON INVESTORS, LLC                                         ACQUIRING    FIRST NATIONAL CORPORATION
FRANDSEN FINANCIAL CORPORATION                                  ACQUIRING    F&M BANK-MINNESOTA
FRANDSEN FINANCIAL CORPORATION                                  ACQUIRING    COMMUNITY NATIONAL CORP.
GB&T BANCSHARES, INC.                                           ACQUIRING    HOMETOWN BANK OF VILLA RICA
GBC BANCORP                                                     ACQUIRING    LIBERTY BANK & TRUST CO.
GN BANKSHARES, INC.                                             ACQUIRING    FINANCIAL BANCSHARES, INC.
GREAT RIVER FINANCIAL GROUP, INC.                               ACQUIRING    SOUTHEAST SECURITY BANK
GRUPO CAIXA GERAL DE DEPOSITOS                                  ACQUIRING    CROWN BANK, NA
GWINNETT COMMERCIAL GROUP                                       ACQUIRING    EMBRY BANKSHARES, INC.
HAZLEHURST INVESTORS, INC.                                      ACQUIRING    BANK OF HAZLEHURST
HORIZONS BANCORP, INC.                                          ACQUIRING    AMERICAN NATIONAL BANCSHARES
ITLA CAPITAL CORPORATION                                        ACQUIRING    ASAHI BANK OF CALIFORNIA
ILLINI CORPORATION                                              ACQUIRING    ILLINOIS COMMUNITY BANCORP, INC.
INVESTOR GROUP                                                  ACQUIRING    FARMERS BANK
INVESTOR GROUP                                                  ACQUIRING    FIRST BANCORP OF OKLAHOMA, INC.
INVESTOR GROUP                                                  ACQUIRING    NORTH STAR HOLDING COMPANY
JOHNSON INTERNATIONAL, INC.                                     ACQUIRING    CAPITAL BANCSHARES, INC.
KEARNY FINANCIAL CORP.                                          ACQUIRING    PULASKI BANCORP, INC.
KERNDT BANK SERVICES, INC.                                      ACQUIRING    WESTMONT CORPORATION
LANDMARK BANCORP                                                ACQUIRING    GREATER PACIFIC BANCSHARES

                                               Buyer                                            Buyer                  Buyer
                                               Name                                             City                   State
FIRST COMMUNITY BANCSHARES, INC.               First Community Bancshares, Inc.                 Bluefield              VA
FIRST COMMUNITY CAPITAL CORP.                  First Community Capital Corp.                    Houston                TX
FIRST COMMUNITY FINANCIAL GROUP                First Community Financial Group                  Lacey                  WA
FIRST DELTA BANKSHARES, INC.                   First Delta Bankshares, Inc.                     Blytheville            AR
FIRST FEDERAL BANCSHARES, INC.                 First Federal Bancshares, Inc.                   Colchester             IL
FIRST FINANCIAL CORPORATION                    First Financial Corporation                      Arthur                 ND
FIRST INDEPENDENT BANCORP                      First Independent Bancorp                        Chickasha              OK
FIRST INDIANA CORPORATION                      First Indiana Corporation                        Indianapolis           IN
FIRST INTERSTATE BANCSYSTEM, INC.              First Interstate BancSystem, Inc.                Billings               MT
FIRST LIBERTY BANCORP, INC.                    First Liberty Bancorp, Inc.                      Washington             DC
FIRST OKMULGEE CORPORATION                     First Okmulgee Corporation                       Okmulgee               OK
FIRST SECURITY GROUP, INC.                     First Security Group, Inc.                       Chattanooga            TN
FIRST SLEEPY EYE BANCORPORATION, INC.          First Sleepy Eye Bancorporation, Inc.            Sioux Falls            SD
FIRST STAUNTON BANCSHARES, INC.                First Staunton Bancshares, Inc.                  Staunton               IL
FIRST WESTERN BANCORP, INC.                    First Western Bancorp, Inc.                      Huron                  SD
FIRSTFED FINANCIAL CORP.                       FirstFed Financial Corp.                         Santa Monica           CA
FIRSTFED FINANCIAL CORP.                       FirstFed Financial Corp.                         Santa Monica           CA
FOLKSTON INVESTORS, LLC                        Folkston Investors, LLC                          Savannah               GA
FRANDSEN FINANCIAL CORPORATION                 Frandsen Financial Corporation                   Forest Lake            MN
FRANDSEN FINANCIAL CORPORATION                 Frandsen Financial Corporation                   Forest Lake            MN
GB&T BANCSHARES, INC.                          GB&T Bancshares, Inc.                            Gainesville            GA
GBC BANCORP                                    GBC Bancorp                                      Los Angeles            CA
GN BANKSHARES, INC.                            GN Bankshares, Inc.                              Girard                 KS
GREAT RIVER FINANCIAL GROUP, INC.              Great River Financial Group, Inc.                Burlington             IA
GRUPO CAIXA GERAL DE DEPOSITOS                 Grupo Caixa Geral de Depositos                   Lisbon                 N/A
GWINNETT COMMERCIAL GROUP                      Gwinnett Commercial Group                        Lawrenceville          GA
HAZLEHURST INVESTORS, INC.                     Hazlehurst Investors, Inc.                       Hazlehurst             GA
HORIZONS BANCORP, INC.                         Horizons Bancorp, Inc.                           Monroe                 LA
ITLA CAPITAL CORPORATION                       ITLA Capital Corporation                         La Jolla               CA
ILLINI CORPORATION                             Illini Corporation                               Springfield            IL
INVESTOR GROUP                                 Investor Group                                   N/A                    CO
INVESTOR GROUP                                 Investor Group                                   Oklahoma City          OK
INVESTOR GROUP                                 Investor Group                                   N/A                    ND
JOHNSON INTERNATIONAL, INC.                    Johnson International, Inc.                      Racine                 WI
KEARNY FINANCIAL CORP.                         Kearny Financial Corp.                           Kearny                 NJ
KERNDT BANK SERVICES, INC.                     Kerndt Bank Services, Inc.                       Lansing                IA
LANDMARK BANCORP                               Landmark Bancorp                                 Anaheim                CA

                                               Target                             Target               Target  Announce
                                               Name                               City                 State   Date
FIRST COMMUNITY BANCSHARES, INC.               Monroe Financial, Inc.             Greenville           WV          5/22/2002
FIRST COMMUNITY CAPITAL CORP.                  Express Bank                       Alvin                TX          1/10/2002
FIRST COMMUNITY FINANCIAL GROUP                Harbor Bank, N.A.                  Gig Harbor           WA           8/5/2002
FIRST DELTA BANKSHARES, INC.                   Bank of Trumann                    Trumann              AR          4/12/2002
FIRST FEDERAL BANCSHARES, INC.                 PFSB Bancorp, Inc.                 Palmyra              MO           6/4/2002
FIRST FINANCIAL CORPORATION                    Omega City Holding Company         La Moure             ND          2/19/2002
FIRST INDEPENDENT BANCORP                      First Tuttle Bancorp, Inc.         Tuttle               OK          9/27/2002
FIRST INDIANA CORPORATION                      MetroBanCorp                       Indianapolis         IN           9/4/2002
FIRST INTERSTATE BANCSYSTEM, INC.              Silver Run Bancorporation          Red Lodge            MT          8/27/2002
FIRST LIBERTY BANCORP, INC.                    Enterprise Bancorp                 Largo                MD          6/28/2002
FIRST OKMULGEE CORPORATION                     First National of Henryetta        Henryetta            OK          10/1/2002
FIRST SECURITY GROUP, INC.                     First State Bank                   Maynardville         TN          3/14/2002
FIRST SLEEPY EYE BANCORPORATION, INC.          Stearns Bank Canby, N.A.           Canby                MN           7/1/2002
FIRST STAUNTON BANCSHARES, INC.                Hamel Bancorp, Inc.                Hamel                IL          2/14/2002
FIRST WESTERN BANCORP, INC.                    Marquette Bank Nebraska, N.A.      O'Neil               NE           7/1/2001
FIRSTFED FINANCIAL CORP.                       Frontier State Bank                Redondo Beach        CA          8/16/2001
FIRSTFED FINANCIAL CORP.                       Del Amo Savings Bank, FSB          Torrance             CA          8/16/2001
FOLKSTON INVESTORS, LLC                        First National Corporation         Folkston             GA          1/17/2002
FRANDSEN FINANCIAL CORPORATION                 F&M Bank-Minnesota                 Dundas               MN          7/23/2001
FRANDSEN FINANCIAL CORPORATION                 Community National Corp.           Grand Forks          ND           1/5/2002
GB&T BANCSHARES, INC.                          HomeTown Bank of Villa Rica        Villa Rica           GA          1/31/2002
GBC BANCORP                                    Liberty Bank & Trust Co.           Boston               MA         10/11/2001
GN BANKSHARES, INC.                            Financial Bancshares, Inc.         Holton               KS         11/26/2001
GREAT RIVER FINANCIAL GROUP, INC.              Southeast Security Bank            Mediapolis           IA          8/13/2001
GRUPO CAIXA GERAL DE DEPOSITOS                 Crown Bank, NA                     Ocean City           NJ          10/4/2001
GWINNETT COMMERCIAL GROUP                      Embry Bankshares, Inc.             Duluth               GA          5/18/2002
HAZLEHURST INVESTORS, INC.                     Bank of Hazlehurst                 Hazlehurst           GA           7/9/2002
HORIZONS BANCORP, INC.                         American National Bancshares       Ruston               LA          2/21/2002
ITLA CAPITAL CORPORATION                       Asahi Bank of California           Los Angeles          CA          11/2/2001
ILLINI CORPORATION                             Illinois Community Bancorp, Inc.   Effingham            IL         11/21/2001
INVESTOR GROUP                                 Farmers Bank                       Ault                 CO          7/13/2001
INVESTOR GROUP                                 First Bancorp of Oklahoma, Inc.    Tonkawa              OK          6/11/2002
INVESTOR GROUP                                 North Star Holding Company         Jamestown            ND          6/10/2002
JOHNSON INTERNATIONAL, INC.                    Capital Bancshares, Inc.           Green Bay            WI          7/16/2002
KEARNY FINANCIAL CORP.                         Pulaski Bancorp, Inc.              Springfield          NJ          1/10/2002
KERNDT BANK SERVICES, INC.                     Westmont Corporation               West Union           IA           7/5/2001
LANDMARK BANCORP                               Greater Pacific Bancshares         Whittier             CA          1/25/2002

                                               Completion   Trans         Consider                 Reason
                                               Date         Status        Type                     for Trans
FIRST COMMUNITY BANCSHARES, INC.                        N/A Pending       Cash                     Entry into new market
FIRST COMMUNITY CAPITAL CORP.                     5/10/2002 Completed     Cash                     In-market expansion
FIRST COMMUNITY FINANCIAL GROUP                   10/1/2002 Completed     Cash                     In-market expansion
FIRST DELTA BANKSHARES, INC.                      8/30/2002 Completed     Cash                     Entry into new market
FIRST FEDERAL BANCSHARES, INC.                          N/A Pending       Cash,Common Stock        Entry into new market
FIRST FINANCIAL CORPORATION                             N/A Pending       Cash                     Entry into new market
FIRST INDEPENDENT BANCORP                               N/A Pending       N/A                      Entry into new market
FIRST INDIANA CORPORATION                               N/A Pending       Cash                     In-market expansion
FIRST INTERSTATE BANCSYSTEM, INC.                       N/A Pending       N/A                      Entry into new market
FIRST LIBERTY BANCORP, INC.                             N/A Pending       N/A                      Entry into new market
FIRST OKMULGEE CORPORATION                              N/A Pending       N/A                      Entry into new market
FIRST SECURITY GROUP, INC.                        7/20/2002 Completed     Cash                     Entry into new market
FIRST SLEEPY EYE BANCORPORATION, INC.                   N/A Pending       Cash                     Entry into new market
FIRST STAUNTON BANCSHARES, INC.                   5/15/2002 Completed     Cash                     Entry into new market
FIRST WESTERN BANCORP, INC.                        3/1/2002 Completed     Cash                     In-market expansion
FIRSTFED FINANCIAL CORP.                         11/30/2001 Completed     Cash                     In-market expansion
FIRSTFED FINANCIAL CORP.                         11/30/2001 Completed     Cash                     In-market expansion
FOLKSTON INVESTORS, LLC                                 N/A Pending       Cash                     Alternative to starting new bank
FRANDSEN FINANCIAL CORPORATION                   11/30/2001 Completed     Cash                     Entry into new market
FRANDSEN FINANCIAL CORPORATION                     4/4/2002 Completed     Cash                     In-market expansion
GB&T BANCSHARES, INC.                                   N/A Pending       Cash,Common Stock        In-market expansion
GBC BANCORP                                       2/28/2002 Completed     Cash                     Entry into new market
GN BANKSHARES, INC.                                2/1/2002 Completed     N/A                      Entry into new market
GREAT RIVER FINANCIAL GROUP, INC.                11/15/2001 Completed     Cash,Common Stock        Entry into new market
GRUPO CAIXA GERAL DE DEPOSITOS                          N/A Pending       Cash                     Entry into new market
GWINNETT COMMERCIAL GROUP                               N/A Pending       N/A                      In-market expansion
HAZLEHURST INVESTORS, INC.                              N/A Pending       Cash                     Alternative to starting new bank
HORIZONS BANCORP, INC.                                  N/A Pending       Cash,Common Stock        Entry into new market
ITLA CAPITAL CORPORATION                          1/31/2002 Completed     Cash                     In-market expansion
ILLINI CORPORATION                                      N/A Pending       Common Stock             Entry into new market
INVESTOR GROUP                                   12/28/2001 Completed     N/A                      Alternative to starting new bank
INVESTOR GROUP                                          N/A Pending       Cash                     Alternative to starting new bank
INVESTOR GROUP                                          N/A Pending       Cash                     Entry into new market
JOHNSON INTERNATIONAL, INC.                             N/A Pending       Cash                     Entry into new market
KEARNY FINANCIAL CORP.                                  N/A Pending       Cash                     In-market expansion
KERNDT BANK SERVICES, INC.                        10/4/2001 Completed     Cash                     Entry into new market
LANDMARK BANCORP                                        N/A Pending       Cash                     Alternative to starting new bank

                                                                             DA:Total    DA:          DA:Price    DA:Price
                                         Accounting    Merger of  Hostile/   Price       Price to     to Tang     to LTM Net
                                         Type          Equals?    Unsolic?          $0   Equity(x)    Equity(x)   Income(x)
FIRST COMMUNITY BANCSHARES, INC.         Purchase      No         No              2,000        1.36       1.36           N/A
FIRST COMMUNITY CAPITAL CORP.            Purchase      No         No             15,000        2.23       2.23          9.24
FIRST COMMUNITY FINANCIAL GROUP          Purchase      No         No              6,922        2.08       2.08           N/A
FIRST DELTA BANKSHARES, INC.             Purchase      No         No             14,280         1.3        1.3          20.4
FIRST FEDERAL BANCSHARES, INC.           Purchase      No         No              9,229        0.97       0.97         29.08
FIRST FINANCIAL CORPORATION              Purchase      No         No              8,723        1.69       1.69         11.04
FIRST INDEPENDENT BANCORP                Purchase      No         No                N/A         N/A        N/A           N/A
FIRST INDIANA CORPORATION                Purchase      No         No             40,703        2.34       2.34         23.57
FIRST INTERSTATE BANCSYSTEM, INC.        Purchase      No         No                N/A         N/A        N/A           N/A
FIRST LIBERTY BANCORP, INC.              Purchase      No         No                N/A         N/A        N/A           N/A
FIRST OKMULGEE CORPORATION               Purchase      No         No                N/A         N/A        N/A           N/A
FIRST SECURITY GROUP, INC.               Purchase      No         No              8,100        1.41       1.41          24.7
FIRST SLEEPY EYE BANCORPORATION, INC.    Purchase      No         No              4,126         1.5        1.5           N/A
FIRST STAUNTON BANCSHARES, INC.          Purchase      No         No              7,473         1.7        1.7         14.51
FIRST WESTERN BANCORP, INC.              Purchase      No         No              6,577        1.51       1.51         13.21
FIRSTFED FINANCIAL CORP.                 Purchase      No         No             10,134         1.3        1.3           N/A
FIRSTFED FINANCIAL CORP.                 Purchase      No         No             12,498         1.3        1.3           N/A
FOLKSTON INVESTORS, LLC                  Purchase      No         No              3,416        1.58       1.58         29.45
FRANDSEN FINANCIAL CORPORATION           Purchase      No         No              3,750        1.29       1.47         13.11
FRANDSEN FINANCIAL CORPORATION           Purchase      No         No             21,590        1.55       1.55         18.14
GB&T BANCSHARES, INC.                    Purchase      No         No             13,531        1.74       1.74         31.32
GBC BANCORP                              Purchase      No         No             11,445         1.8        1.8         13.58
GN BANKSHARES, INC.                      Purchase      No         No                N/A         N/A        N/A           N/A
GREAT RIVER FINANCIAL GROUP, INC.        Purchase      No         No              2,938        1.26       1.26         31.25
GRUPO CAIXA GERAL DE DEPOSITOS           Purchase      No         No             17,916         1.5        1.5         20.22
GWINNETT COMMERCIAL GROUP                Purchase      No         No                N/A         N/A        N/A           N/A
HAZLEHURST INVESTORS, INC.               Purchase      No         No             11,500        2.34       2.34          7.71
HORIZONS BANCORP, INC.                   Purchase      No         No              8,500        1.35       1.35         40.48
ITLA CAPITAL CORPORATION                 Purchase      No         No             14,900         1.2        1.2         26.65
ILLINI CORPORATION                       Purchase      No         No              2,313        0.62       0.58           N/A
INVESTOR GROUP                           Purchase      No         No                N/A         N/A        N/A           N/A
INVESTOR GROUP                           Purchase      No         No              5,096        1.23       1.23           N/A
INVESTOR GROUP                           Purchase      No         No             16,494        1.55       1.55         11.27
JOHNSON INTERNATIONAL, INC.              Purchase      No         No                N/A         N/A        N/A           N/A
KEARNY FINANCIAL CORP.                   Purchase      No         No             64,276        2.49       2.49         62.94
KERNDT BANK SERVICES, INC.               Purchase      No         No              3,262        1.35       1.35          8.43
LANDMARK BANCORP                         Purchase      No         No              7,750        2.47       2.47         52.96

                                         DA:Price    DA:Price      DA:Premium    Target Tot     Target Tang    Target LTM
                                         to Total    to Total      to Core       Equity Cap     Equity Cap     Net Income
                                         Assets(%)   Dep(%)        Dep(%)                $0              $0            $0
FIRST COMMUNITY BANCSHARES, INC.             6.27       6.59            1.87        1,470           1,470          -507
FIRST COMMUNITY CAPITAL CORP.                17.9      19.63           12.15        6,738           6,738         1,623
FIRST COMMUNITY FINANCIAL GROUP              8.61          9            5.28        3,326           3,326          -919
FIRST DELTA BANKSHARES, INC.                17.13      21.22            5.77       10,999          10,999           700
FIRST FEDERAL BANCSHARES, INC.              12.21      13.95           -0.49        8,374           8,374           302
FIRST FINANCIAL CORPORATION                 11.86       16.1            8.14        6,035           6,035           790
FIRST INDEPENDENT BANCORP                     N/A        N/A             N/A        4,770           4,770           608
FIRST INDIANA CORPORATION                   20.63      26.44           17.38       15,342          15,342         1,521
FIRST INTERSTATE BANCSYSTEM, INC.             N/A        N/A             N/A        4,049           4,049           727
FIRST LIBERTY BANCORP, INC.                   N/A        N/A             N/A        2,355           1,666          -331
FIRST OKMULGEE CORPORATION                    N/A        N/A             N/A        5,257           5,257           567
FIRST SECURITY GROUP, INC.                  18.79      21.93            7.23        5,762           5,762           328
FIRST SLEEPY EYE BANCORPORATION, INC.       10.98      14.98            6.88        8,146           8,146         1,313
FIRST STAUNTON BANCSHARES, INC.             13.88      15.42            6.61        4,589           4,589           515
FIRST WESTERN BANCORP, INC.                  14.4      16.39            5.94        4,360           4,360           498
FIRSTFED FINANCIAL CORP.                    13.96      15.84            5.14        7,796           7,796        -7,596
FIRSTFED FINANCIAL CORP.                     9.78      10.68            3.27        9,614           9,614        -4,309
FOLKSTON INVESTORS, LLC                     19.24      22.19           12.83        3,603           3,603           145
FRANDSEN FINANCIAL CORPORATION               14.3      16.15            5.85        2,909           2,558           286
FRANDSEN FINANCIAL CORPORATION              18.87      20.94            7.87        9,257           9,257         1,190
GB&T BANCSHARES, INC.                       13.45      15.45            7.98        7,467           7,467           414
GBC BANCORP                                 30.62      37.42              21        6,361           6,361           843
GN BANKSHARES, INC.                           N/A        N/A             N/A        7,560           7,519           994
GREAT RIVER FINANCIAL GROUP, INC.             9.5      12.81            3.03        2,329           2,329            94
GRUPO CAIXA GERAL DE DEPOSITOS              16.91       19.2            8.79       11,944          11,944           886
GWINNETT COMMERCIAL GROUP                     N/A        N/A             N/A        8,917           8,917           -41
HAZLEHURST INVESTORS, INC.                   18.9      20.84           14.03        4,920           4,920         1,492
HORIZONS BANCORP, INC.                        8.6       9.25            3.15        6,278           6,278           210
ITLA CAPITAL CORPORATION                     29.8       25.8            5.09       22,766          22,766           559
ILLINI CORPORATION                           4.03        5.1           -3.82        4,006           3,959        -1,149
INVESTOR GROUP                                N/A        N/A             N/A        9,991           9,699           552
INVESTOR GROUP                              11.08      12.33            2.63        4,879           4,879           -60
INVESTOR GROUP                              14.42      15.99            6.41       10,658          10,658         1,463
JOHNSON INTERNATIONAL, INC.                   N/A        N/A             N/A        7,836           7,836           853
KEARNY FINANCIAL CORP.                      26.67      31.85           22.34       25,343          25,343         1,004
KERNDT BANK SERVICES, INC.                   7.32       9.49            2.57        4,190           4,190           387
LANDMARK BANCORP                            23.26      25.82           18.26        3,106           3,106           145

                                          Target Tot  Target Tot   Target Tot
                                          Assets      Deposits     Core Dep
                                                 $0           $0          $0
FIRST COMMUNITY BANCSHARES, INC.           31,887       30,348      28,417
FIRST COMMUNITY CAPITAL CORP.              83,807       76,428      67,983
FIRST COMMUNITY FINANCIAL GROUP            80,392       76,873      68,160
FIRST DELTA BANKSHARES, INC.               83,355       67,293      56,912
FIRST FEDERAL BANCSHARES, INC.             71,906       62,971      58,622
FIRST FINANCIAL CORPORATION                73,557       54,176      43,805
FIRST INDEPENDENT BANCORP                  52,491       46,870      41,815
FIRST INDIANA CORPORATION                 173,753      135,576     118,004
FIRST INTERSTATE BANCSYSTEM, INC.          43,112       33,647      27,280
FIRST LIBERTY BANCORP, INC.                44,886       42,393      35,260
FIRST OKMULGEE CORPORATION                 49,610       43,989      36,119
FIRST SECURITY GROUP, INC.                 43,114       36,939      32,345
FIRST SLEEPY EYE BANCORPORATION, INC.      67,649       50,551      40,591
FIRST STAUNTON BANCSHARES, INC.            53,828       48,463      46,549
FIRST WESTERN BANCORP, INC.                45,685       40,136      37,343
FIRSTFED FINANCIAL CORP.                   72,600       63,980      45,517
FIRSTFED FINANCIAL CORP.                  127,741      116,990      88,238
FOLKSTON INVESTORS, LLC                    28,896       25,090      15,160
FRANDSEN FINANCIAL CORPORATION             26,228       23,215      20,359
FRANDSEN FINANCIAL CORPORATION            114,415      103,083      97,250
GB&T BANCSHARES, INC.                      96,442       83,955      68,913
GBC BANCORP                                37,377       30,586      24,214
GN BANKSHARES, INC.                        93,631       82,762      75,079
GREAT RIVER FINANCIAL GROUP, INC.          30,913       22,938      20,101
GRUPO CAIXA GERAL DE DEPOSITOS            105,941       93,305      67,967
GWINNETT COMMERCIAL GROUP                 109,331       99,591      93,932
HAZLEHURST INVESTORS, INC.                 60,855       55,179      46,906
HORIZONS BANCORP, INC.                     98,891       91,881      69,516
ITLA CAPITAL CORPORATION                   80,966       57,749      48,793
ILLINI CORPORATION                         57,455       45,390      43,069
INVESTOR GROUP                             46,527       36,425      30,773
INVESTOR GROUP                             54,165       48,668      42,788
INVESTOR GROUP                            114,400      103,152      90,977
JOHNSON INTERNATIONAL, INC.                74,428       58,681      44,927
KEARNY FINANCIAL CORP.                    236,989      198,443     169,405
KERNDT BANK SERVICES, INC.                 44,551       34,361      32,965
LANDMARK BANCORP                           33,014       29,740      25,039

LAREDO NATIONAL BANCSHARES                                      ACQUIRING    DEL RIO NATIONAL BANCSHARES
LAUREL CAPITAL GROUP, INC.                                      ACQUIRING    SFSB HOLDING COMPANY
LEGACY BANK                                                     ACQUIRING    NORTHERN STATE BANK
LIBERTY BANCSHARES, INC.                                        ACQUIRING    HANCOCK COUNTY BANK & TRUST
LIMA BANCSHARES, INC.                                           ACQUIRING    WHITE HALL NATIONAL BANK
LINN HOLDING COMPANY                                            ACQUIRING    SOUTH GASCONADE INVESTMENT CORP.
LOCAL FINANCIAL CORPORATION                                     ACQUIRING    CITIZENS FINANCIAL CORP.
MB FINANCIAL INC.                                               ACQUIRING    FIRST LINCOLNWOOD CORP.
MSB CAPITAL CORPORATION                                         ACQUIRING    PENDLETON FEDERAL SAVINGS BANK
MADISON & BRADFORD FEDERAL S&L ASSOC.                           ACQUIRING    BOHEMIAN AMERICAN FEDERAL S&L ASSOC.
MAHASKA INVESTMENT COMPANY                                      ACQUIRING    BELLE PLAINE SERVICE CORP.
MAIN STREET BANKS, INC.                                         ACQUIRING    FIRST NATIONAL BANK OF JOHNS CREEK
MARION COUNTY BANCSHARES, INC.                                  ACQUIRING    TRIANGLE BANCORPORATION
MARSHALL BANCORP INC.                                           ACQUIRING    NORKITT BANCORP, INC.
MCLAUGHLIN BANCSHARES, INC.                                     ACQUIRING    FIRST HALE CENTER, INC.
MERCHANTS & MANUFACTURERS BANCORP                               ACQUIRING    FORTRESS BANCSHARES, INC.
METROCORP, INC.                                                 ACQUIRING    CHADWICK BANCSHARES, INC.
METROPOLITAN BANK GROUP, INC.                                   ACQUIRING    FIRSTCOM BANCORP, INC.
MIDWEST BANC HOLDINGS, INC.                                     ACQUIRING    BIG FOOT FINANCIAL CORP.
MOUNTAINBANK FINANCIAL CORPORATION                              ACQUIRING    FIRST WESTERN BANK
MOUNTAINBANK FINANCIAL CORPORATION                              ACQUIRING    CNB HOLDINGS, INC.
MOUNTAINBANK FINANCIAL CORPORATION                              ACQUIRING    CARDINAL BANKSHARES CORPORATION
NASB FINANCIAL, INC.                                            ACQUIRING    CBES BANCORP, INC
NB&T FINANCIAL GROUP, INC.                                      ACQUIRING    SABINA BANK
NATIONAL BANCSHARES CORPORATION                                 ACQUIRING    PEOPLES FINANCIAL CORPORATION
NATIONAL MERCANTILE BANCORP                                     ACQUIRING    SOUTH BAY BANK N.A.
NODAWAY VALLEY BANCSHARES                                       ACQUIRING    BUCHANAN COUNTY BANCSHARES
NORTHWEST BANCORP, INC.                                         ACQUIRING    PRESTIGE BANCORP, INC
ONEIDA FINANCIAL CORP.                                          ACQUIRING    SBC FINANCIAL CORPORATION
ORITANI SAVINGS BANK                                            ACQUIRING    HAMILTON BANCORP, MHC
OUTSOURCE HOLDINGS, INC.                                        ACQUIRING    FIRST CITIZENS BANK, N.A.
P.C.B. BANCORP, INC.                                            ACQUIRING    GATEWAY AMERICAN BANCSHARES, INC.
PANHANDLE AVIATION, INC.                                        ACQUIRING    FARMERS STATE BANK
PARKVALE FINANCIAL CORP.                                        ACQUIRING    SECOND NATIONAL BANK
PEOPLES BANCORP INC.                                            ACQUIRING    FIRST COLONY BANCSHARES, INC.
PEOPLES COMMUNITY BANCORP                                       ACQUIRING    KENWOOD BANCORP, INC
PINNACLE BANCORP, INC.                                          ACQUIRING    COOK INVESTMENT, INC.

                                            Buyer                                                  Buyer                  Buyer
                                            Name                                                   City                   State
LAREDO NATIONAL BANCSHARES                  Laredo National Bancshares                             Laredo                 TX
LAUREL CAPITAL GROUP, INC.                  Laurel Capital Group, Inc.                             Allison Park           PA
LEGACY BANK                                 Legacy Bank                                            Harrisburg             PA
LIBERTY BANCSHARES, INC.                    Liberty Bancshares, Inc.                               Arnolds Park           IA
LIMA BANCSHARES, INC.                       Lima Bancshares, Inc.                                  Lima                   IL
LINN HOLDING COMPANY                        Linn Holding Company                                   Linn                   MO
LOCAL FINANCIAL CORPORATION                 Local Financial Corporation                            Oklahoma City          OK
MB FINANCIAL INC.                           MB Financial Inc.                                      Chicago                IL
MSB CAPITAL CORPORATION                     MSB Capital Corporation                                Columbus               OH
MADISON & BRADFORD FEDERAL S&L ASSOC.       Madison & Bradford Federal S&L Assoc.                  Forest Hill            MD
MAHASKA INVESTMENT COMPANY                  Mahaska Investment Company                             Oskaloosa              IA
MAIN STREET BANKS, INC.                     Main Street Banks, Inc.                                Kennesaw               GA
MARION COUNTY BANCSHARES, INC.              Marion County Bancshares, Inc.                         Hamilton               AL
MARSHALL BANCORP INC.                       Marshall Bancorp Inc.                                  Minneapolis            MN
MCLAUGHLIN BANCSHARES, INC.                 McLaughlin Bancshares, Inc.                            Ralls                  TX
MERCHANTS & MANUFACTURERS BANCORP           Merchants & Manufacturers Bancorp                      New Berlin             WI
METROCORP, INC.                             Metrocorp, Inc.                                        East Moline            IL
METROPOLITAN BANK GROUP, INC.               Metropolitan Bank Group, Inc                           Chicago                IL
MIDWEST BANC HOLDINGS, INC.                 Midwest Banc Holdings, Inc.                            Melrose Park           IL
MOUNTAINBANK FINANCIAL CORPORATION          MountainBank Financial Corporation                     Hendersonville         NC
MOUNTAINBANK FINANCIAL CORPORATION          MountainBank Financial Corporation                     Hendersonville         NC
MOUNTAINBANK FINANCIAL CORPORATION          MountainBank Financial Corporation                     Hendersonville         NC
NASB FINANCIAL, INC.                        NASB Financial, Inc.                                   Grandview              MO
NB&T FINANCIAL GROUP, INC.                  NB&T Financial Group, Inc.                             Wilmington             OH
NATIONAL BANCSHARES CORPORATION             National Bancshares Corporation                        Orrville               OH
NATIONAL MERCANTILE BANCORP                 National Mercantile Bancorp                            Los Angeles            CA
NODAWAY VALLEY BANCSHARES                   Nodaway Valley Bancshares                              Maryville              MO
NORTHWEST BANCORP, INC.                     Northwest Bancorp, Inc.                                Warren                 PA
ONEIDA FINANCIAL CORP.                      Oneida Financial Corp.                                 Oneida                 NY
ORITANI SAVINGS BANK                        Oritani Savings Bank                                   Hackensack             NJ
OUTSOURCE HOLDINGS, INC.                    Outsource Holdings, Inc.                               Lubbock                TX
P.C.B. BANCORP, INC.                        P.C.B. Bancorp, Inc.                                   Largo                  FL
PANHANDLE AVIATION, INC.                    Panhandle Aviation, Inc.                               Clarinda               IA
PARKVALE FINANCIAL CORP.                    Parkvale Financial Corp.                               Monroeville            PA
PEOPLES BANCORP INC.                        Peoples Bancorp Inc.                                   Marietta               OH
PEOPLES COMMUNITY BANCORP                   Peoples Community Bancorp                              West Chester           OH
PINNACLE BANCORP, INC.                      Pinnacle Bancorp, Inc.                                 Central City           NE

                                            Target                                 Target               Target  Announce
                                            Name                                   City                 State   Date
LAREDO NATIONAL BANCSHARES                  Del Rio National Bancshares            Del Rio              TX           7/3/2001
LAUREL CAPITAL GROUP, INC.                  SFSB Holding Company                   Pittsburgh           PA          9/12/2002
LEGACY BANK                                 Northern State Bank                    Towanda              PA          7/10/2002
LIBERTY BANCSHARES, INC.                    Hancock County Bank & Trust            Garner               IA          9/30/2002
LIMA BANCSHARES, INC.                       White Hall National Bank               White Hall           IL          7/10/2001
LINN HOLDING COMPANY                        South Gasconade Investment Corp.       Owensville           MO          7/29/2002
LOCAL FINANCIAL CORPORATION                 Citizens Financial Corp.               Midwest City         OK          7/17/2002
MB FINANCIAL INC.                           First Lincolnwood Corp.                Lincolnwood          IL         12/27/2001
MSB CAPITAL CORPORATION                     Pendleton Federal Savings Bank         Falmouth             KY          1/21/2002
MADISON & BRADFORD FEDERAL S&L ASSOC.       Bohemian American Federal S&L Assoc.   Baltimore            MD          1/25/2002
MAHASKA INVESTMENT COMPANY                  Belle Plaine Service Corp.             Belle Plaine         IA          10/4/2002
MAIN STREET BANKS, INC.                     First National Bank of Johns Creek     Suwanee              GA          7/18/2002
MARION COUNTY BANCSHARES, INC.              Triangle Bancorporation                Carbon Hill          AL          12/4/2001
MARSHALL BANCORP INC.                       Norkitt Bancorp, Inc.                  Hallock              MN          11/5/2001
MCLAUGHLIN BANCSHARES, INC.                 First Hale Center, Inc.                Plainview            TX         10/24/2001
MERCHANTS & MANUFACTURERS BANCORP           Fortress Bancshares, Inc.              Westby               WI           6/3/2002
METROCORP, INC.                             Chadwick Bancshares, Inc.              Chadwick             IL          7/31/2001
METROPOLITAN BANK GROUP, INC.               FirstCom Bancorp, Inc.                 Chicago              IL          1/29/2002
MIDWEST BANC HOLDINGS, INC.                 Big Foot Financial Corp.               Long Grove           IL          7/22/2002
MOUNTAINBANK FINANCIAL CORPORATION          First Western Bank                     Burnsville           NC          8/28/2001
MOUNTAINBANK FINANCIAL CORPORATION          CNB Holdings, Inc.                     Pulaski              VA          6/21/2002
MOUNTAINBANK FINANCIAL CORPORATION          Cardinal Bankshares Corporation        Floyd                VA          5/30/2002
NASB FINANCIAL, INC.                        CBES Bancorp, Inc                      Excelsior Spring     MO           9/6/2002
NB&T FINANCIAL GROUP, INC.                  Sabina Bank                            Sabina               OH           7/9/2001
NATIONAL BANCSHARES CORPORATION             Peoples Financial Corporation          Massillon            OH          10/2/2001
NATIONAL MERCANTILE BANCORP                 South Bay Bank N.A.                    Torrance             CA          7/20/2001
NODAWAY VALLEY BANCSHARES                   Buchanan County Bancshares             St. Joseph           MO          9/24/2002
NORTHWEST BANCORP, INC.                     Prestige Bancorp, Inc                  Pleasant Hills       PA           2/7/2002
ONEIDA FINANCIAL CORP.                      SBC Financial Corporation              Chittenango          NY         11/21/2001
ORITANI SAVINGS BANK                        Hamilton Bancorp, MHC                  Union City           NJ         10/24/2001
OUTSOURCE HOLDINGS, INC.                    First Citizens Bank, N.A.              Dallas               TX          12/7/2001
P.C.B. BANCORP, INC.                        Gateway American Bancshares, Inc.      Fort Lauderdale      FL          6/25/2002
PANHANDLE AVIATION, INC.                    Farmers State Bank                     Schleswig            IA          7/24/2001
PARKVALE FINANCIAL CORP.                    Second National Bank                   Masontown            PA          7/30/2001
PEOPLES BANCORP INC.                        First Colony Bancshares, Inc.          Cambridge            OH           1/4/2002
PEOPLES COMMUNITY BANCORP                   Kenwood Bancorp, Inc                   Cincinnati           OH          8/23/2001
PINNACLE BANCORP, INC.                      Cook Investment, Inc.                  Beatrice             NE           5/1/2002

                                            Completion   Trans         Consider                 Reason
                                            Date         Status        Type                     for Trans
LAREDO NATIONAL BANCSHARES                    11/30/2001 Completed     N/A                      Entry into new market
LAUREL CAPITAL GROUP, INC.                           N/A Pending       Cash                     In-market expansion
LEGACY BANK                                          N/A Pending       Common Stock             Increase organization size
LIBERTY BANCSHARES, INC.                             N/A Pending       N/A                      Entry into new market
LIMA BANCSHARES, INC.                                N/A Pending       Cash                     Entry into new market
LINN HOLDING COMPANY                                 N/A Pending       Cash                     In-market expansion
LOCAL FINANCIAL CORPORATION                          N/A Pending       N/A                      In-market expansion
MB FINANCIAL INC.                               4/5/2002 Completed     Cash                     In-market expansion
MSB CAPITAL CORPORATION                        6/28/2002 Completed     N/A                      Entry into new market
MADISON & BRADFORD FEDERAL S&L ASSOC.           3/4/2002 Completed     N/A                      In-market expansion
MAHASKA INVESTMENT COMPANY                           N/A Pending       Cash                     Entry into new market
MAIN STREET BANKS, INC.                              N/A Pending       Cash,Common Stock        Entry into new market
MARION COUNTY BANCSHARES, INC.                  4/1/2002 Completed     Cash                     In-market expansion
MARSHALL BANCORP INC.                           6/7/2002 Completed     Cash                     Alternative to starting new bank
MCLAUGHLIN BANCSHARES, INC.                     1/2/2002 Completed     Cash                     In-market expansion
MERCHANTS & MANUFACTURERS BANCORP                    N/A Pending       Cash,Common Stock        Entry into new market
METROCORP, INC.                                11/1/2001 Completed     N/A                      Entry into new market
METROPOLITAN BANK GROUP, INC.                   6/3/2002 Completed     Cash                     In-market expansion
MIDWEST BANC HOLDINGS, INC.                          N/A Pending       Common Stock             In-market expansion
MOUNTAINBANK FINANCIAL CORPORATION            12/31/2001 Completed     Common Stock             In-market expansion
MOUNTAINBANK FINANCIAL CORPORATION                   N/A Pending       Cash,Common Stock        Entry into new market
MOUNTAINBANK FINANCIAL CORPORATION                   N/A Pending       Common Stock             In-market expansion
NASB FINANCIAL, INC.                                 N/A Pending       Cash                     In-market expansion
NB&T FINANCIAL GROUP, INC.                    12/10/2001 Completed     Cash                     In-market expansion
NATIONAL BANCSHARES CORPORATION                 4/3/2002 Completed     Cash                     Entry into new market
NATIONAL MERCANTILE BANCORP                   12/14/2001 Completed     Cash                     In-market expansion
NODAWAY VALLEY BANCSHARES                            N/A Pending       N/A                      In-market expansion
NORTHWEST BANCORP, INC.                        9/13/2002 Completed     Cash                     In-market expansion
ONEIDA FINANCIAL CORP.                         5/31/2002 Completed     Cash                     In-market expansion
ORITANI SAVINGS BANK                           8/23/2002 Completed     N/A                      In-market expansion
OUTSOURCE HOLDINGS, INC.                             N/A Pending       Cash,Common Stock        Alternative to starting new bank
P.C.B. BANCORP, INC.                                 N/A Pending       Cash                     Entry into new market
PANHANDLE AVIATION, INC.                        1/7/2002 Completed     Cash                     Entry into new market
PARKVALE FINANCIAL CORP.                       1/31/2002 Completed     Cash                     Entry into new market
PEOPLES BANCORP INC.                           6/14/2002 Completed     Cash,Other               Entry into new market
PEOPLES COMMUNITY BANCORP                      4/26/2002 Completed     Cash                     In-market expansion
PINNACLE BANCORP, INC.                          7/3/2002 Completed     N/A                      Entry into new market

                                                                                DA:Total    DA:         DA:Price    DA:Price
                                           Accounting    Merger of  Hostile/    Price       Price to    to Tang     to LTM Net
                                           Type          Equals?    Unsolic?           $0   Equity(x)   Equity(x)   Income(x)
LAREDO NATIONAL BANCSHARES                 Purchase      No         No             28,000        2.44       2.44         14.92
LAUREL CAPITAL GROUP, INC.                 Purchase      No         No              9,947        1.33       1.33          62.8
LEGACY BANK                                Purchase      No         No             12,700        1.42       1.43           N/A
LIBERTY BANCSHARES, INC.                   Purchase      No         No                N/A         N/A        N/A           N/A
LIMA BANCSHARES, INC.                      Purchase      No         No              7,020        1.04       1.04           N/A
LINN HOLDING COMPANY                       Purchase      No         No              6,195        1.42       1.42         15.76
LOCAL FINANCIAL CORPORATION                Purchase      No         No                N/A         N/A        N/A           N/A
MB FINANCIAL INC.                          Purchase      No         No             35,000        1.67       1.67         18.22
MSB CAPITAL CORPORATION                    Purchase      No         No                N/A         N/A        N/A           N/A
MADISON & BRADFORD FEDERAL S&L ASSOC.      Other         No         No                N/A         N/A        N/A           N/A
MAHASKA INVESTMENT COMPANY                 Purchase      No         No              6,800        1.71       1.71         13.39
MAIN STREET BANKS, INC.                    Purchase      No         No             27,013        2.51       2.51         44.33
MARION COUNTY BANCSHARES, INC.             Purchase      No         No             12,628        1.36       1.36         22.19
MARSHALL BANCORP INC.                      Purchase      No         No             13,577        1.13       1.13         22.29
MCLAUGHLIN BANCSHARES, INC.                Purchase      No         No              4,500        1.42       1.42         58.44
MERCHANTS & MANUFACTURERS BANCORP          Purchase      No         No             21,170         1.5       2.04         12.52
METROCORP, INC.                            Purchase      No         No                N/A         N/A        N/A           N/A
METROPOLITAN BANK GROUP, INC.              Purchase      No         No             17,000        1.84       1.84         44.74
MIDWEST BANC HOLDINGS, INC.                Purchase      No         No             33,584         1.1        1.1         31.26
MOUNTAINBANK FINANCIAL CORPORATION         Purchase      No         No             19,983        1.43       1.56           N/A
MOUNTAINBANK FINANCIAL CORPORATION         Purchase      No         No             13,826        1.69       1.69         22.74
MOUNTAINBANK FINANCIAL CORPORATION         Purchase      No         No             36,858        1.68       1.68         17.53
NASB FINANCIAL, INC.                       Purchase      No         No             15,331        1.08       1.08           N/A
NB&T FINANCIAL GROUP, INC.                 Purchase      No         No             11,500        1.54       1.89         27.45
NATIONAL BANCSHARES CORPORATION            Purchase      No         No             15,118        1.45       1.45         32.23
NATIONAL MERCANTILE BANCORP                Purchase      No         No             29,113        1.44       1.44         11.38
NODAWAY VALLEY BANCSHARES                  Purchase      No         No                N/A         N/A        N/A           N/A
NORTHWEST BANCORP, INC.                    Purchase      No         No             14,728        1.25       1.25           N/A
ONEIDA FINANCIAL CORP.                     Purchase      No         No             11,910        1.94       1.94         30.46
ORITANI SAVINGS BANK                       Purchase      No         No                N/A         N/A        N/A           N/A
OUTSOURCE HOLDINGS, INC.                   Purchase      No         No              4,185        1.16       1.16         17.88
P.C.B. BANCORP, INC.                       Purchase      No         No             11,259         1.2       1.29           N/A
PANHANDLE AVIATION, INC.                   Purchase      No         No                N/A         N/A        N/A           N/A
PARKVALE FINANCIAL CORP.                   Purchase      No         No             36,800         1.5        1.5         15.31
PEOPLES BANCORP INC.                       Purchase      No         No             20,000         2.1        2.1         17.27
PEOPLES COMMUNITY BANCORP                  Purchase      No         No              7,500        1.64       1.64         99.41
PINNACLE BANCORP, INC.                     Purchase      No         No                N/A         N/A        N/A           N/A

                                            DA:Price     DA:Price    DA:Premium    Target Tot    Target Tang    Target LTM
                                            to Total     to Total    to Core       Equity Cap    Equity Cap     Net Income
                                            Assets(%)    Dep(%)      Dep(%)                $0             $0            $0
LAREDO NATIONAL BANCSHARES                      19.75      21.57           15.53       11,485         11,485         1,877
LAUREL CAPITAL GROUP, INC.                      17.62      22.05            5.95        7,100          7,100           150
LEGACY BANK                                     16.41      19.25            6.81        8,917          8,881        -1,089
LIBERTY BANCSHARES, INC.                          N/A        N/A             N/A       11,609         11,188           939
LIMA BANCSHARES, INC.                           19.57      24.36            0.89        6,772          6,772           -20
LINN HOLDING COMPANY                            14.64      16.34            5.47        4,179          4,179           393
LOCAL FINANCIAL CORPORATION                       N/A        N/A             N/A        3,759          3,759           175
MB FINANCIAL INC.                               12.55      16.24            7.98       18,090         18,090         1,654
MSB CAPITAL CORPORATION                           N/A        N/A             N/A        3,912          3,912        -2,065
MADISON & BRADFORD FEDERAL S&L ASSOC.             N/A        N/A             N/A        5,807          5,807            90
MAHASKA INVESTMENT COMPANY                       8.75      10.15             4.9        5,898          5,898           508
MAIN STREET BANKS, INC.                          26.7      31.57           28.06        9,366          9,366           531
MARION COUNTY BANCSHARES, INC.                  18.65      22.39            7.11       10,594         10,594           569
MARSHALL BANCORP INC.                           26.56      32.22            4.38        8,146          8,146           609
MCLAUGHLIN BANCSHARES, INC.                     12.69       14.1            5.02        3,172          3,172            77
MERCHANTS & MANUFACTURERS BANCORP               10.12      13.33            7.69       13,962         10,262         1,671
METROCORP, INC.                                   N/A        N/A             N/A       13,298         12,818         1,937
METROPOLITAN BANK GROUP, INC.                    11.7      12.85            8.08        9,253          9,253           380
MIDWEST BANC HOLDINGS, INC.                     14.12      24.31            2.61       29,233         29,233         1,027
MOUNTAINBANK FINANCIAL CORPORATION              24.75      31.61           14.61       13,406         12,288           166
MOUNTAINBANK FINANCIAL CORPORATION               22.5      26.08           12.79        7,390          7,390           550
MOUNTAINBANK FINANCIAL CORPORATION              19.95      22.77           10.92       21,983         21,983         2,102
NASB FINANCIAL, INC.                            13.57      17.45            1.44       14,172         14,172          -598
NB&T FINANCIAL GROUP, INC.                      22.07      25.93           14.44        7,488          6,082           419
NATIONAL BANCSHARES CORPORATION                 13.84      19.98            6.99       10,406         10,406           469
NATIONAL MERCANTILE BANCORP                     15.11      18.68            7.62       20,265         20,265         2,558
NODAWAY VALLEY BANCSHARES                         N/A        N/A             N/A       11,451         11,451         3,144
NORTHWEST BANCORP, INC.                          7.56      11.83            2.65       11,757         11,757            33
ONEIDA FINANCIAL CORP.                          18.28      20.38           11.01        6,124          6,124           391
ORITANI SAVINGS BANK                              N/A        N/A             N/A        8,106          8,076           544
OUTSOURCE HOLDINGS, INC.                        11.22      12.47            2.09        3,596          3,596           234
P.C.B. BANCORP, INC.                            12.05      14.47            4.32        9,352          8,756        -1,238
PANHANDLE AVIATION, INC.                          N/A        N/A             N/A        9,644          9,644           777
PARKVALE FINANCIAL CORP.                         18.8      23.52            8.55       24,489         24,489         2,403
PEOPLES BANCORP INC.                            16.36         18           13.45        8,586          8,586         1,042
PEOPLES COMMUNITY BANCORP                       12.75      14.82            6.49        4,434          4,434            73
PINNACLE BANCORP, INC.                            N/A        N/A             N/A        7,889          7,889        -2,311

                                            Target Tot   Target Tot   Target Tot
                                            Assets       Deposits     Core Dep
                                                    $0           $0          $0
LAREDO NATIONAL BANCSHARES                     141,758      129,780     106,333
LAUREL CAPITAL GROUP, INC.                      53,457       42,725      39,000
LEGACY BANK                                     77,408       65,971      56,039
LIBERTY BANCSHARES, INC.                       118,280       79,624      70,832
LIMA BANCSHARES, INC.                           35,878       28,815      27,758
LINN HOLDING COMPANY                            42,316       37,909      33,666
LOCAL FINANCIAL CORPORATION                     32,250       28,423      24,259
MB FINANCIAL INC.                              240,017      185,491     150,817
MSB CAPITAL CORPORATION                         42,196       37,930      33,995
MADISON & BRADFORD FEDERAL S&L ASSOC.           42,137       36,282      31,390
MAHASKA INVESTMENT COMPANY                      77,748       67,006      57,639
MAIN STREET BANKS, INC.                         88,183       74,565      50,517
MARION COUNTY BANCSHARES, INC.                  67,693       56,404      46,694
MARSHALL BANCORP INC.                           51,116       42,137      35,985
MCLAUGHLIN BANCSHARES, INC.                     35,448       31,920      26,448
MERCHANTS & MANUFACTURERS BANCORP              206,635      156,864     138,438
METROCORP, INC.                                164,744      144,285     121,349
METROPOLITAN BANK GROUP, INC.                  145,269      132,314      95,898
MIDWEST BANC HOLDINGS, INC.                    227,382      132,082     110,000
MOUNTAINBANK FINANCIAL CORPORATION              77,540       60,710      47,261
MOUNTAINBANK FINANCIAL CORPORATION              55,583       47,940      40,000
MOUNTAINBANK FINANCIAL CORPORATION             184,724      161,883     136,248
NASB FINANCIAL, INC.                           112,916       87,822      80,000
NB&T FINANCIAL GROUP, INC.                      52,110       44,358      37,514
NATIONAL BANCSHARES CORPORATION                109,203       75,647      67,384
NATIONAL MERCANTILE BANCORP                    192,618      155,842     116,105
NODAWAY VALLEY BANCSHARES                      153,720      131,618     122,325
NORTHWEST BANCORP, INC.                        194,786      124,451     112,000
ONEIDA FINANCIAL CORP.                          65,159       58,432      52,566
ORITANI SAVINGS BANK                           124,951      105,945      88,405
OUTSOURCE HOLDINGS, INC.                        37,293       33,572      28,215
P.C.B. BANCORP, INC.                            93,449       77,819      57,955
PANHANDLE AVIATION, INC.                        61,275       50,861      43,223
PARKVALE FINANCIAL CORP.                       195,782      156,488     143,939
PEOPLES BANCORP INC.                           148,031      137,720     102,478
PEOPLES COMMUNITY BANCORP                       56,909       48,975      43,526
PINNACLE BANCORP, INC.                          99,886       87,059      79,712

PINNACLE BANCORP, INC.                     ACQUIRING    KEENE BANCORP, INC.
PIPER BANKSHARES, INC.                     ACQUIRING    CREST BANCORP, INC.
PLAINVILLE BANCSHARES, INC.                ACQUIRING    FARMERS BANCSHARES, INC.
POCAHONTAS BANCORP, INC.                   ACQUIRING    NORTH ARKANSAS BANCSHARES
POCAHONTAS BANCORP, INC.                   ACQUIRING    MARKED TREE BANCSHARES, INC.
POCAHONTAS BANCORP, INC.                   ACQUIRING    PEOPLES BANK OF IMBODEN
PROSPERITY BANCSHARES, INC.                ACQUIRING    TEXAS GUARANTY BANK, N.A.
PROSPERITY BANCSHARES, INC.                ACQUIRING    SOUTHWEST BHC
PROSPERITY BANCSHARES, INC.                ACQUIRING    FIRST NATIONAL BANK OF BAY CITY
PROVIDENT BANCORP, INC.                    ACQUIRING    NATIONAL BANK OF FLORIDA
PUTNAM-GREENE FINANCIAL CORP.              ACQUIRING    CITIZENS BANK OF COCHRAN
RANDOLPH BANK & TRUST CO.                  ACQUIRING    MORRIS PLAN SAVINGS BANK, SSB
REGIONS FINANCIAL CORPORATION              ACQUIRING    FIRST BANCSHARES OF TEXAS
REGIONS FINANCIAL CORPORATION              ACQUIRING    BROOKHOLLOW BANCSHARES, INC.
REGIONS FINANCIAL CORPORATION              ACQUIRING    INDEPENDENCE BANK
RICHMOND MUTUAL BANCORP INC.               ACQUIRING    AMTRUST CAPITAL CORP
S.B.C.P. BANCORP, INC.                     ACQUIRING    WAUNAKEE BANK SHARES, INC.
SALIN BANCSHARES, INC.                     ACQUIRING    BLUE RIVER FEDERAL SAVINGS BANK
SAVANNA-THOMSON INVESTMENT, INC.           ACQUIRING    THOMSON INVESTMENT COMPANY, INC.
SCHAUMBURG BANCSHARES, INC.                ACQUIRING    FIRST SCHAUMBURG BANCORPORATION, INC.
SECOND BANCORP, INC.                       ACQUIRING    COMMERCE EXCHANGE CORP.
SHAY INVESTMENT SERVICES INC.              ACQUIRING    IBL BANCORP, INC.
SOUTH FINANCIAL GROUP, INC. (THE)          ACQUIRING    CENTRAL BANK OF TAMPA
SOUTHTRUST CORPORATION                     ACQUIRING    LANDMARK BANCSHARES, INC.
SOUTHERN FINANCIAL BANCORP, INC.           ACQUIRING    METRO-COUNTY BANK OF VIRGINIA, INC.
SOUTHERN SECURITY BANK CORP                ACQUIRING    PANAMERICAN BANK
STATE CAPITAL CORPORATION                  ACQUIRING    MISSISSIPPI SOUTHERN BANK
STERLING BANCSHARES, INC.                  ACQUIRING    COMMUNITY BANCSHARES, INC.
STERLING BANCSHARES, INC.                  ACQUIRING    ENB BANKSHARES, INC.
STERLING FINANCIAL CORP.                   ACQUIRING    EMPIRE FEDERAL BANCORP, INC.
SUN FINANCIAL CORPORATION                  ACQUIRING    QUAD COUNTY STATE BANK
SUNFLOWER BANKS, INC.                      ACQUIRING    FIRST CANON BANCORP, INC.
SUNFLOWER BANKS, INC.                      ACQUIRING    MONTE VISTA BANK CORP.
SYNERGY FINANCIAL GROUP, INC.              ACQUIRING    FIRST BANK OF CENTRAL JERSEY
TEXAS REGIONAL BANCSHARES                  ACQUIRING    SAN JUAN BANCSHARES, INC.
TEXAS REGIONAL BANCSHARES                  ACQUIRING    CORPUS CHRISTI BANCSHARES
TEXAS UNITED BANCSHARES, INC.              ACQUIRING    BRYAN-COLLEGE STATION FINANCIAL HOLDING CO.


                                           Buyer                                                    Buyer                  Buyer
                                           Name                                                     City                   State
PINNACLE BANCORP, INC.                     Pinnacle Bancorp, Inc.                                   Central City           NE
PIPER BANKSHARES, INC.                     Piper Bankshares, Inc.                                   Piper City             IL
PLAINVILLE BANCSHARES, INC.                Plainville Bancshares, Inc.                              Plainville             KS
POCAHONTAS BANCORP, INC.                   Pocahontas Bancorp, Inc.                                 Jonesboro              AR
POCAHONTAS BANCORP, INC.                   Pocahontas Bancorp, Inc.                                 Jonesboro              AR
POCAHONTAS BANCORP, INC.                   Pocahontas Bancorp, Inc.                                 Jonesboro              AR
PROSPERITY BANCSHARES, INC.                Prosperity Bancshares, Inc.                              Houston                TX
PROSPERITY BANCSHARES, INC.                Prosperity Bancshares, Inc.                              Houston                TX
PROSPERITY BANCSHARES, INC.                Prosperity Bancshares, Inc.                              Houston                TX
PROVIDENT BANCORP, INC.                    Provident Bancorp, Inc.                                  Montebello             NY
PUTNAM-GREENE FINANCIAL CORP.              Putnam-Greene Financial Corp.                            Eatonton               GA
RANDOLPH BANK & TRUST CO.                  Randolph Bank & Trust Co.                                Asheboro               NC
REGIONS FINANCIAL CORPORATION              Regions Financial Corporation                            Birmingham             AL
REGIONS FINANCIAL CORPORATION              Regions Financial Corporation                            Birmingham             AL
REGIONS FINANCIAL CORPORATION              Regions Financial Corporation                            Birmingham             AL
RICHMOND MUTUAL BANCORP INC.               Richmond Mutual Bancorp Inc                              Richmond               IN
S.B.C.P. BANCORP, INC.                     S.B.C.P. Bancorp, Inc.                                   Cross Plains           WI
SALIN BANCSHARES, INC.                     Salin Bancshares, Inc.                                   Indianapolis           IN
SAVANNA-THOMSON INVESTMENT, INC.           Savanna-Thomson Investment, Inc.                         Fulton                 IL
SCHAUMBURG BANCSHARES, INC.                Schaumburg Bancshares, Inc.                              Hinsdale               IL
SECOND BANCORP, INC.                       Second Bancorp, Inc.                                     Warren                 OH
SHAY INVESTMENT SERVICES INC.              Shay Investment Services Inc.                            Coral Gables           FL
SOUTH FINANCIAL GROUP, INC. (THE)          South Financial Group, Inc. (The)                        Greenville             SC
SOUTHTRUST CORPORATION                     SouthTrust Corporation                                   Birmingham             AL
SOUTHERN FINANCIAL BANCORP, INC.           Southern Financial Bancorp, Inc.                         Warrenton              VA
SOUTHERN SECURITY BANK CORP                Southern Security Bank Corp                              Hollywood              FL
STATE CAPITAL CORPORATION                  State Capital Corporation                                Greenwood              MS
STERLING BANCSHARES, INC.                  Sterling Bancshares, Inc.                                Houston                TX
STERLING BANCSHARES, INC.                  Sterling Bancshares, Inc.                                Houston                TX
STERLING FINANCIAL CORP.                   Sterling Financial Corp.                                 Spokane                WA
SUN FINANCIAL CORPORATION                  Sun Financial Corporation                                Ellington              MO
SUNFLOWER BANKS, INC.                      Sunflower Banks, Inc.                                    Salina                 KS
SUNFLOWER BANKS, INC.                      Sunflower Banks, Inc.                                    Salina                 KS
SYNERGY FINANCIAL GROUP, INC.              Synergy Financial Group, Inc.                            Cranford               NJ
TEXAS REGIONAL BANCSHARES                  Texas Regional Bancshares                                McAllen                TX
TEXAS REGIONAL BANCSHARES                  Texas Regional Bancshares                                McAllen                TX
TEXAS UNITED BANCSHARES, INC.              Texas United Bancshares, Inc.                            La Grange              TX


                                           Target                                         Target             Target   Announce
                                           Name                                           City               State    Date
PINNACLE BANCORP, INC.                     Keene Bancorp, Inc.                            Keene              TX          5/24/2002
PIPER BANKSHARES, INC.                     Crest Bancorp, Inc.                            Roberts            IL          5/22/2002
PLAINVILLE BANCSHARES, INC.                Farmers Bancshares, Inc.                       Lincoln            KS          11/2/2001
POCAHONTAS BANCORP, INC.                   North Arkansas Bancshares                      Newport            AR         11/20/2001
POCAHONTAS BANCORP, INC.                   Marked Tree Bancshares, Inc.                   Marked Tree        AR          10/9/2002
POCAHONTAS BANCORP, INC.                   Peoples Bank of Imboden                        Imboden            AR          1/16/2002
PROSPERITY BANCSHARES, INC.                Texas Guaranty Bank, N.A.                      Houston            TX          2/22/2002
PROSPERITY BANCSHARES, INC.                Southwest BHC                                  Dallas             TX          7/15/2002
PROSPERITY BANCSHARES, INC.                First National Bank of Bay City                Bay City           TX          8/15/2002
PROVIDENT BANCORP, INC.                    National Bank of Florida                       Florida            NY          11/2/2001
PUTNAM-GREENE FINANCIAL CORP.              Citizens Bank of Cochran                       Cochran            GA           9/5/2002
RANDOLPH BANK & TRUST CO.                  Morris Plan Savings Bank, SSB                  Burlington         NC         11/20/2001
REGIONS FINANCIAL CORPORATION              First Bancshares of Texas                      Tomball            TX          8/13/2001
REGIONS FINANCIAL CORPORATION              Brookhollow Bancshares, Inc.                   Dallas             TX         12/14/2001
REGIONS FINANCIAL CORPORATION              Independence Bank                              Houston            TX         12/21/2001
RICHMOND MUTUAL BANCORP INC.               AmTrust Capital Corp                           Peru               IN         10/18/2001
S.B.C.P. BANCORP, INC.                     Waunakee Bank Shares, Inc.                     Waunakee           WI          4/29/2002
SALIN BANCSHARES, INC.                     Blue River Federal Savings Bank                Edinburgh          IN           7/3/2002
SAVANNA-THOMSON INVESTMENT, INC.           Thomson Investment Company, Inc.               Savanna            IL          11/7/2001
SCHAUMBURG BANCSHARES, INC.                First Schaumburg Bancorporation, Inc.          Schaumburg         IL          4/19/2002
SECOND BANCORP, INC.                       Commerce Exchange Corp.                        Beachwood          OH          7/23/2001
SHAY INVESTMENT SERVICES INC.              IBL Bancorp, Inc.                              Plaquemine         LA          6/19/2002
SOUTH FINANCIAL GROUP, INC. (THE)          Central Bank of Tampa                          Tampa              FL          10/3/2002
SOUTHTRUST CORPORATION                     Landmark Bancshares, Inc.                      Euless             TX         12/14/2001
SOUTHERN FINANCIAL BANCORP, INC.           Metro-County Bank of Virginia, Inc.            Richmond           VA          4/25/2002
SOUTHERN SECURITY BANK CORP                PanAmerican Bank                               Miami              FL           7/1/2001
STATE CAPITAL CORPORATION                  Mississippi Southern Bank                      Port Gibson        MS           7/3/2002
STERLING BANCSHARES, INC.                  Community Bancshares, Inc.                     Katy               TX          10/2/2001
STERLING BANCSHARES, INC.                  ENB Bankshares, Inc.                           Dallas             TX          5/22/2002
STERLING FINANCIAL CORP.                   Empire Federal Bancorp, Inc.                   Livingston         MT          9/19/2002
SUN FINANCIAL CORPORATION                  Quad County State Bank                         Viburnum           MO          8/26/2002
SUNFLOWER BANKS, INC.                      First Canon Bancorp, Inc.                      Canon City         CO           8/9/2001
SUNFLOWER BANKS, INC.                      Monte Vista Bank Corp.                         Monte Vista        CO          6/22/2002
SYNERGY FINANCIAL GROUP, INC.              First Bank of Central Jersey                   North Brunswick    NJ         10/11/2002
TEXAS REGIONAL BANCSHARES                  San Juan Bancshares, Inc.                      San Juan           TX           7/2/2002
TEXAS REGIONAL BANCSHARES                  Corpus Christi Bancshares                      Corpus Christ      TX         10/10/2002
TEXAS UNITED BANCSHARES, INC.              Bryan-College Station Financial Holding Co.    Bryan              TX          11/5/2001


                                             Completion  Trans         Consider                 Reason
                                             Date        Status        Type                     for Trans
PINNACLE BANCORP, INC.                               N/A Pending       N/A                      Entry into new market
PIPER BANKSHARES, INC.                               N/A Pending       Cash                     Entry into new market
PLAINVILLE BANCSHARES, INC.                     1/1/2002 Completed     Common Stock             Entry into new market
POCAHONTAS BANCORP, INC.                       6/18/2002 Completed     Common Stock             In-market expansion
POCAHONTAS BANCORP, INC.                             N/A Pending       Common Stock             Entry into new market
POCAHONTAS BANCORP, INC.                       5/31/2002 Completed     Cash                     In-market expansion
PROSPERITY BANCSHARES, INC.                     5/8/2002 Completed     Cash                     In-market expansion
PROSPERITY BANCSHARES, INC.                    10/1/2002 Completed     Cash                     Entry into new market
PROSPERITY BANCSHARES, INC.                          N/A Pending       Cash                     In-market expansion
PROVIDENT BANCORP, INC.                        4/23/2002 Completed     Cash                     In-market expansion
PUTNAM-GREENE FINANCIAL CORP.                        N/A Pending       Cash,Debt                Entry into new market
RANDOLPH BANK & TRUST CO.                      5/31/2002 Completed     N/A                      Entry into new market
REGIONS FINANCIAL CORPORATION                 11/30/2001 Completed     Common Stock             Entry into new market
REGIONS FINANCIAL CORPORATION                   4/2/2002 Completed     Cash                     In-market expansion
REGIONS FINANCIAL CORPORATION                  5/16/2002 Completed     Cash                     In-market expansion
RICHMOND MUTUAL BANCORP INC.                    7/1/2002 Completed     Cash                     Entry into new market
S.B.C.P. BANCORP, INC.                         7/31/2002 Completed     Cash                     In-market expansion
SALIN BANCSHARES, INC.                               N/A Pending       Cash                     In-market expansion
SAVANNA-THOMSON INVESTMENT, INC.               5/23/2002 Completed     Cash                     Alternative to starting new bank
SCHAUMBURG BANCSHARES, INC.                          N/A Pending       Cash,Other               Alternative to starting new bank
SECOND BANCORP, INC.                          10/25/2001 Completed     Cash                     In-market expansion
SHAY INVESTMENT SERVICES INC.                        N/A Pending       Cash                     Alternative to starting new bank
SOUTH FINANCIAL GROUP, INC. (THE)                    N/A Pending       Common Stock             In-market expansion
SOUTHTRUST CORPORATION                          3/1/2002 Completed     Cash                     Increase organization size
SOUTHERN FINANCIAL BANCORP, INC.               8/13/2002 Completed     Cash,Common Stock        Entry into new market
SOUTHERN SECURITY BANK CORP                   12/31/2001 Completed     Cash,Common Stock        Entry into new market
STATE CAPITAL CORPORATION                            N/A Pending       Cash                     Entry into new market
STERLING BANCSHARES, INC.                     12/17/2001 Completed     Cash,Common Stock        In-market expansion
STERLING BANCSHARES, INC.                      9/13/2002 Completed     Cash                     In-market expansion
STERLING FINANCIAL CORP.                             N/A Pending       Common Stock             Entry into new market
SUN FINANCIAL CORPORATION                            N/A Pending       Cash                     Entry into new market
SUNFLOWER BANKS, INC.                          11/7/2001 Completed     N/A                      Entry into new market
SUNFLOWER BANKS, INC.                           9/9/2002 Completed     N/A                      Entry into new market
SYNERGY FINANCIAL GROUP, INC.                        N/A Pending       Cash                     In-market expansion
TEXAS REGIONAL BANCSHARES                            N/A Pending       Common Stock             Entry into new market
TEXAS REGIONAL BANCSHARES                            N/A Pending       Common Stock             Entry into new market
TEXAS UNITED BANCSHARES, INC.                  7/31/2002 Completed     Common Stock             In-market expansion

                                                                                 DA:Total   DA:        DA:Price     DA:Price
                                           Accounting    Merger of  Hostile/     Price      Price to   to Tang      to LTM Net
                                           Type          Equals?    Unsolic?           $0   Equity(x)  Equity(x)    Income(x)
PINNACLE BANCORP, INC.                     Purchase      No         No             17,600        1.95       1.95          9.23
PIPER BANKSHARES, INC.                     Purchase      No         No              3,843        1.41       1.41          12.2
PLAINVILLE BANCSHARES, INC.                Purchase      No         No                N/A         N/A        N/A           N/A
POCAHONTAS BANCORP, INC.                   Purchase      No         No              4,512        0.88       0.89         34.15
POCAHONTAS BANCORP, INC.                   Purchase      No         No                N/A         N/A        N/A           N/A
POCAHONTAS BANCORP, INC.                   Purchase      No         No              8,000        1.42       1.42         10.54
PROSPERITY BANCSHARES, INC.                Purchase      No         No             11,800        1.25       1.25           N/A
PROSPERITY BANCSHARES, INC.                Purchase      No         No             21,000        1.49        1.5          18.2
PROSPERITY BANCSHARES, INC.                Purchase      No         No              5,000        1.52       1.52           N/A
PROVIDENT BANCORP, INC.                    Purchase      No         No             28,100        1.66       1.66         24.65
PUTNAM-GREENE FINANCIAL CORP.              Purchase      No         No             14,000         2.3        2.3          9.23
RANDOLPH BANK & TRUST CO.                  Purchase      No         No              2,889        1.01       1.01         14.66
REGIONS FINANCIAL CORPORATION              Purchase      No         No             32,755         2.5       2.56         26.22
REGIONS FINANCIAL CORPORATION              Purchase      No         No             26,563        2.31       2.31         16.92
REGIONS FINANCIAL CORPORATION              Purchase      No         No             20,000         2.1        2.1         18.98
RICHMOND MUTUAL BANCORP INC.               Purchase      No         No              4,282        0.81       0.91           N/A
S.B.C.P. BANCORP, INC.                     Purchase      No         No              6,765        1.22       1.22           N/A
SALIN BANCSHARES, INC.                     Purchase      No         No              3,606         1.3        1.3         18.68
SAVANNA-THOMSON INVESTMENT, INC.           Purchase      No         No              9,400        1.63       1.63         93.07
SCHAUMBURG BANCSHARES, INC.                Purchase      No         No             16,000        2.49       2.49          5.44
SECOND BANCORP, INC.                       Purchase      No         No             26,500        2.11       2.11         14.66
SHAY INVESTMENT SERVICES INC.              Purchase      No         No              5,303        1.21       1.21         17.88
SOUTH FINANCIAL GROUP, INC. (THE)          Purchase      No         No             68,000        2.37       2.37         17.66
SOUTHTRUST CORPORATION                     Purchase      No         No             38,880        2.73       2.73          5.19
SOUTHERN FINANCIAL BANCORP, INC.           Purchase      No         No             17,047        1.99       1.99         58.13
SOUTHERN SECURITY BANK CORP                Purchase      No         No              5,000        1.67       1.67           N/A
STATE CAPITAL CORPORATION                  Purchase      No         No              6,084         1.5        1.5          7.74
STERLING BANCSHARES, INC.                  Purchase      No         No             34,000        4.64       4.64         11.76
STERLING BANCSHARES, INC.                  Purchase      No         No             10,098        2.42       2.42          44.6
STERLING FINANCIAL CORP.                   Purchase      No         No             29,776        1.02       1.02         93.02
SUN FINANCIAL CORPORATION                  Purchase      No         No              1,310           1          1           N/A
SUNFLOWER BANKS, INC.                      Purchase      No         No             16,500        1.79       1.79          9.62
SUNFLOWER BANKS, INC.                      Purchase      No         No                N/A         N/A        N/A           N/A
SYNERGY FINANCIAL GROUP, INC.              Purchase      No         No              2,098        0.81       0.81           N/A
TEXAS REGIONAL BANCSHARES                  Purchase      No         No              4,824        1.06       1.06         20.97
TEXAS REGIONAL BANCSHARES                  Purchase      No         No              1,704        0.66       0.66           N/A
TEXAS UNITED BANCSHARES, INC.              Purchase      No         No              2,616        2.57       2.57           N/A

                                            DA:Price    DA:Price     DA:Premium    Target Tot    Target Tang    Target LTM
                                            to Total    to Total     to Core       Equity Cap     Equity Cap    Net Income
                                            Assets(%)   Dep(%)       Dep(%)                $0             $0            $0
PINNACLE BANCORP, INC.                          15.18      17.18           10.18        9,029          9,029         1,906
PIPER BANKSHARES, INC.                           13.6      15.12            4.93        2,728          2,728           315
PLAINVILLE BANCSHARES, INC.                       N/A        N/A             N/A        2,461          2,461           384
POCAHONTAS BANCORP, INC.                        10.96      14.65           -2.06        4,498          4,438           129
POCAHONTAS BANCORP, INC.                          N/A        N/A             N/A        3,455          3,455         1,009
POCAHONTAS BANCORP, INC.                        11.83      13.07            4.98        5,629          5,629           759
PROSPERITY BANCSHARES, INC.                     14.35      18.75            4.69        9,447          9,447            68
PROSPERITY BANCSHARES, INC.                     16.53      18.67            7.74       14,084         13,979         1,154
PROSPERITY BANCSHARES, INC.                     17.75      20.22            7.89        3,287          3,287            38
PROVIDENT BANCORP, INC.                         28.22      34.43           14.69       16,924         16,924         1,140
PUTNAM-GREENE FINANCIAL CORP.                   18.14      21.46           15.79        6,089          6,089         1,517
RANDOLPH BANK & TRUST CO.                        7.11       9.69            0.16        2,860          2,860           197
REGIONS FINANCIAL CORPORATION                   19.35      21.57           15.43       13,103         12,808         1,249
REGIONS FINANCIAL CORPORATION                   18.99      20.81           13.99       11,717         11,717         1,570
REGIONS FINANCIAL CORPORATION                   18.71      20.92           13.35        9,514          9,514         1,054
RICHMOND MUTUAL BANCORP INC.                     5.08       7.46           -0.88        5,625          5,031          -329
S.B.C.P. BANCORP, INC.                           6.56       7.11            2.06        6,259          6,259          -126
SALIN BANCSHARES, INC.                          14.28      20.94            6.61        2,765          2,765           193
SAVANNA-THOMSON INVESTMENT, INC.                16.72      18.81            7.81        5,766          5,766           101
SCHAUMBURG BANCSHARES, INC.                     14.94      16.36           10.33        7,593          7,593         2,611
SECOND BANCORP, INC.                            22.23      25.52            20.4       12,570         12,570         1,808
SHAY INVESTMENT SERVICES INC.                   16.27      19.68            4.41        3,341          3,341           286
SOUTH FINANCIAL GROUP, INC. (THE)               31.62      39.25           29.49       26,949         26,845         3,851
SOUTHTRUST CORPORATION                           20.8      23.27           17.86       14,240         14,240         7,491
SOUTHERN FINANCIAL BANCORP, INC.                 16.5       18.1            9.88        7,666          7,666           262
SOUTHERN SECURITY BANK CORP                      15.3      17.71            8.38        2,996          2,996           -84
STATE CAPITAL CORPORATION                       14.33      15.91            7.06        4,056          4,056           786
STERLING BANCSHARES, INC.                       28.71      30.92           32.08        7,324          7,324         2,892
STERLING BANCSHARES, INC.                       12.19      13.45           10.96        5,942          5,942           182
STERLING FINANCIAL CORP.                        13.61      17.05            0.46       28,471         28,471           312
SUN FINANCIAL CORPORATION                        5.58       5.94               0        1,997          1,997          -312
SUNFLOWER BANKS, INC.                           16.32      20.54            9.81        9,216          9,216         1,716
SUNFLOWER BANKS, INC.                             N/A        N/A             N/A        8,357          8,357           387
SYNERGY FINANCIAL GROUP, INC.                    3.56       3.78           -1.01        3,034          3,034        -2,113
TEXAS REGIONAL BANCSHARES                        9.45      10.49            0.71        4,299          4,299           230
TEXAS REGIONAL BANCSHARES                        4.84       5.52           -3.44        4,242          2,648          -217
TEXAS UNITED BANCSHARES, INC.                    3.13       3.43            2.36        5,224          5,224            58

                                            Target Tot  Target Tot   Target Tot
                                            Assets      Deposits     Core Dep
                                                   $0           $0          $0
PINNACLE BANCORP, INC.                        115,952      102,431      84,190
PIPER BANKSHARES, INC.                         28,249       25,410      22,598
PLAINVILLE BANCSHARES, INC.                    29,083       23,384      19,897
POCAHONTAS BANCORP, INC.                       40,205       30,073      25,880
POCAHONTAS BANCORP, INC.                       30,192       26,604      23,332
POCAHONTAS BANCORP, INC.                       67,633       61,230      47,650
PROSPERITY BANCSHARES, INC.                    82,204       62,935      50,170
PROSPERITY BANCSHARES, INC.                   127,055      112,479      90,666
PROSPERITY BANCSHARES, INC.                    28,174       24,728      21,704
PROVIDENT BANCORP, INC.                        99,569       81,619      76,096
PUTNAM-GREENE FINANCIAL CORP.                  77,178       65,226      50,111
RANDOLPH BANK & TRUST CO.                      40,623       29,808      18,663
REGIONS FINANCIAL CORPORATION                 169,253      151,828     129,246
REGIONS FINANCIAL CORPORATION                 139,847      127,641     107,645
REGIONS FINANCIAL CORPORATION                 106,922       95,600      78,522
RICHMOND MUTUAL BANCORP INC.                   83,601       56,952      46,925
S.B.C.P. BANCORP, INC.                        103,141       95,155      58,218
SALIN BANCSHARES, INC.                         25,247       17,220      12,727
SAVANNA-THOMSON INVESTMENT, INC.               56,226       49,973      46,538
SCHAUMBURG BANCSHARES, INC.                    95,054       86,792      82,278
SECOND BANCORP, INC.                          119,225      103,851      68,288
SHAY INVESTMENT SERVICES INC.                  30,537       25,977      20,406
SOUTH FINANCIAL GROUP, INC. (THE)             215,029      173,258     133,181
SOUTHTRUST CORPORATION                        186,944      167,096     137,994
SOUTHERN FINANCIAL BANCORP, INC.               92,313       84,137      76,547
SOUTHERN SECURITY BANK CORP                    32,686       28,225      23,928
STATE CAPITAL CORPORATION                      42,450       38,245      28,723
STERLING BANCSHARES, INC.                     118,408      109,969      83,161
STERLING BANCSHARES, INC.                      66,607       60,350      43,425
STERLING FINANCIAL CORP.                      213,303      170,226     120,000
SUN FINANCIAL CORPORATION                      25,606       23,498      21,499
SUNFLOWER BANKS, INC.                         101,108       80,323      74,234
SUNFLOWER BANKS, INC.                          68,923       58,041      49,390
SYNERGY FINANCIAL GROUP, INC.                  58,865       55,516      49,674
TEXAS REGIONAL BANCSHARES                      51,038       46,002      36,326
TEXAS REGIONAL BANCSHARES                      35,250       30,895      26,063
TEXAS UNITED BANCSHARES, INC.                  83,536       76,249      67,614

THE CONTINUUM COMPANY, L.L.C.                             ACQUIRING    BRIDGEVIEW BANK, N.A.
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND          ACQUIRING    COMMUNITY PLUS SAVINGS BANK
TONGANOXIE BANKSHARES, INC.                               ACQUIRING    SECOND CENTURY FINANCIAL
TRICO BANCSHARES                                          ACQUIRING    NORTH STATE NATIONAL BANK
TRUSTMARK CORPORATION                                     ACQUIRING    NASHOBA BANCSHARES, INC.
UMPQUA HOLDINGS CORPORATION                               ACQUIRING    LINN-BENTON BANK
UNION COMMUNITY BANCORP                                   ACQUIRING    MONTGOMERY FINANCIAL CORP
UNIONBANCAL CORPORATION                                   ACQUIRING    FIRST WESTERN BANK
UNITED BANCOR, LTD                                        ACQUIRING    BISMARCK BANCSHARES, INC.
UNITED COMMUNITY BANCORP                                  ACQUIRING    COMMUNITY BANCSHARES, INC.
UNITED COMMUNITY BANKS, INC.                              ACQUIRING    PEOPLES BANCORP, INC.
UNITED COMMUNITY FINANCIAL CORP.                          ACQUIRING    POTTERS FINANCIAL CORPORATION
UNITED HERITAGE BANK                                      ACQUIRING    COMMUNITY NATIONAL BANK OF MID-FLORIDA
VALLEY VIEW BANCSHARES, INC.                              ACQUIRING    GUARANTY BANCSHARES CORP.
WASHINGTON TRUST BANCORP                                  ACQUIRING    FIRST FINANCIAL CORP.
WESTAMERICA BANCORPORATION                                ACQUIRING    KERMAN STATE BANK
WESTERN SIERRA BANCORP                                    ACQUIRING    CENTRAL CALIFORNIA BANK
YADKIN VALLEY BANK & TRUST CO.                            ACQUIRING    MAIN STREET BANKSHARES, INC.
ZIONS BANCORPORATION                                      ACQUIRING    FRONTIER STATE BANK

                                                    Buyer                                                Buyer             Buyer
                                                    Name                                                 City              State
THE CONTINUUM COMPANY, L.L.C.                       The Continuum Company, L.L.C.                        New York          NY
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND    Third Federal Savings & Loan Assoc. of Cleveland     Cleveland         OH
TONGANOXIE BANKSHARES, INC.                         Tonganoxie Bankshares, Inc.                          Tonganoxie        KS
TRICO BANCSHARES                                    TriCo Bancshares                                     Chico             CA
TRUSTMARK CORPORATION                               Trustmark Corporation                                Jackson           MS
UMPQUA HOLDINGS CORPORATION                         Umpqua Holdings Corporation                          Portland          OR
UNION COMMUNITY BANCORP                             Union Community Bancorp                              Crawfordsville    IN
UNIONBANCAL CORPORATION                             UnionBanCal Corporation                              San Francisco     CA
UNITED BANCOR, LTD                                  United Bancor, Ltd                                   Dickinson         ND
UNITED COMMUNITY BANCORP                            United Community Bancorp                             Hickory           NC
UNITED COMMUNITY BANKS, INC.                        United Community Banks, Inc.                         Blairsville       GA
UNITED COMMUNITY FINANCIAL CORP.                    United Community Financial Corp.                     Youngstown        OH
UNITED HERITAGE BANK                                United Heritage Bank                                 Orlando           FL
VALLEY VIEW BANCSHARES, INC.                        Valley View Bancshares, Inc.                         Overland Park     KS
WASHINGTON TRUST BANCORP                            Washington Trust Bancorp                             Westerly          RI
WESTAMERICA BANCORPORATION                          Westamerica Bancorporation                           San Rafael        CA
WESTERN SIERRA BANCORP                              Western Sierra Bancorp                               Cameron Park      CA
YADKIN VALLEY BANK & TRUST CO.                      Yadkin Valley Bank & Trust Co.                       Elkin             NC
ZIONS BANCORPORATION                                Zions Bancorporation                                 Salt Lake City    UT

                                                    Target                                  Target            Target   Announce
                                                    Name                                    City              State    Date
THE CONTINUUM COMPANY, L.L.C.                       Bridgeview Bank, N.A.                   Oklahoma City     OK          7/31/2002
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND    Community Plus Savings Bank             Rochester Hills   MI          8/19/2002
TONGANOXIE BANKSHARES, INC.                         Second Century Financial                Perry             KS           5/2/2002
TRICO BANCSHARES                                    North State National Bank               Chico             CA          10/7/2002
TRUSTMARK CORPORATION                               Nashoba Bancshares, Inc.                Memphis           TN           9/7/2001
UMPQUA HOLDINGS CORPORATION                         Linn-Benton Bank                        Albany            OR          8/21/2001
UNION COMMUNITY BANCORP                             Montgomery Financial Corp               Crawfordsville    IN          7/24/2001
UNIONBANCAL CORPORATION                             First Western Bank                      Simi Valley       CA         12/19/2001
UNITED BANCOR, LTD                                  Bismarck Bancshares, Inc.               Bismarck          ND          8/31/2001
UNITED COMMUNITY BANCORP                            Community Bancshares, Inc.              Wilkesboro        NC           8/5/2002
UNITED COMMUNITY BANKS, INC.                        Peoples Bancorp, Inc.                   Carrollton        GA           7/6/2001
UNITED COMMUNITY FINANCIAL CORP.                    Potters Financial Corporation           East Liverpool    OH           9/6/2001
UNITED HERITAGE BANK                                Community National Bank of Mid-Florida  Lake Mary         FL          4/15/2002
VALLEY VIEW BANCSHARES, INC.                        Guaranty Bancshares Corp.               Kansas City       KS          12/8/2001
WASHINGTON TRUST BANCORP                            First Financial Corp.                   Providence        RI         11/13/2001
WESTAMERICA BANCORPORATION                          Kerman State Bank                       Kerman            CA          2/25/2002
WESTERN SIERRA BANCORP                              Central California Bank                 Sonora            CA         11/15/2001
YADKIN VALLEY BANK & TRUST CO.                      Main Street BankShares, Inc.            Statesville       NC          1/23/2002
ZIONS BANCORPORATION                                Frontier State Bank                     Show Low          AZ          8/19/2002

                                                    Completion  Trans       Consider               Reason
                                                    Date        Status      Type                   for Trans
THE CONTINUUM COMPANY, L.L.C.                               N/A Pending     Cash                   Alternative to starting new bank
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND            N/A Pending     N/A                    Entry into new market
TONGANOXIE BANKSHARES, INC.                           7/10/2002 Completed   N/A                    Entry into new market
TRICO BANCSHARES                                            N/A Pending     Cash,Common Stock      In-market expansion
TRUSTMARK CORPORATION                                12/14/2001 Completed   Cash                   In-market expansion
UMPQUA HOLDINGS CORPORATION                          12/27/2001 Completed   Cash,Common Stock      In-market expansion
UNION COMMUNITY BANCORP                                1/2/2002 Completed   Cash,Common Stock      In-market expansion
UNIONBANCAL CORPORATION                               5/13/2002 Completed   Cash,Common Stock      In-market expansion
UNITED BANCOR, LTD                                     1/4/2002 Completed   Cash,Common Stock      Entry into new market
UNITED COMMUNITY BANCORP                                    N/A Pending     Cash,Common Stock      In-market expansion
UNITED COMMUNITY BANKS, INC.                          11/6/2001 Completed   Common Stock           Entry into new market
UNITED COMMUNITY FINANCIAL CORP.                       4/1/2002 Completed   Cash                   In-market expansion
UNITED HERITAGE BANK                                        N/A Pending     Common Stock           Other
VALLEY VIEW BANCSHARES, INC.                          1/18/2002 Completed   Cash                   In-market expansion
WASHINGTON TRUST BANCORP                              4/16/2002 Completed   Cash,Common Stock      Entry into new market
WESTAMERICA BANCORPORATION                            6/21/2002 Completed   Common Stock           In-market expansion
WESTERN SIERRA BANCORP                                 4/1/2002 Completed   Cash,Common Stock      In-market expansion
YADKIN VALLEY BANK & TRUST CO.                        7/31/2002 Completed   Cash,Common Stock      Entry into new market
ZIONS BANCORPORATION                                        N/A Pending     Common Stock           In-market expansion

                                                                                          DA:Total   DA:        DA:Price
                                                    Accounting    Merger of  Hostile/     Price      Price to   to Tang
                                                    Type          Equals?    Unsolic?           $0   Equity(x)  Equity(x)
THE CONTINUUM COMPANY, L.L.C.                       Purchase      No         No              5,814        1.47       1.71
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND    Other         No         No                N/A         N/A        N/A
TONGANOXIE BANKSHARES, INC.                         Purchase      No         No                N/A         N/A        N/A
TRICO BANCSHARES                                    Purchase      No         No             31,808        2.31       2.31
TRUSTMARK CORPORATION                               Purchase      No         No             27,550        2.18       2.18
UMPQUA HOLDINGS CORPORATION                         Purchase      No         No             20,026        1.95       1.95
UNION COMMUNITY BANCORP                             Purchase      No         No             18,508        1.08       1.08
UNIONBANCAL CORPORATION                             Purchase      No         No             44,613         2.2        2.2
UNITED BANCOR, LTD                                  Purchase      No         No             25,000        2.01       2.04
UNITED COMMUNITY BANCORP                            Purchase      No         No             35,799        2.03       2.03
UNITED COMMUNITY BANKS, INC.                        Purchase      No         No             14,303        1.67       1.67
UNITED COMMUNITY FINANCIAL CORP.                    Purchase      No         No             23,445         1.7        1.7
UNITED HERITAGE BANK                                Purchase      Yes        No                N/A         N/A        N/A
VALLEY VIEW BANCSHARES, INC.                        Purchase      No         No                N/A         N/A        N/A
WASHINGTON TRUST BANCORP                            Purchase      No         No             38,840         2.1        2.1
WESTAMERICA BANCORPORATION                          Purchase      No         No             16,129        1.36       1.36
WESTERN SIERRA BANCORP                              Purchase      No         No              9,173        1.74       1.74
YADKIN VALLEY BANK & TRUST CO.                      Purchase      No         No             27,583        1.77       1.77
ZIONS BANCORPORATION                                Purchase      No         No             10,881        1.54       1.54

                                                    DA:Price      DA:Price    DA:Price     DA:Premium    Target Tot    Target Tang
                                                    to LTM Net    to Total    to Total     to Core       Equity Cap     Equity Cap
                                                    Income(x)     Assets(%)   Dep(%)       Dep(%)                $0             $0
THE CONTINUUM COMPANY, L.L.C.                            22.98        18.06      20.87           10.18        3,952          3,405
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND           N/A          N/A        N/A             N/A        3,574          3,571
TONGANOXIE BANKSHARES, INC.                                N/A          N/A        N/A             N/A        2,851          2,851
TRICO BANCSHARES                                         14.96        20.89       23.1           15.68       13,053         13,053
TRUSTMARK CORPORATION                                    12.89        15.55      18.11           13.37       12,662         12,662
UMPQUA HOLDINGS CORPORATION                              13.26        16.69      19.09            9.95        9,707          9,707
UNION COMMUNITY BANCORP                                  48.34        13.32      18.11            1.78       16,909         16,909
UNIONBANCAL CORPORATION                                  15.34        18.75      20.68           12.14       17,720         17,720
UNITED BANCOR, LTD                                       16.02        15.39      16.95            9.13       12,450         12,227
UNITED COMMUNITY BANCORP                                 32.94         25.3      29.49           19.11       12,558         12,558
UNITED COMMUNITY BANKS, INC.                             32.81        19.12      23.54           11.23        6,770          6,770
UNITED COMMUNITY FINANCIAL CORP.                         12.18         14.5      18.37            8.66       12,945         12,945
UNITED HERITAGE BANK                                       N/A          N/A        N/A             N/A        7,876          7,876
VALLEY VIEW BANCSHARES, INC.                               N/A          N/A        N/A             N/A       16,349         14,487
WASHINGTON TRUST BANCORP                                 18.29         22.3      31.18           18.81       18,476         18,476
WESTAMERICA BANCORPORATION                               17.24        15.03      17.08            7.62       11,698         11,698
WESTERN SIERRA BANCORP                                   21.76        12.73      13.85            7.22        4,972          4,972
YADKIN VALLEY BANK & TRUST CO.                           32.96        10.89      12.15            5.87       14,586         14,586
ZIONS BANCORPORATION                                       N/A        10.44      11.25            4.28        6,843          6,843

                                                    Target LTM   Target Tot  Target Tot   Target Tot
                                                    Net Income   Assets      Deposits     Core Dep
                                                            $0          $0           $0          $0
THE CONTINUUM COMPANY, L.L.C.                              253      32,199       27,859      23,664
THIRD FEDERAL SAVINGS & LOAN ASSOC. OF CLEVELAND           N/A      42,195       38,068      37,274
TONGANOXIE BANKSHARES, INC.                                407      34,139       25,607      23,418
TRICO BANCSHARES                                         2,013     144,195      130,420     108,884
TRUSTMARK CORPORATION                                    2,138     177,226      152,099     111,338
UMPQUA HOLDINGS CORPORATION                              1,430     113,630       99,380      93,030
UNION COMMUNITY BANCORP                                    377     136,855      100,635      74,000
UNIONBANCAL CORPORATION                                  2,546     208,216      188,800     175,601
UNITED BANCOR, LTD                                       1,561     162,426      147,472     139,963
UNITED COMMUNITY BANCORP                                 1,040     135,393      116,186      90,907
UNITED COMMUNITY BANKS, INC.                               436      74,815       60,764      51,229
UNITED COMMUNITY FINANCIAL CORP.                         1,803     151,466      119,526     104,020
UNITED HERITAGE BANK                                       159      91,528       83,050      61,777
VALLEY VIEW BANCSHARES, INC.                             1,679     194,785      152,979     119,721
WASHINGTON TRUST BANCORP                                 2,124     174,148      124,577     108,235
WESTAMERICA BANCORPORATION                                 920     105,535       92,878      54,617
WESTERN SIERRA BANCORP                                     397      67,873       62,401      50,820
YADKIN VALLEY BANK & TRUST CO.                             783     237,080      212,484     191,351
ZIONS BANCORPORATION                                      -214     100,639       93,356      85,468

                                                                      APPENDIX E



                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 10-KSB

              Annual Report Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934 for the
                       Fiscal Year Ended December 31, 2001

                         COMMISSION FILE NUMBER 0-13397

                            ZACHARY BANCSHARES, INC.
              (Exact name of registrant as specified in its charter)

            LOUISIANA                             72-0981148
(State or other jurisdiction         (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                 4743 MAIN STREET, ZACHARY, LOUISIANA 70791
              (Address of principal executive offices, zip code)

Registrant's telephone number, including area code:  (225)654-2701

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
                         Common Stock, $10.00 Par Value
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, during the past 12 months, (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No .

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or other information statements incorporated by reference in Part III of this Form 10- KSB or any amendments to this Form 10-KSB ______.

The registrant's revenues for the fiscal year ended December 31, 2001 were $8.0 million.

The aggregate market value of the voting stock held by non-affiliates of the registrant was $3,657,740 (182,887 Shares @ $20 per share). For purposes of this computation, shares owned by executive officers, directors and 5% shareholders have been excluded.

As of March 1, 2002, 193,667 shares of Common Stock $10.00 par value, were outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE
Annual Report for Fiscal Year            Part I and Part II
   Ended December 31, 2001
Definitive Proxy Statement for 2002      Part I and Part III
   Annual Meeting of Stockholders

                            10-KSB TABLE OF CONTENTS

PART I:
ITEM 1.   Description of Business                                      E-3
          Supplemental Financial Information:
               Average Balance Sheets and Interest Yield Analysis      E-6
               Interest Differential                                   E-6
               Securities Portfolio                                    E-6
               Loan Portfolio                                          E-6
               Non-Performing Loans                                    E-7
               Summary of Loan Loss Experience                         E-7
               Allowance for Loan Losses                               E-7
               Deposits                                                E-8
               Return on Equity and Assets                             E-9
ITEM 2.   Description of Properties                                    E-9
ITEM 3.   Legal Proceedings                                            E-9
ITEM 4.   Submission of Matters to a VOTE of Security Holders          E-9


PART II:
ITEM 5.   Market for the Registrant's Common Stock
          and Related Stockholder Matters                              E-9
ITEM 6.   Management's Discussion and Analysis of Financial
          Condition and Results of Operations                          E-9
ITEM 7.   Financial Statements and Supplemental Data                   E-10
ITEM 8.   Disagreements with Accountants on Accounting and
          Financial Disclosures                                        E-10


PART III:
ITEM 9.   Directors and Executive Officers of the Registrant           E-10
ITEM 10.  Executive Compensation                                       E-10
ITEM 11.  Security Ownership of Certain Beneficial Owners
          and Management                                               E-10
ITEM 12.  Certain Relationships and Related Transactions               E-10
ITEM 13.  Exhibits, Financial Statement Schedules, and Reports
          on Form 8-K                                                  E-10

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING                    E-11

SIGNATURES                                                             E-12

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

THE REGISTRANT

Zachary Bancshares, Inc., (the "Corporation") was incorporated in Louisiana on October 10, 1983. At the annual shareholders meeting on April 11, 1984, the shareholders of the Bank of Zachary (the "Bank") approved a merger agreement pursuant to which Consolidated Bank of Louisiana, a wholly owned subsidiary of Zachary Bancshares, Inc., was merged into the Bank. On May 17, 1984, the Bank was merged into Consolidated Bank of Louisiana and the surviving Bank, Bank of Zachary, became a wholly owned subsidiary of Zachary Bancshares, Inc., through a one-for-one exchange for all of the outstanding common stock of the Bank. The reorganization was accounted for as pooling- of-interests. Zachary Bancshares, Inc. is now engaged, through its subsidiary, in the banking business. The Bank is the Corporation's principal asset and primary source of revenue.

THE BANK

The Bank of Zachary was incorporated under the laws of the State of Louisiana on March 15, 1904, and was licensed by the Louisiana State Banking Department and commenced operations as a Louisiana State chartered bank on July 2, 1904. The Bank's securities consist of one class of common stock, of which there were 72,000 shares held 100%, by its parent, Zachary Bancshares, Inc. since May 17, 1984.

The Bank presently has a main office at 4743 Main Street, Zachary, East Baton Rouge Parish, Louisiana and two branch offices. One branch is located at 2110 Church Street, Zachary, East Baton Rouge Parish, Louisiana and the second branch is located at 13444 Hooper Road, Baton Rouge, East Baton Rouge Parish, Louisiana.

Bank of Zachary is engaged in primarily the same business operations as any independent commercial bank, with special emphasis in retail banking, including the acceptance of checking and savings deposits, and the making of commercial, real estate, personal, home improvement, automobile and other installment and term loans. It also offers among its services, travelers' cheques, safe deposit boxes, note collection, and other customary bank services to its customers, with the exception of trust services. In addition, the Bank offers drive-up teller services and night depository facilities. Bank of Zachary is insured under the Federal Deposit Insurance Act but is not a member of the Federal Reserve System.

The Bank's loan portfolio consists of three main areas. (1) real estate construction and mortgage loans; (2) loans to individuals for household, family and other consumer expenditures; and (3) commercial and industrial loans. As of December 31, 2001, these three categories accounted for approximately 63%, 9%, and 28%, respectively, of the Bank's loan portfolio. (See Note D to the financial statements for a detailed analysis of the loan portfolio.)

The majority of the Bank's deposits are attracted from individuals and small business-related sources from the market area surrounding our branches. The average deposit balance is relatively small; however, this makes the Bank less subject to the adverse effects from the loss of a substantial depositor who may be seeking higher yields in other markets or have need of money otherwise on deposit in the Bank. In addition to the deposits mentioned above, the Bank is a depository for some local governments as well as other governmental agencies. The time deposit balances of all public funds were $5.2 million and demand deposits of $1.9 million as of December 31, 2001. These depositors are considered by management to be of importance to the Bank. Although no agreement or understanding exists between these customers and the Bank, management has no reason to believe that these deposit balances will substantially decrease or increase. In connection with the deposits of these public funds, the Bank is required to pledge securities to secure such deposits.

As of December 31, 2001, the Bank had a total of 4,683 accounts representing non-interest bearing demand deposits and NOW accounts with a total balance of $29.2 million; 106 accounts representing money market accounts with a total balance of $2.4 million; 2,327 savings accounts with a total balance of $10.5 million; and 1,375 other time deposit accounts with a total balance of $42.9 million. There are no securities held by the Bank that are subject to repurchase agreements.

The Bank holds no patents, registered trademarks, licenses (other than licenses required to be obtained from appropriate bank regulatory agencies), franchises or concessions. There has been no significant change in the kinds of services offered by the Bank during the last three fiscal years.

The Bank has not engaged in any research activities relating to the development of new services or the improvement of existing services except in the normal course of the business activities. The Bank presently has no plans for any new line of business requiring the investment of a material amount to total assets.

Most of the Bank's business originates from within East Baton Rouge Parish, Louisiana; however, some business is obtained from the parishes immediately surrounding East Baton Rouge Parish. There has been no material effect upon the Bank's capital expenditures, earnings, or competitive position as a result of federal, state, or local environmental regulations.

COMPETITION

The financial industry in which the Bank operates is very competitive. The Bank competes with national and state banks, credit unions, savings and loan associations, brokerage firms, investment companies and others for deposits and loans. The Bank's general market area, which is East Baton Rouge Parish and the Feliciana Parishes, has a population approximating 400,000 people. The primary market of the Bank is the City of Zachary with a population of approximately 12,000 people. This is the location of the main office and one of its two branches. The secondary marketing area is the northern portion of East Baton Rouge Parish, where the Central branch is located.

East Baton Rouge Parish, in which the City of Zachary is located, contains in excess of 142 banking offices. In the primary market area, there are four major regional banks aggressively pursuing loans, deposits and other accounts.

Interest rates on loans made and deposits received were mostly deregulated by law in 1983, but are substantially the same among banks operating in the area served. Competition among banks for loan customers is generally governed by such factors as loan terms, interest charges, restrictions on borrowers and compensating balances, and the services offered by the Bank. Competition for deposits is influenced by general and local economic conditions, changes in interest rate pricing, services offered, and convenience of locations. EMPLOYEES As of December 31, 2001, the Bank had 39 full time employees, and 9 part-time employees. Management considers its relationship with the employees to be good.

SUPERVISION AND REGULATION

Zachary Bancshares, Inc., a bank holding company within the meaning of the Bank Holding Company Act of 1956 (the "Act"), as amended, is subject to the provisions of the Act and to regulation by the Board of Governors of the Federal Reserve System (the "Board").

The Act requires Zachary Bancshares, Inc. to file with the Board an annual report containing such information as the Board may require. The Board is authorized by the Act to examine the Corporation and all of its activities. The activities that may be engaged in by the Corporation and its subsidiaries are limited by the Act to those so closely related to banking or managing or controlling banks as to be a proper incident thereto. In determining whether a particular activity is a proper incident to banking or managing or controlling banks, the Board must consider whether its performance by an affiliate of a holding company can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition, or gains in efficiency that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest, or unsound banking practices.

The Board has adopted regulations implementing the provisions of the Act with respect to the activities of bank holding companies. Such regulations reflect a determination by the Board that the following activities are permissible for bank holding companies: (1) making, for its own account or for the account of others, loans such as would be made, for example, by a mortgage, finance or factoring company; (2) operating as an industrial bank; (3) servicing loans; (4) acting as a fiduciary; (5) acting as an investment or financial advisor, including acting in such capacity for a mortgage investment trust or real estate investment trust; (6) leasing personal or real property, where the lease is to serve as the functional equivalent of an extension of credit to the lessee of the property; (7) investing in community welfare corporations or projects; (8) providing bookkeeping and data processing services for a bank holding company and its subsidiaries, or storing and processing certain other banking, financial, or related economic data; (9) acting as an insurance agent, principally insurance issued in connection with extensions of credit by the holding company or any of its subsidiaries; (10) underwriting credit life and credit accident and health insurance related to extensions of credit; (11) providing courier services for documents and papers related to banking transactions; (12) providing management consulting advice to non-affiliated banks; and (13) selling money orders, travelers cheques and U.S. Savings Bonds. In each case, the Corporation must secure the approval of the Board prior to engaging in any of these activities.

Whether or not a particular non-banking activity is permitted under the Act, the Board is authorized to require a holding company to terminate any activity or divest itself of any non-banking subsidiary if in its judgment the activity or subsidiaries would be unsound.

Under the Act and the Board's regulations, a bank holding company and its subsidiaries are prohibited from engaging in certain tie-in arrangements in connection with any extension of credit or provision of any property or services.

In addition to the limitations of Louisiana law with respect to the ownership of banks, as described below, the ownership or control of voting shares of a second bank by a bank holding company such as Zachary Bancshares, Inc. is restricted by the Act unless the prior approval of the Board is obtained. The Act prohibits the Board from approving an application from a bank holding company to acquire shares of a bank located outside the state in which the operations of the holding company's subsidiaries are principally conducted, unless such an acquisition is specifically authorized by statute of the state in which the Bank whose shares are to be acquired is located.

Under the Louisiana Bank Holding Company Act of 1962, as amended (the "Louisiana Act"), one-bank holding companies are authorized to operate in Louisiana provided the activities of the non banking subsidiaries are limited to the ownership of real estate and improvements, computer services, equipment leasing and other directly related banking activities. The Louisiana Act, as amended in 1984, authorizes multi-bank holding companies within the state. The State Commissioner of Financial Institutions is authorized to administer the Louisiana Act by the issuance of orders and regulations.

In addition, Louisiana banking laws were changed in 1985 and 1986 to allow inter parish banking, limited statewide branching began January 1, 1987, and regional banking began July 1, 1987. These changes have allowed Louisiana and the regional banks and other financial institutions to engage in a wider range of activities than were previously allowed to such institutions. Also, effective January 1, 1989, Louisiana's reciprocal interstate banking law allowed bank holding companies domiciled in any state of the United States to acquire Louisiana banks and bank holding companies, if the state in which the bank holding company is domiciled allows Louisiana banks and bank holding companies the same opportunities.

The Bank is subject to regulation and regular examination by the Federal Deposit Insurance Corporation and the Office of Financial Institutions of the State of Louisiana. Applicable regulations relate to reserves, investments, loans, issuance of securities, establishment of branches and other aspects of its operations.

SUPPLEMENTAL FINANCIAL INFORMATION

The following data contains information concerning the business and operations of Zachary Bancshares, Inc. and its subsidiary, Bank of Zachary. This information should be read in conjunction with the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.

AVERAGE BALANCE SHEETS AND INTEREST YIELD ANALYSIS

The following information called for by Item 1 is included in the 2001 Annual Report and is incorporated herein by reference.

     Average Balance Sheets and Interest Rate Analysis for the years ended December 31, 2001 and 2000.

INTEREST DIFFERENTIAL

The following information called for by Item 1 is included in the 2001 Annual Report and is incorporated herein by reference.

     Interest Differential for the year ended December 31, 2001.

SECURITIES PORTFOLIOS

The following information called for by Item 1 is included in the 2001 Annual Report in the section titled "NOTES TO CONSOLIDATED FINANCIAL STATEMENTS", Note C-Securities and is incorporated herein by reference.

     Amortized cost and fair values of securities available for sale at December 31, 2001 and 2000.

LOAN PORTFOLIO

The following information called for by Item 1 is included in the 2001 Annual Report in the section titled "NOTES TO CONSOLIDATED FINANCIAL STATEMENTS", Note D-Loans and is incorporated herein by reference.

     An analysis of the loan portfolio at December 31, 2001 and 2000.

The following table represents the detail maturities and sensitivity of loans to change in interest rates at December 31, 2001 and 2000:

($ in Thousands)
INTEREST RATE                MATURITY                         2001          2000

VARIABLE LOANS 1 YEAR OR LESS:
Commercial Loans                                         $    1,355     $    2,406
Mortgage Loans                                                   57             96
Installment Loans                                                --             --
   TOTAL VARIABLE LOANS 1 YEAR OR LESS                        1,412          2,502

FIXED RATE LOANS 1 YEAR OR LESS:
Commercial Loans                                              6,643          5,412
Mortgage Loans                                               13,502         14,034
Installment Loans                                             2,204          1,819
   TOTAL FIXED RATE LOANS 1 YEAR OR LESS                     22,349         21,265

FIXED RATE LOANS OVER 1 YR THRU 5 YRS:
Commercial Loans                                              8,347         10,378
Mortgage Loans                                               23,440         25,382
Installment Loan                                              2,705          2,504
   TOTAL FIXED RATE LOANS OVER 1 YR THRU 5 YRS               34,492         38,264

FIXED RATE LOANS OVER 5 YEARS:
Commercial Loans                                                 86             86
Mortgage Loans                                                  373            415
Installment Loans                                                 8             18
   TOTAL FIXED RATE LOANS OVER 5 YEARS                          467            519

GRAND TOTAL LOANS                                        $   58,720     $   62,550


NON-PERFORMING LOANS

The following information called for by Item 1 is included in the 2001 Annual Report in the section titled "NOTES TO CONSOLIDATED FINANCIAL STATEMENTS", Note D-Loans and is incorporated herein by reference.

     Impaired loans as of December 31, 2001 and 2000.


SUMMARY OF LOAN LOSS EXPERIENCE
The following table summarizes the allowance for loan losses:

($ in Thousands)

                                                             Year Ended December 31
                                                             2001             2000

Amount of Loans Outstanding at End of Period              $   58,720       $   62,550
Daily Average Amount of Loans                             $   60,849       $   63,047

Balance of Allowance for Loan Losses
  at Beginning of Period                                  $    1,170       $      965

Loans Charged Off:
  Real Estate                                                     --              (13)
  Commercial, Industrial and Agricultural                         --               --
  Individuals and Other Loans                                   (162)             (89)
     Total Loans Charged Off                                    (162)            (102)

Recoveries of Loans previously charged off:
Real Estate                                                       --               --
Commercial, Industrial and Agricultural                           --               --
  Individuals and Others                                          18               26
     Total Recoveries                                             18               26
     Net Loans Charged Off                                      (144)             (76)
Additions to Allowance Charged to Expense                        271              281
Balance at End of Period                                  $    1,297       $    1,170

Ratio of Net Charge-Offs to Total Loans Outstanding              .25%             .12%
Ratio of Net Charge-Offs to Average Loans Outstanding            .24%             .12%

ALLOWANCE FOR LOAN LOSSES

The following information called for by Item 1 included in the 2001 Annual Report in the section titled, "NOTES TO CONSOLIDATED FINANCIAL STATEMENTS", Note A-Summary of Significant Accounting Policies and is incorporated herein by reference.

     Allowance for loan losses methodology

The allowance for loan losses has been allocated as presented below:
($ in Thousands)

                                                     2001            2000
                                                Allowance for   Allowance for
                                                  Loan Losses     Loan Losses

Real Estate Loans                               $        335     $        333
Commercial, Industrial & Agricultural Loans              418              184
Loans to Individuals and Other Loans                      14               12
Unallocated                                              530              641
     Total Allowance for Loan Losses            $      1,297     $      1,170

Management reviews the allowance for loan loss on a monthly basis. We consider historical loss experience as well as economic factors that affect our local economy. Specific risk factors that are inherent with certain types of lending are also considered.

Management's internal Watch List identifies loans requiring special supervision because of unexpected changes in various risk conditions. The Watch List may include both accruing and non-accrual loans. The Watch List is routinely evaluated and may vary dramatically based upon the borrower's status as well as industry and economic trends. Past experience shows that our greatest exposures are in the area of commercial and real estate mortgage loans. Real Estate loans represent 63.5% of the loan portfolio and Commercial, Industrial and Agricultural loans represent approximately 27.7% of the portfolio.

After reviewing these factors and reviewing the loan portfolio through internal procedures, it is management's opinion that current allowance levels are adequate.

DEPOSITS

The average daily balances and average rates paid on deposits for the reported periods are listed below:

($ in Thousands)                     2001                               2000
                           AVERAGE          AVERAGE           AVERAGE          AVERAGE
                           BALANCE         RATE PAID          BALANCE         RATE PAID
Noninterest Bearing
   Demand Deposits       $     19,365               --%     $     19,007               --%
Savings and Now
   Accounts                    20,739             2.24%           21,317             2.92%
Insured Money Market
   Accounts                     1,973             1.92%            2,672             1.95%
Certificates of
   Deposit                     40,666             5.32%           33,576             5.43%
TOTAL DEPOSITS           $     82,743             3.22%     $     76,572             3.26%

Maturities of time deposits of $100,000 or more at December 31, 2001, are summarized below:

($ in Thousands)

            3 Months or Less                             $ 7,611
            Over 3 through 12 Months                      10,458
            Over 12 Months                                 1,540
               TOTAL $100,000 MATURITIES                 $19,609

RETURN ON EQUITY AND ASSETS

The table below summarizes significant financial ratios for the years ended December 31, 2001 and 2000:

                                                2001              2000
Average Total Assets                       $     94,012      $     87,388
Average Stockholders' Equity               $     10,519      $      9,387
Net Income                                 $      1,221      $      1,142
Earnings per Share-Common                  $       6.30      $       5.90
Cash Dividends Paid per Share-Common       $       2.40      $       2.25
Return on Average Total Assets                     1.30%             1.31%
Return on Average Stockholders' Equity            11.61%            12.17%
Dividend Payout Percentage                        38.10%            38.14%
Average Equity to Average Assets                  11.19%            10.74%

ITEM 2.  DESCRIPTION OF PROPERTIES

The Bank owns five pieces of property described below: (a) The Bank's main office facility is located at 4743 Main Street, Zachary, Louisiana. The 2.7155 acres of land for this facility are carried at a cost of $310 thousand and the cost of construction for this 16,333 square feet building was $2.7 million. The building includes the executive offices, operations offices, computer operations and paying and receiving functions. An 1,800 square foot storage building is also on the site. (b) A parcel of land located in East Baton Rouge Parish, Louisiana at 13444 Hooper Road was purchased in 1976 for branch expansion. The lot is being carried at a cost of $18,260 and construction and improvements have totaled $170,310. This branch is known as the Central Branch. (c) Another parcel adjacent to this location was purchased in 1978 at a cost of $55,000. This may be used for future expansion. (d) In 1977 a parcel was purchased at 2210 Highway 64 for a branch site at the cost of $10,000. The construction cost with improvements totaled $75,831. This is known as the Plaza Branch. (e) Another parcel adjacent to this location was purchased later in 1977 at a cost of $6,500 for parking.

ITEM 3.  LEGAL PROCEEDINGS

There are no material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Corporation or a subsidiary is a party of which any of its property is the subject.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of the year ended December 31, 2001.


                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

The Corporation's stock is not listed on any security exchange. Due to the lack of an active trading market, Zachary Bancshares, Inc. does not have the available information to furnish the high and low sales prices or the range of bid and ask quotations for its stock.

The Corporation has 601 stockholders of record as of March 1, 2002.

Cash dividends of $2.40 and $2.25 per share were paid for the years 2001 and 2000. Dividends are payable only out of retained earnings and current earnings. The amount of dividends payable by the Bank may be restricted by law and require regulatory approval.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information called for by ITEM 6 is included in the Corporation's 2001 Annual Report in the Section titled "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA

The following financial statements of the Corporation in its 2001 Annual Report are hereby specifically incorporated by reference.

           AUDITED FINANCIAL STATEMENTS:

              Independent Auditor's Report
              Consolidated Balance Sheets December 31, 2001 and 2000 Consolidated Statements of Income
                 for the years ended December 31, 2001 and 2000
              Consolidated Statements of Changes in
                 Stockholders' Equity for the years ended
                 December 31, 2001 and 2000
              Consolidated Statements of Cash Flows
                 for the years ended December 31, 2001 and 2000
              Notes to Consolidated Financial Statements
                 December 31, 2001 and 2000
              Condensed Consolidated Statements of Income for the Quarter
                 periods in the years ended December 31, 2001 and 2000

ITEM 8. DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

No disagreement with the Corporation's independent accountants on accounting and financial disclosure has occurred during the past 24 months.

                                    PART III

ITEMS 9, 10, 11, and 12

The information required by items 9, 10, 11 and 12, is included in the Corporation's definitive Proxy Statement, for the 2002 Annual Meeting of Stockholders and is incorporated herein by reference.

ITEM 13.  EXHIBITS, AND REPORTS ON FORM 8-K

(a) List of documents filed as part of this Annual Report on Form 10KSB (1) The financial statements of Zachary Bancshares, Inc. in the Corporation's 2001 Annual Report are incorporated by reference in Item 7.
     (2) Other financial statement schedules are either omitted because they are inapplicable or included in the financial statements or related notes.

(b)  Reports on Form 8-K
     There were no reports on Form 8-K filed during the fourth quarter ended December 31, 2001.

(c)  Exhibits

     (3)(i)(ii) Articles of Incorporation and bylaws of Zachary Bancshares, Inc. are incorporated by reference to the Corporation's Registration Statement on Form S-14 filed on February 17, 1986, with the Securities and Exchange Commission.

     (12)         2001 Annual Report of Zachary Bancshares, Inc.

     (21) Subsidiary of the Registrant: Bank of Zachary, incorporated under the laws of the State of Louisiana

     (22) Definitive Proxy Statement for the 2002 Annual Meeting of the Stockholders' of Zachary Bancshares, Inc.

MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING

The management of Zachary Bancshares, Inc. is responsible for the preparation of the financial statements, related financial data and other information in this annual report. The financial statements are prepared in accordance with generally accepted accounting principles and include some amounts that are necessarily based on management's informed estimates and judgments, with consideration given to materiality. All financial information contained in this annual report is consistent with that in the financial statements.

Management fulfills its responsibility for the integrity, objectivity, consistency and fair presentation of the financial statements and financial information through an accounting system and related internal accounting controls that are designed to provide reasonable assurance that assets are safeguarded and that transactions are authorized and recorded in accordance with established policies and procedures. The concept of reasonable assurance is based on the recognition that the cost of a system of internal accounting controls should not exceed the related benefits. As an integral part of the system of internal accounting controls, Zachary Bancshares, Inc. has a professional staff that monitors compliance with and assesses the effectiveness of the system of internal accounting controls and coordinates audit coverage with the independent public accountants.

The Audit Committee of the Board of Directors, composed solely of outside directors, meets periodically with management, and the independent public accountants to review matters relating to financial reporting, internal accounting control and the nature, extent and results of the audit effort. The independent public accountants have direct access to the Audit Committee with or without management present.

The financial statements as of December 31, 2001, were examined by Hannis T. Bourgeois, LLP, independent public accountants, who rendered an independent professional opinion on the financial statements prepared by management.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

             ZACHARY BANCSHARES, INC.



Dated:  March 20, 2002              /s/ Harry S. Morris, Jr.
                                        Harry S. Morris, Jr.
                                        President


Pursuant to the requirements of the Securities Act of 1934, as amended, this report has been signed by the following persons in the capacities indicated on:

Dated:  March 20, 2002

/s/ Russell Bankston                    Chairman and Director
    Russell Bankston

/s/ Rodney Samuel Johnson               Vice Chairman and Director
    Rodney Samuel Johnson

/s/ Harry S. Morris, Jr.                President and Director (Principal
    Harry S. Morris, Jr.                Executive Officer)

/s/ Winston E. Canning                  Secretary and Director
    Winston E. Canning

/s/ J. Larry Bellard                    Treasurer
    J. Larry Bellard

/s/ Hardee M. Brian                     Director
    Hardee M. Brian

/s/ Howard L. Martin, M.D.              Director
    Howard L. Martin, M.D.

/s/ A. C. Mills, III                    Director
    A. C. Mills, III

                                    ZACHARY
                                BANCSHARES, INC.





                                                                            2001
                                                                          Annual
                                                                          Report

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY


                                TABLE OF CONTENTS

 President's Message .............................................................     2
 Independent Auditor's Report ....................................................     3
 Financial Statements:
     Consolidated Balance Sheets December 31, 2001 and 2000 ......................     4
     Consolidated Statements of Income
        for the years ended December 31, 2001 and 2000 ...........................     5
     Consolidated Statements of Changes in Stockholders' Equity for the
        years ended December 31, 2001 and 2000 ...................................     6
     Consolidated Statements of Cash Flows for the years ended
        December 31, 2001 and 2000 ...............................................     7-8
     Notes to Consolidated Financial Statements December 31, 2001 and 2000 .......     9-23
     Condensed Consolidated Balance Sheets December 31, 2001, 2000, 1999,
        1998, and 1997 ...........................................................     24
     Condensed Consolidated Statements of Income for the years ended
        December 31, 2001, 2000, 1999, 1998, and 1997 ............................     24
     Average Balance Sheets and Interest Rate Analysis for the years ended
        December 31, 2001 and 2000 ...............................................     25
     Interest Differential for the year ended December 31, 2001 ..................     26
     Condensed Consolidated Statements of Income for the quarter periods
        in the years ended December 31, 2001 and 2000 ............................     27
Management's Discussion and Analysis .............................................     28-32
Officers .........................................................................     33
Board of Directors ...............................................................     33
Bank Locations ...................................................................     33

                            ZACHARY BANCSHARES, INC.



                                             March 21, 2002

Dear Shareholders:

Zachary Bancshares, Inc. had income of $1,221,000 in 2001 as compared to $1,142,000 in 2000. Our Board of Directors paid a cash dividend of $2.40 per share in 2001 as compared to $2.25 per share in 2000 and our 2001 return on average equity was 11.61%.

The Bank's total assets increased from $90,122,000 as of December 31, 2000 to $96,714,000 as of December 31, 2001. Total deposits increased from $79,267,000 in 2000 to $85,074,000 in 2001.

Zachary has finally received approval to set up its own school system by the fall of 2003. This should be a tremendous boost to our economy in that it will attract people who want to live in a community with a stable and quality public school system while still enjoying the benefits of living near Baton Rouge.

Beaver Creek Golf Course and the Copper Mill Golf Club are due to open in 2002. Each golf course will have residential lots surrounding them and should attract new people to our community. The increase in population will in turn attract more commercial businesses to Zachary. All of this growth should help the Bank in the form of new deposits and loans.

During 2002, the Bank will install the Intercept computer software system. This is a superior system to what we have now and will provide many new enhancements. The new teller system includes excellent controls and audit trails, while providing more decision making data for the tellers, and improved customer service capabilities. Our statement imaging equipment will allow us to mail images rather than physical checks in our customer's statements. This will reduce our postage expense and processing time. Our loans can be processed much faster because the new system interfaces into the loan system and pre-fills customer information in the loan documents. The statement imaging system also allows more bank personnel to view a customer's transactions at their work stations and help them with their banking needs. These are just a few of what our new capabilities will be, as we implement this new system.

I would like to thank our Directors, Officers and employees for their efforts in making 2001 another good year and to you our shareholders for your continued support.

                                             Sincerely,

                                             /s/ HARRY S. MORRIS, JR.

                                             Harry S. Morris, Jr.
                                             President

                          REPORT OF INDEPENDENT AUDITOR
                            HANNIS T. BOURGEOIS, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                          2322 TREMONT DRIVE, SUITE 200
                              BATON ROUGE, LA 70809



                                               January 9, 2002

To the Shareholders
and Board of Directors
Zachary Bancshares, Inc. and Subsidiary
Zachary, Louisiana

We have audited the accompanying Consolidated Balance Sheets of Zachary Bancshares, Inc. and Subsidiary as of December 31, 2001 and 2000, and the related Consolidated Statements of Income, Changes in Stockholders' Equity and Cash Flows for the years then ended. These financial statements are the responsibility of The Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zachary Bancshares, Inc. and Subsidiary as of December 31, 2001 and 2000, and the results of their operations, changes in their stockholders' equity and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                               Respectfully submitted,


                                               /s/ HANNIS T. BOURGEOIS, LLP

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS

                           December 31, 2001 and 2000
                                ($ in Thousands)

                                     ASSETS
                                                        2001            2000
                                                     ---------       ----------
Cash and Due from Banks                              $   2,719       $    2,785
Interest Bearing Deposits in Other Institutions             33               24
Reserve Funds Sold                                         925            6,950
Securities Available for Sale (Amortized
   Cost of $31,025 and $14,346)                         31,249           14,333

Loans                                                   58,720           62,550
   Less: Allowance for Loan Losses                      (1,297)          (1,170)
                                                     ---------       ----------
                                                        57,423           61,380

Bank Premises and Equipment                              3,557            3,888
Other Real Estate                                           28               --
Accrued Interest Receivable                                602              548
Other Assets                                               178              214
                                                     ---------       ----------


     TOTAL ASSETS                                    $  96,714       $   90,122
                                                     =========       ==========
                                  LIABILITIES
Deposits
   Noninterest Bearing                               $  18,370       $   17,420
   Interest Bearing                                     66,704           61,847
                                                     ---------       ----------
                                                        85,074           79,267
Accrued Interest Payable                                   207              258
Other Liabilities                                          116              194
                                                     ---------       ----------
   TOTAL LIABILITIES                                    85,397           79,719

                              STOCKHOLDERS' EQUITY
Common Stock - $10 par value;
   authorized 2,000,000 shares; issued
   216,000 shares                                        2,160            2,160
Surplus                                                  1,480            1,480
Retained Earnings                                        7,976            7,219
Accumulated Other Comprehensive Income (Loss)              148               (9)
Treasury Stock - 22,333 Shares, at Cost                   (447)            (447)
                                                     ---------       ----------

   TOTAL STOCKHOLDERS' EQUITY                           11,317           10,403
                                                     ---------       ----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  96,714       $   90,122
                                                     =========       ==========



The accompanying notes are an integral part of these financial statements

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME

                 for the years ended December 31, 2001 and 2000
                     ($ in Thousands except per share data)

                                                 2001              2000
                                             ------------      ------------
INTEREST INCOME:
   Interest and Fees on Loans                $      5,402      $      5,691
   Interest on Securities                           1,174               998
   Other Interest Income                              301               185
                                             ------------      ------------
      TOTAL INTEREST INCOME                         6,877             6,874

INTEREST EXPENSE:
   Interest Expense on Deposits                     2,665             2,500
   Interest Expense on Borrowings                      --                63
                                             ------------      ------------
      TOTAL INTEREST EXPENSE                        2,665             2,563

      NET INTEREST INCOME                           4,212             4,311

PROVISION FOR LOAN LOSSES                             271               281
                                             ------------      ------------
   NET INTEREST INCOME AFTER
      PROVISION FOR LOAN LOSSES                     3,941             4,030

OTHER INCOME:
   Service Charges on Deposit Accounts                656               618
   Gain on Sales of Premises & Equipment               --                 1
   Gain on Sale/Call of Securities                     34                --
   Other Operating Income                             413               245
                                             ------------      ------------
      TOTAL OTHER INCOME                            1,103               864
                                             ------------      ------------
      INCOME BEFORE OTHER EXPENSES                  5,044             4,894

OTHER EXPENSES:
   Salaries and Employee Benefits                   1,799             1,800
   Occupancy Expense                                  244               238
   Equipment Expense                                  461               400
   Net Other Real Estate Expense                     (220)             (148)
   Other Operating Expenses                           908               867
                                             ------------      ------------
      TOTAL OTHER EXPENSES                          3,192             3,157
                                             ------------      ------------
      INCOME BEFORE INCOME TAXES                    1,852             1,737
APPLICABLE INCOME TAX                                 631               595
                                             ------------      ------------
      NET INCOME                             $      1,221      $      1,142
                                             ============      ============

PER SHARE
      NET INCOME                             $       6.30      $       5.90
                                             ============      ============
      CASH DIVIDENDS                         $       2.40      $       2.25
                                             ============      ============



The accompanying notes are an integral part of these financial statements.

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)

                                                                                    ACCUMULATED
                                                                                       OTHER                           TOTAL
                                       COMMON                         RETAINED     COMPREHENSIVE     TREASURY      STOCKHOLDERS'
                                       STOCK          SURPLUS         EARNINGS     INCOME (LOSS)      STOCK           EQUITY
                                    ------------    ------------    ------------   ------------    ------------    ------------
BALANCES, JANUARY 1, 2000           $      2,160    $      1,480    $      6,513   $       (293)   $       (447)   $      9,413

Comprehensive Income:
   Net Income                                                              1,142                                          1,142
   Change in Unrealized
        Gain (Loss) on Securities
        Available for Sale                                                                  284                             284
    Less: Reclassification
        Adjustment                                                                           --                              --
                                                                                                                   ------------
Total Comprehensive Income                                                                                                1,426

Cash Dividends                                                              (436)                                          (436)
                                    ------------    ------------    ------------   ------------    ------------    ------------

BALANCES, DECEMBER 31, 2000         $      2,160    $      1,480    $      7,219   $         (9)   $       (447)   $     10,403

Comprehensive Income:
   Net Income                                                              1,221                                          1,221
   Change in Unrealized
        Gain (Loss) on Securities
        Available for Sale                                                                  191                             191
   Less: Reclassification
       Adjustment                                                                           (34)                            (34)
                                                                                                                   ------------

Total Comprehensive Income                                                                                                1,378

Cash Dividends                                                              (464)                                          (464)
                                    ------------    ------------    ------------   ------------    ------------    ------------

BALANCES, DECEMBER 31, 2001         $      2,160    $      1,480    $      7,976   $        148    $       (447)   $     11,317
                                    ============    ============    ============   ============    ============    ============




The accompanying notes are an integral part of these financial statements.

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)


                                                                2001            2000
                                                            ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Income                                                $      1,221    $      1,142
  Adjustments to Reconcile Net Income to
      Net Cash Provided by Operating Activities:
      Deferred Tax Benefit                                           (31)            (34)
      Provision for Loan Losses                                      271             281
      Provision for Depreciation and Amortization                    389             328
      Stock Dividends on Federal Home Loan Bank Stock                (16)            (34)
      Net Amortization (Accretion) of Securities                       6             (23)
      Gain on Sale of Other Real Estate                             (221)           (151)
      Gain on Sales of Bank Premises & Equipment                      --              (1)
      Gain on Sale/Call of Securities                                (34)             --
      (Increase) Decrease in Accrued  Interest Receivable            (54)            (46)
      (Increase) Decrease in Other Assets                            (12)            (25)
      Increase (Decrease) in Accrued Interest Payable                (51)             64
      Increase (Decrease) in Other Liabilities                       (79)             73
                                                            ------------    ------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                          1,389           1,574

CASH FLOWS FROM INVESTING ACTIVITIES:

Net (Increase) Decrease in Reserve Funds Sold                      6,025          (5,525)
Purchases of Securities Available for Sale                       (25,860)           (969)
Maturities or Calls of Securities Available for Sale               7,500           1,500
Principal Payments on Mortgage Backed Securities                   1,726           1,055
Net Decrease (Increase) in Loans                                   3,658          (1,374)
Purchases of Premises and Equipment                                  (59)            (59)
Proceeds from Sales of Other Real Estate                             221             151
Proceeds from Sale of Bank Premises & Equipment                       --               1
                                                            ------------    ------------

NET CASH USED IN INVESTING ACTIVITIES                             (6,789)         (5,220)






                                   (CONTINUED)

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (CONTINUED)
                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)


                                                             2001            2000
                                                         ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    (Decrease) in Borrowed Funds                                   --          (2,000)
    Net Increase (Decrease) in Demand Deposits,
        NOW Accounts and Savings Accounts                       1,869          (1,890)
    Net Increase (Decrease) in Certificates of Deposit          3,938           7,591
    Cash Dividends                                               (464)           (436)
                                                         ------------    ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                       5,343           3,265

    Net (Decrease) in Cash and Cash Equivalents                   (57)           (381)

    Cash and Cash Equivalents -
         Beginning of Year                                      2,809           3,190
                                                         ------------    ------------
    Cash and Cash Equivalents -
         End of Year                                     $      2,752    $      2,809
                                                         ============    ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Noncash Investing Activities:

        Change in Unrealized Gain or (Loss)
             On Securities Available for Sale            $        238    $        429
                                                         ============    ============
        Change in Deferred Tax Effect on
             Unrealized Gain or (Loss) on Securities
             Available for Sale                          $         81    $        146
                                                         ============    ============
        Other Real Estate Acquired
             in Settlement of Loans                      $         28    $         --
                                                         ============    ============
   Cash Payments for:
        Interest Paid on Deposits                        $      2,716    $      2,437
                                                         ============    ============
        Income Tax Payments                              $        637    $        626
                                                         ============    ============




The accompanying notes are an integral part of these financial statements.

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

         The accounting principles followed by Zachary Bancshares, Inc. and its wholly owned Subsidiary, Bank of Zachary, are those that are generally practiced within the banking industry. The methods of applying those principles conform to generally accepted accounting principles and have been applied on a consistent basis. The principles, which significantly affect the determination of financial position, results of operations, changes in stockholders' equity and cash flows are summarized below.

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of Zachary Bancshares, Inc. (The Company), and its wholly owned subsidiary, Bank of Zachary (The Bank). All material intercompany accounts and transactions have been eliminated. Certain reclassifications to previously published financial statements have been made to comply with current reporting requirements.

ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

         The Bank's loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although The Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent on local economic conditions.

         While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require The Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

SECURITIES

         Securities classified as held to maturity are those debt securities The Bank has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. Securities classified as trading are those securities held for resale in anticipation of short-term market movements. The Bank had no securities classified as held to maturity or trading at December 31, 2001 or 2000.

         Securities classified as available for sale are those debt securities that The Bank intends to hold for an indefinite period of time but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of The Bank's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in stockholders' equity, net of the related deferred tax effect. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

LOANS

         Loans are stated at principal amounts outstanding, less the allowance for loan losses. Interest on commercial and individual loans is accrued daily based on the principal outstanding.

         Generally, The Bank discontinues the accrual of interest income when a loan becomes 90 days past due as to principal or interest. When a loan is placed on non-accrual status, previously recognized but uncollected interest is reversed to income or charged to the allowance for loan losses. Subsequent cash receipts on non-accrual loans are accounted for on the cost recovery method, until the loans qualify for return to accrual status. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured. The Bank classifies loans as impaired if, based on current information and events, it is probable that The Bank will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Impairment is measured on a loan-by-loan basis by either the present value of the expected future cash flows discounted at the loan's effective interest rate or the loan's observable market price or based on the fair value of the collateral if the loan is collateral-dependent.

ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses is maintained at a level that in management's judgment is adequate to absorb credit losses inherent in the loan portfolio. The allowance for loan losses is based upon management's review and evaluation of the loan portfolio. Factors considered in the establishment of the allowance for loan losses include management's evaluation of specific loans; the level and composition of classified loans; historical loss experience; results of examinations by regulatory agencies; an internal asset review process; expectations of future economic conditions and their impact on particular borrowers; and other judgmental factors. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows.

         Although management uses available information to recognize losses on loans, because of uncertainties associated with local economic conditions, collateral values, and future cash flows on impaired loans, it is reasonably possible that a material change could occur in the allowance for loan losses in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

         The allowance for loan losses is based on estimates of potential future losses, and ultimate losses may vary from the current estimates. These estimates are reviewed periodically and as adjustments become necessary, the effect of the change in estimate is charged to operating expenses in the period incurred. All losses are charged to the allowance for loan losses when the loss actually occurs or when management believes that the collection of the principal is unlikely. Recoveries are credited to the allowance at the time of recovery.

BANK PREMISES AND EQUIPMENT

         Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is provided at rates based upon estimated useful service lives using the straight-line method for financial reporting purposes and accelerated methods for income tax reporting.

         The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal and the resulting gains or losses are included in current operations.

         Expenditures for maintenance and repairs are charged to operations as incurred. Cost of major additions and improvements are capitalized.

OTHER REAL ESTATE

         Other real estate is comprised of properties acquired through foreclosure or negotiated settlement. The carrying value of these properties is lower of cost or fair value, minus estimated costs to sell. Loan losses arising from the acquisition of these properties are charged against the allowance for loan losses. Any subsequent market reductions required are charged to Net Other Real Estate Expense. Revenues and expenses associated with maintaining or disposing of foreclosed properties are recorded during the period in which they are incurred.

INCOME TAXES

         The provision for income taxes is based on income as reported in the financial statements. Also, certain items of income and expenses are recognized in different time periods for financial statement purposes than for income tax purposes. Thus provisions for deferred taxes are recorded in recognition of such timing differences.

         Deferred taxes are provided utilizing a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences.

         Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         The Company and its subsidiary file a consolidated federal income tax return. In addition, The Company in accordance with state statutes files a Louisiana state income tax return.

EARNINGS PER COMMON SHARE

         Basic EPS is computed by dividing income applicable to common shares by the weighted average shares outstanding; no dilution for any potentially convertible shares is included in the calculation. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. At December 31, 2001, The Company had no convertible shares or other contracts to issue common stock. The weighted average number of shares of common stock used to calculate basic EPS was 193,667 for the years ended December 31, 2001 and 2000, respectively.

STATEMENTS OF CASH FLOWS

         For purposes of reporting cash flows, cash and cash equivalents includes cash and due from banks, and interest bearing deposits in other institutions.

COMPREHENSIVE INCOME

         Components of comprehensive income are revenues, expenses, gains and losses that under GAAP are included in comprehensive income but excluded from net income. The components of comprehensive income are disclosed in the Statements of Changes in Stockholders' Equity for all periods presented.

NOTE B - CASH AND DUE FROM BANKS -

         The Bank is required by federal law to maintain cash reserve balances. The average cash reserve balance required for 2001 and 2000 was $718 thousand and $685 thousand, respectively.

NOTE C - SECURITIES -

         Amortized costs and fair values of securities available for sale at December 31, 2001 and 2000 are summarized as follows:

($ In Thousands)

                                                           2001
                               -------------------------------------------------------------
                                                  GROSS           GROSS
                                 AMORTIZED      UNREALIZED      UNREALIZED          FAIR
                                   COST           GAINS           LOSSES            VALUE
                               ------------    ------------    ------------     ------------
 U.S. Government
     Agency Securities         $     16,134    $        260    $        (78)    $     16,316
 Mortgage-Backed Securities          14,228             112             (70)          14,270
 Equity Securities                      663              --              --              663
                               ------------    ------------    ------------     ------------

     TOTAL                     $     31,025    $        372    $       (148)    $     31,249
                               ============    ============    ============     ============



                                                           2000
                              -------------------------------------------------------------
                                                 GROSS           GROSS
                               AMORTIZED       UNREALIZED      UNREALIZED         FAIR
                                 COST            GAINS           LOSSES           VALUE
                              ------------    ------------    ------------     ------------
U.S. Government
    Agency Securities         $      9,499    $         24    $       (105)    $      9,418
Mortgage-Backed Securities           4,130              69              (1)           4,198
Collateralized Mortgage
    Obligations                         70              --              --               70
Equity Securities                      647              --              --              647
                              ------------    ------------    ------------     ------------

     Total                    $     14,346    $         93    $       (106)    $     14,333
                              ============    ============    ============     ============

         The amortized cost and fair values of securities available for sale as of December 31, 2001 by contractual maturity are shown below. Maturities may differ from contractual maturities in mortgage-backed securities and collateralized mortgage obligations because the mortgages underlying the securities may be called or repaid without any penalties. Therefore, these securities are not included in the maturity categories in the following maturity summary.


                                     AMORTIZED         FAIR
($ In Thousands)                       COST            VALUE
                                   ------------    ------------
After One but within Five Years    $      1,498    $      1,566
After Five but within Ten Years           5,642           5,735
After Ten Years                           8,994           9,015
                                   ------------    ------------
                                   $     16,134    $     16,316
                                   ============    ============

         Securities available for sale with a carrying value of $9.6 million and $10.3 million at December 31, 2001 and 2000, were pledged as collateral on public deposits and for other purposes as required or permitted by law.

         The Bank has invested in Federal Home Loan Bank and First National Bankers Bankshares Stock, which are included in Equity Securities and reflected at cost in these financial statements. The Bank is required to hold FHLB stock in order to have access to the funding products offered by the FHLB. The cost of these securities approximates fair value at December 31, 2001 and 2000.

         Gross realized gains from the sale or call of securities for the years ended December 31, 2001 and 2000 are as follows:


($ In Thousands)                        2001           2000
                                    ------------    ------------
Realized Gains                      $         34    $         --
                                    ------------    ------------
                                    $         34    $         --
                                    ============    ============

NOTE D - LOANS -

         An analysis of the loan portfolio at December 31, 2001 and 2000, is as follows:


                                        2001           % OF              2000           % OF
($ In Thousands)                      BALANCES         LOANS           BALANCES         LOANS
                                    ------------    ------------     ------------    ------------
Real Estate Loans - Mortgage        $     32,973           56.16%    $     34,882           55.77%
Real Estate Loans - Construction           4,301            7.32            4,791            7.66
Commercial and Industrial Loans           16,260           27.69           18,254           29.18
Loans to Farmers                              18             .03               26             .04
Loans to Individuals                       4,867            8.29            4,341            6.94
All Other Loans                              301             .51              256             .41
                                    ------------    ------------     ------------    ------------
Total Loans                         $     58,720          100.00%    $     62,550          100.00%
                                    ============    ============     ============    ============

         Impaired loans having recorded investments of $1,249 thousand at December 31, 2001 have been recognized in conformity with SFAS No. 114 as amended by SFAS No. 118. Impaired loans at December 31, 2000 were $656 thousand. The allowance for loan losses related to these loans was $399 thousand at December 31, 2001 and $131 thousand at December 31, 2000. Interest recognized on impaired loans totaled $9 thousand and $26 thousand for the years ended December 31, 2001 and 2000, respectively. All non-accrual loans were considered impaired at December 31, 2001 and 2000.

         The Bank is permitted under the laws of the State of Louisiana to make extensions of credit to its executive officers, directors and their affiliates in the ordinary course of business. An analysis of the aggregate of these loans for December 31, 2001 and 2000 are as follows:


($ In Thousands)                           2001            2000
                                        -----------     -----------
Balance - Beginning of Year             $       616     $       499
New Loans                                        70             661
Repayments                                     (120)           (544)
                                        -----------     -----------
Balance - End of Year                   $       566     $       616
                                        ===========     ===========

NOTE E - ALLOWANCE FOR LOAN LOSSES -

         Following is a summary of the activity in the allowance for loan losses:


    ($ In Thousands)                                           2001               2000
                                                           ------------      ------------
    Balance - Beginning of Year                            $      1,170      $        965
    Current Provision from Income                                   271               281
    Recoveries of Amounts Previously Charged Off                     18                26
    Amounts Charged Off                                            (162)             (102)
                                                           ------------      ------------
    Balance - End of Year                                  $      1,297      $      1,170
                                                           ============      ============

Ratio of Allowance for Loan Losses
    To Impaired Loans at End of Year                             103.84%           178.18%

Ratio of Allowance for Loan Losses to
    Loans Outstanding at End of Year                               2.21%             1.87%

Ratio of Net Loans Charged Off to Average
    Loans Outstanding for the year                                  .24%              .12%

NOTE F - BANK PREMISES AND EQUIPMENT -

         Bank premises and equipment costs and the related accumulated depreciation at December 31, 2001 and 2000, are as follows:


($ In Thousands)                                        ACCUMULATED
                                         ASSET COST     DEPRECIATION        NET
                                        ------------    ------------    ------------
DECEMBER 31, 2001:
   LAND                                 $        400    $         --    $        400
   BANK PREMISES                               3,007             316           2,691
   FURNITURE AND EQUIPMENT                     2,097           1,631             466
                                        ------------    ------------    ------------
                                        $      5,504    $      1,947    $      3,557
                                        ============    ============    ============
December 31, 2000:
   Land                                 $        400    $         --    $        400
   Bank Premises                               2,965             240           2,725
   Furniture and Equipment                     2,081           1,318             763
                                        ------------    ------------    ------------
                                        $      5,446    $      1,558    $      3,888
                                        ============    ============    ============


         The provision for depreciation charged to operating expenses was $389 thousand and $328 thousand respectively, for the years ended December 31, 2001 and 2000.

NOTE G - DEPOSITS -

         Following is a detail of deposits as of December 31, 2001 and 2000:


($ In Thousands)                             2001            2000
                                         ------------    ------------
Noninterest Bearing Accounts             $     18,370    $     17,420
NOW and Super NOW Accounts                     10,789          12,447
Money Market Accounts                           2,494           2,183
Savings Accounts                               10,529           8,263
Certificates of Deposit Over $100,000          19,609          17,656
Other Certificates of Deposit                  23,283          21,298
                                         ------------    ------------
                                         $     85,074    $     79,267
                                         ============    ============

         Following is a detail of certificate of deposit maturities as of December 31, 2001:


($ In Thousands)

December 31, 2002                       $    37,389
December 31, 2003                             3,356
December 31, 2004                             1,099
December 31, 2005                               640
December 31, 2006 & After                       408
                                        -----------
    Total Certificates of Deposit       $    42,892
                                        ===========

         Interest expense on certificates of deposit over $100 thousand for the years ended December 31, 2001 and 2000, amounted to $989 thousand and $879 thousand, respectively.

         Public fund deposits at December 31, 2001 and 2000, were $7.2 million and $8.6 million, respectively.

NOTE H - STOCKHOLDERS' EQUITY AND REGULATORY MATTERS -

         Stockholders' Equity of The Company includes the undistributed earnings of The Bank. The Company pays dividends from its assets, which are provided primarily by dividends from The Bank. Dividends are payable only out of retained earnings and current earnings of The Company.

         Certain restrictions exist regarding the ability of The Bank to transfer funds to The Company in the form of cash dividends. Louisiana statutes require approval to pay dividends in excess of a state bank's earnings in the current year plus retained net profits for the preceding year. As of January 1, 2002, The Bank had retained earnings of $8.5 million of which $1.4 million was available for distribution without prior regulatory approval.

         The Company and The Bank are subject to various regulatory capital requirements administered by federal and state banking agencies. Failure to meet minimum regulatory capital requirements can initiate certain mandatory, and possible additional discretionary actions by regulators that if undertaken, could have a direct material affect on both The Company's and The Bank's financial statements. Under the capital adequacy guidelines and the regulatory framework for prompt corrective action, The Company and The Bank must meet specific capital guidelines involving quantitative measures of assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Company and The Bank's capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weightings and other factors. Prompt corrective action provisions are not applicable to Bank holding companies.

         Quantitative measures established by regulation to ensure capital adequacy require The Company and The Bank to maintain minimum amounts and ratios. As detailed below, as of December 31, 2001 and 2000, The Company and The Bank met all of the capital requirements to which they are subject. As of December 31, 2001 and 2000, The Bank was categorized as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since the most recent notification that management believes have changed the prompt corrective action category.

         Following is a summary of capital ratios of the Bank at December 31, 2001 and 2000. The ratios presented for The Bank do not differ from ratios for The Company (consolidated) at December 31, 2001 and 2000.

                                                                                 TO BE WELL
                                                                              CAPITALIZED UNDER
                                         ACTUAL      REQUIRED FOR CAPITAL     PROMPT CORRECTIVE
                                         RATIOS        ADEQUACY PURPOSES      ACTION PROVISIONS
                                        --------     --------------------     -----------------
AS OF DECEMBER 31, 2001:

TOTAL CAPITAL
(TO RISK-WEIGHTED ASSETS)                20.63%              8.00%                 10.00%

TIER I CAPITAL
(TO RISK-WEIGHTED ASSETS)                19.37%              4.00%                  6.00%

TIER I LEVERAGED CAPITAL
(TO AVERAGE ASSETS)                      10.96%              4.00%                  5.00%



                                                                                     TO BE WELL
                                                                                  CAPITALIZED UNDER
                                             ACTUAL       REQUIRED FOR CAPITAL    PROMPT CORRECTIVE
                                             RATIOS        ADEQUACY PURPOSES      ACTION PROVISIONS
                                            --------      --------------------    -----------------
As of December 31,2000:

Total Capital
(To Risk-Weighted Assets)                    18.36%              8.00%                 10.00%

Tier I Capital
(To Risk-Weighted Assets)                    17.11%              4.00%                  6.00%

Tier I Leveraged Capital
(To Average Assets)                          11.08%              4.00%                  5.00%

         Under current regulations, the amount The Bank may loan to its Parent may not exceed 10% of the Bank's capital and surplus. There were no loans outstanding at December 31, 2001 and 2000.

NOTE I - EMPLOYEE BENEFIT PLANS -

         The Bank has two plans which provide employee retirement benefits. The Bank has a defined contribution Profit Sharing 401K Plan Trust and a Money Purchase Retirement Plan. Each year the Board of Directors of The Bank determines the total contribution to the plans.

         The provisions of the Profit Sharing 401K Plan include two components, the 401K component and the Profit Sharing component. The 401K component allows eligible employees to voluntarily contribute 1% to 15% of gross regular pay to the plan. The Bank matched one half of the employee's contribution to the first of 7% of gross regular pay in 2001 and 2000. The Profit Sharing component receives an optional allocation determined by the Board of Directors.

         Under the provisions of the Money Purchase Retirement Plan, The Bank makes a contribution of 3.50% of pay for each eligible employee. No contribution is required by eligible participants of the plan.

         The contributions charged to retirement expense for the plans in 2001 and 2000 are shown below:


($ In Thousands)                               2001             2000
                                            -----------      -----------
401K Bank Match                             $        37      $        33
Profit Sharing Contribution                          27               30
Money Purchase Plan Contribution                     42               38
                                            -----------      -----------
           Total Retirement Expense         $       106      $       101
                                            ===========      ===========

NOTE J - OTHER OPERATING EXPENSES -

         An analysis of Other Operating Expenses for the years ended December 31, 2001 and 2000, is as follows:


($ In Thousands)                             2001             2000
                                          -----------      -----------
Data Processing                           $       134      $       106
Computer and Office Expenses                      163              156
Professional Fees                                 209              180
State Tax on Equity                               101              111
Other                                             301              314
                                          -----------      -----------
    Total Other Operating Expenses        $       908      $       867
                                          ===========      ===========

NOTE K - INCOME TAX -

         The total provision for income taxes charged to income amounted to $631 thousand and $595 thousand for 2001 and 2000, respectively. The provisions represent effective tax rates of 34% in 2001 and 2000.

         Following is a reconciliation between income tax expense based on the federal statutory tax rates and income taxes reported in the statements of income.



($ In Thousands)                             2001             2000
                                          -----------      -----------
Income Taxes Based on Statutory
    Rate - 34% in 2001 and 2000           $       629      $       591
Other - Net                                         2                4
                                          -----------      -----------
                                          $       631      $       595
                                          ===========      ===========

         The components of consolidated income tax expense are:


                                             2001               2000
                                          -----------       -----------
Provision for Current Taxes               $       662       $       629
(Credit) for Deferred Taxes                       (31)              (34)
                                          -----------       -----------
                                          $       631       $       595
                                          ===========       ===========

         A deferred income tax asset of $44 thousand and $94 thousand is included in other assets at December 31, 2001 and 2000, respectively.

         The deferred tax provision (credit) consists of the following timing differences:


($ In Thousands)                                            2001               2000
                                                        ------------       ------------
Accumulated Depreciation for Tax Reporting
    In Excess of Amount for Financial Reporting         $        (31)      $         10

Provision for Loan Losses for Financial
    Reporting in Excess of Amount for Tax                        (39)               (74)

Accretion Income for Tax Reporting in
    Excess of Financial Reporting                                (10)                 9

Hospitalization Expense for Financial Reporting
    in Excess of Amount for Tax Reporting                         29                  2

Write Down of Other Real Estate for Financial
    reporting purposes in Excess of amount of
    tax reporting purposes                                        13                  9

FHLB Dividends for financial reporting
    Purposes in excess of the amount for
    Tax reporting purposes                                         7                 10
                                                        ------------       ------------
                                                        $        (31)      $        (34)
                                                        ============       ============


         The net deferred tax asset consists of the following components at December 31, 2001 and 2000:


($ in Thousands)                                   2001                2000
                                                ------------       ------------
Depreciation                                    $        (44)      $        (75)
Provision for Loan Losses                                188                149
Accretion Income                                          (2)               (12)
Self-Insured Hospitalization Plan                         --                 29
Write Down of Other Real Estate                            7                 20
FHLB Stock Dividends                                     (29)               (22)
Unrealized (Gain) Loss on Securities
        Available for Sale                               (76)                 5
                                                ------------       ------------
              Total Deferred Tax Asset          $         44       $         94
                                                ============       ============


NOTE L - OFF-BALANCE-SHEET INSTRUMENTS -

         The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and letters of credit. These instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheets.

         The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and letters of credit is represented by the contractual amount of those instruments. The Bank uses the same credit policies in making commitments and conditional obligations as they do for on-balance-sheet instruments.

         In the normal course of business The Bank has made commitments to extend credit of $7.4 million as of December 31, 2001. Commitments as of December 31, 2001 include unfunded loan commitments aggregating $7.2 million and letters of credit of $159 thousand.

         The Bank maintains two open lines of credit to assist in the management of short-term liquidity. The first is with its correspondent bank, First National Bankers Bank and totals $2.5 million. The second is with the Federal Home Loan Bank of Dallas and has approximately $8.0 million available at December 31, 2001. If funded, this line would be secured by investments in FHLB Capital Stock and certain loans qualifying as collateral. Qualifying loans totaled approximately $33 million at December 31, 2001. There were no funds drawn on either of these two lines of credit at December 31, 2001 or 2000.

NOTE M - FAIR VALUE OF FINANCIAL INSTRUMENTS -

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         Cash and Short-Term Investments - For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

         Securities - Fair value of securities held to maturity and available for sale is based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

         Loans - The fair value for loans is estimated using discounted cash flow analyses, with interest rates currently being offered for similar loans to borrowers with similar credit rates. Loans with similar classifications are aggregated for purposes of the calculations. The allowance for loan loss, which was used to measure the credit risk, is subtracted from loans.

         Deposits - The fair value of demand deposits, savings account, and certain money market deposits is the amount payable at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using discounted cash flow analyses, with interest rates currently offered for deposits of similar remaining maturities.

         Commitments to Extend Credit and Standby Letters of Credit - The fair values of commitments to extend credit and standby letters of credit do not differ significantly from the commitment amount and are therefore omitted from this disclosure.

         The estimated approximate fair values of The Bank's financial instruments as of December 31, 2001 and 2000 are as follows:

                                                         2001
                                            ------------------------------
                                              CARRYING
                                               AMOUNT             FAIR
                                            ------------      ------------
 Financial Assets:
    Cash and Short-Term Investments         $      3,677      $      3,677
    Securities                                    31,249            31,249
    Loans-Net                                     57,423            56,368
                                            ------------      ============
                                            $     92,349      $     91,294
                                            ============      ============
Financial Liabilities:
    Deposits                                $     85,074      $     82,728
                                            ============      ============


                                                        2000
                                           ------------------------------
                                             CARRYING            FAIR
                                              AMOUNT             VALUE
                                           ------------      ------------
Financial Assets:
    Cash and Short-Term Investments        $      9,759      $      9,759
    Securities                                   14,333            14,333
    Loans-Net                                    61,380            60,161
                                           ------------      ------------
                                           $     85,472      $     84,253
                                           ============      ============
Financial Liabilities:
    Deposits                               $     79,267      $     76,954
                                           ============      ============

NOTE N - CONCENTRATIONS OF CREDIT -

         The majority of The Bank's business activities are with customers in The Bank's market area, which consists primarily of East Baton Rouge and adjacent parishes. The majority of such customers are depositors of The Bank. The concentrations of credit by type of loan are shown in Note D. Most of The Bank's credits are to individuals and small businesses secured by real estate. The Bank, as a matter of policy, does not extend credit to any single borrower or group of related borrowers in excess of legal lending limits. Included in Cash and Due from Banks, and Reserve Funds Sold are amounts deposited in various institutions in excess of federally insured limits.

NOTE O - COMMITMENTS AND CONTINGENCIES -

         In the normal course of business, The Company is involved in various legal proceedings. In the opinion of management and counsel, any liability resulting from such proceedings would not have a material adverse effect on The Company's financial statements.

NOTE P - FINANCIAL INFORMATION - PARENT COMPANY ONLY -

         The financial statements for Zachary Bancshares, Inc. (Parent Company) are presented below:


                                 BALANCE SHEETS

                           December 31, 2001 and 2000
                                ($ in Thousands)


                                                               2001              2000
                                                            -----------      -----------
ASSETS:
  Cash                                                      $       488      $       483
  Investment in Subsidiary                                       10,829            9,920
  Other Assets                                                       --                2
                                                            -----------      -----------
    TOTAL ASSETS                                            $    11,317      $    10,405
                                                            ===========      ===========

LIABILITIES:
  Income Tax Payable                                                 --                2
                                                            -----------      -----------
    TOTAL LIABILITIES                                                --                2

STOCKHOLDERS' EQUITY:
  Common Stock                                                    2,160            2,160
  Surplus                                                         1,480            1,480
  Retained Earnings                                               8,124            7,210
  Treasury Stock                                                   (447)            (447)
                                                            -----------      -----------

    TOTAL STOCKHOLDERS' EQUITY                                   11,317           10,403
                                                            -----------      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $    11,317      $    10,405
                                                            ===========      ===========

                              STATEMENTS OF INCOME

                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)


                                                                2001              2000
                                                            ------------      ------------
INCOME:
    Dividend from Subsidiary                                $        480      $        475

EXPENSES:
    Operating Expenses                                                13                 9
                                                            ------------      ------------

Income before Equity in Undistributed
    Net Income of Subsidiary                                         467               466

Equity in Undistributed Net Income of Subsidiary                     751               672
                                                            ------------      ------------

    Net Income before Income Taxes                                 1,218             1,138

Applicable Income Tax Expense (Benefit)                               (3)               (4)
                                                            ------------      ------------

NET INCOME                                                  $      1,221      $      1,142
                                                            ============      ============

                            STATEMENTS OF CASH FLOWS

                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)


                                                         2001               2000
                                                     ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                                           $      1,221      $      1,142
   Adjustments to Reconcile Net Income to
      Net Cash Provided by Operating Activities:
      Equity in Undistributed Net Income
           of Subsidiary                                     (751)             (672)
      Decrease in Other Assets                                  2                 2
      (Decrease) in Income Tax Payable                         (2)               (2)
                                                     ------------      ------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                     470               470

CASH FLOWS FROM FINANCING ACTIVITIES:

Dividends Paid                                               (465)             (436)
                                                     ------------      ------------

NET CASH USED IN FINANCING ACTIVITIES                        (465)             (436)
                                                     ------------      ------------

Increase in Cash                                                5                34

Cash - Beginning of Year                                      483               449
                                                     ------------      ------------

Cash - End of Year                                   $        488      $        483
                                                     ============      ============

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                  December 31, 2001, 2000, 1999, 1998, and 1997
                                ($ in Thousands)


                                                           ASSETS

                                                            2001          2000          1999         1998           1997
                                                         ----------    ----------    ----------    ----------    ----------
Cash and Cash Equivalents                                $    2,752    $    2,809    $    3,190    $    4,517    $    2,577
Securities                                                   32,174        21,283        16,858        23,748        27,320
Loans                                                        57,423        61,380        60,287        51,513        45,370
Other Assets                                                  4,365         4,650         4,960         4,010         2,539
                                                         ----------    ----------    ----------    ----------    ----------
  Total Assets                                           $   96,714    $   90,122    $   85,295    $   83,788    $   77,806
                                                         ==========    ==========    ==========    ==========    ==========

                                            LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                 $   85,074    $   79,267    $   73,566    $   74,450    $   69,181
Borrowed Funds                                                   --            --         2,000            --            --

Other Liabilities                                               323           452           316           435           410
Stockholders' Equity                                         11,317        10,403         9,413         8,903         8,215
                                                         ----------    ----------    ----------    ----------    ----------
  Total Liabilities and Stockholders' Equity             $   96,714    $   90,122    $   85,295    $   83,788    $   77,806
                                                         ==========    ==========    ==========    ==========    ==========

SELECTED RATIOS:
Loans to Assets                                               59.37%        68.11%        70.68%        61.48%        58.31%

Loans to Deposits                                             67.50%        77.43%        81.95%        69.19%        65.58%
Deposits to Assets                                            87.96%        87.96%        86.25%        88.86%        88.91%
Equity to Assets                                              11.70%        11.54%        11.04%        10.63%        10.56%
Return on Avg Assets                                           1.30%         1.31%         1.42%         1.29%         1.23%
Return on Avg Equity                                          11.61%        12.17%        13.79%        12.71%        11.71%


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
       for the years ended December 31, 2001, 2000, 1999, 1998, and 1997
                     ($ in Thousands except Per Share Data)


                                            2001          2000          1999          1998          1997
                                         -----------   -----------   -----------   -----------   -----------
Interest Income                          $     6,877   $     6,874   $     6,431   $     6,092   $     5,472
Interest Expense                               2,665         2,563         2,282         2,325         2,148
                                         -----------   -----------   -----------   -----------   -----------
Net Interest Income                            4,212         4,311         4,149         3,767         3,324

Provision for Loan Losses                        271           281           180           191            31
Net Interest Income after Provision
  for Loan Losses                              3,941         4,030         3,969         3,576         3,293
Other Income                                   1,103           864           954           665           658
Other Expenses                                 3,192         3,157         3,055         2,657         2,555
                                         -----------   -----------   -----------   -----------   -----------
Income before Income Taxes                     1,852         1,737         1,868         1,584         1,396

Applicable Income Tax Expense                    631           595           652           536           469
                                         -----------   -----------   -----------   -----------   -----------
Net Income                               $     1,221   $     1,142   $     1,216   $     1,048   $       927
                                         ===========   ===========   ===========   ===========   ===========

Per Share:
  Net Income                             $      6.30   $      5.90   $      6.28   $      5.41   $      4.79
                                         ===========   ===========   ===========   ===========   ===========
  Cash Dividends                         $      2.40   $      2.25   $      2.10   $      1.90   $      1.75
                                         ===========   ===========   ===========   ===========   ===========
Book Value - End of Year                 $     58.44   $     53.72   $     48.61   $     45.97   $     42.42
                                         ===========   ===========   ===========   ===========   ===========

                    ZACHARY BANCSHARES, INC. AND SUBSIDIARY
               AVERAGE BALANCE SHEETS AND INTEREST RATE ANALYSIS
                 for the years ended December 31, 2001 and 2000
                                ($ in Thousands)


                                                              2001                                           2000
                                           -------------------------------------------    ----------------------------------------
                                                            INTEREST       AVERAGE                         INTEREST      AVERAGE
                                              AVERAGE        INCOME/        YIELD/          AVERAGE         INCOME/        YIELD/
                                              BALANCE        EXPENSE         RATE           BALANCE         EXPENSE        RATE
                                           ------------    ------------   ------------    ------------    ------------   ---------
        ASSETS

Interest Earning Deposits
   and Reserve Funds                       $      7,511    $        301           4.01%   $      3,023    $        185        6.11%
Securities: Taxable                              19,335           1,174           6.07          15,385             998        6.49
Loans                                            60,849           5,402           8.88          63,047           5,691        9.03
                                           ------------    ------------   ------------    ------------    ------------   ---------
Total Earning Assets                             87,695           6,877           7.84%   $     81,455           6,874        8.44%
                                                           ------------   ------------                    ------------   ---------

Allowance for Loan Losses                        (1,251)                                        (1,083)
Nonearning Assets                                 7,568                                          7,016
                                           ------------                                   ------------
   Total Assets                            $     94,012                                   $     87,388
                                           ============                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

FHLB Borrowings                            $         --    $         --             --%   $        973    $         63        6.46%
Savings/NOW Accounts                             20,739             464           2.24          21,317             623        2.92
Money Market Accounts                             1,973              38           1.92           2,672              52        1.95
Certificates of Deposit                          40,666           2,163           5.32          33,576           1,825        5.43
                                           ------------    ------------   ------------    ------------    ------------   ---------
   Total Interest Bearing
       Liabilities                               63,378           2,665           4.20%         58,538           2,563        4.38%
                                                           ------------   ------------                    ------------   ---------

Demand Deposits                                  19,365                                         19,007
Other Liabilities                                   750                                            456
Stockholders' Equity                             10,519                                          9,387
                                           ------------                                   ------------
  Total Liabilities and
       Stockholders' Equity                $     94,012                                   $     87,388
                                           ============                                   ============

Net Interest Income                                        $      4,212                                   $      4,311
                                                           ============                                   ============

Net Interest Income - Spread                                                      3.64%                                       4.06%
                                                                          ============                                   =========

Net Interest Income as a percent
     of Total Earning Assets                                                      4.80%                                       5.29%
                                                                          ============                                   =========

                     ZACHARY BANCSHARES, INC. AND SUBSIDIARY
                              INTEREST DIFFERENTIAL

                      for the year ended December 31, 2001
                                ($ in Thousands)

                                                      2001 OVER 2000
                                      --------------------------------------------
                                                 CHANGE
                                             ATTRIBUTABLE TO              TOTAL
                                      ----------------------------      INCREASE
                                        VOLUME           RATE          (DECREASE)
                                      ------------    ------------    ------------
INTEREST EARNING ASSETS:
Reserve Funds Sold                    $        274    $       (158)   $        116
Securities                                     257             (81)            176
Loans                                         (198)            (91)           (289)
                                      ------------    ------------    ------------
TOTAL INTEREST INCOME                          333            (330)              3

INTEREST BEARING LIABILITIES:
Bank Borrowings                                (63)             --             (63)
Savings and NOW Accounts                       (16)           (142)           (158)
Insured Money Market Accounts                  (14)             (1)            (15)
Certificates of Deposit                        384             (46)            338
                                      ------------    ------------    ------------
TOTAL INTEREST EXPENSE                         291            (189)            102
                                      ------------    ------------    ------------

Increase (Decrease) in Interest
  Differential                        $         42    $       (141)   $        (99)
                                      ============    ============    ============

                            ZACHARY BANCSHARES, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

      for the quarter periods in the years ended December 31, 2001 and 2000
                     ($ in Thousands except per share data)


                                                            2001
                                    -----------------------------------------------------
                                        4TH          3RD           2ND            1ST
                                      QUARTER      QUARTER       QUARTER        QUARTER
                                    -----------   -----------   -----------   -----------
Interest Income                     $     1,686   $     1,720   $     1,734   $     1,737
Interest Expense                            585           667           704           709
                                    -----------   -----------   -----------   -----------
Net Interest Income                       1,101         1,053         1,030         1,028

Provision for Loan Losses                    91            61            60            59
                                    -----------   -----------   -----------   -----------

Net Interest Income after
   Provision for Loan Losses              1,010           992           970           969
Other Income                                295           372           223           213
Other Expenses                              815           716           854           807
                                    -----------   -----------   -----------   -----------

Income before Income Taxes                  490           648           339           375

Applicable Income Tax Expense               167           220           118           126
                                    -----------   -----------   -----------   -----------
Net Income                          $       323   $       428   $       221   $       249
                                    ===========   ===========   ===========   ===========

Per Share:
   Net Income                       $      1.66   $      2.21   $      1.14   $      1.29
                                    ===========   ===========   ===========   ===========
   Cash Dividends                   $      1.25   $        --   $      1.15   $        --
                                    ===========   ===========   ===========   ===========


                                                        2000
                                -----------------------------------------------------
                                   4TH            3RD           2ND          1ST
                                 QUARTER        QUARTER       QUARTER      QUARTER
                                -----------   -----------   -----------   -----------
Interest Income                 $     1,740   $     1,730   $     1,703   $     1,701
Interest Expense                        719           655           605           584
                                -----------   -----------   -----------   -----------
Net Interest Income                   1,021         1,075         1,098         1,117

Provision for Loan Losses                76            76            70            59
                                -----------   -----------   -----------   -----------
Net Interest Income after
   Provision for Loan Losses            945           999         1,028         1,058
Other Income                            265           205           205           189
Other Expenses                          787           797           763           810
                                -----------   -----------   -----------   -----------
 Income before Income Taxes             423           407           470           437

Applicable Income Tax Expense           150           137           160           148
                                -----------   -----------   -----------   -----------
Net Income                      $       273   $       270   $       310   $       289
                                ===========   ===========   ===========   ===========
Per Share:
   Net Income                   $      1.41   $      1.39   $      1.60   $      1.50
                                ===========   ===========   ===========   ===========
   Cash Dividends               $      1.15   $        --   $      1.10   $        --
                                ===========   ===========   ===========   ===========

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                ($ in Thousands)

         The Company evaluates its financial strength through continual review of management, asset quality, capital, earnings and liquidity. The Company continuously addresses each area on an individual and corporate basis. The following Management's Discussion and Analysis relates to the Company's financial position for the years 2001 and 2000. This information is a part of and should be read in conjunction with the financial statements and related notes. The Company is unaware of any trends, uncertainties or events that would or could have a material impact on future operating results, liquidity or capital.

CAPITAL

         The Company and The Bank's capital continues to exceed regulatory requirements and peer group averages. Regulatory Risk Based Capital requirements for 2001 and 2000 were 8.0%. Regulatory Leverage Ratio requirements were 4% for the same time period. The Ratios (below) include the effect of the unrealized gain or loss on securities discussed in Note C. The Company's ratios as of December 31 are as follows:


                                                    2001              2000
                                                 -----------      -----------

Total Capital to Risk Weighted Assets                20.63%           18.36%
Tier 1 Capital to Risk Weighted Assets               19.37%           17.11%
Tier 1 Leveraged Capital to Average Assets           10.96%           11.08%


         Earnings will continue to be the Company's main source of capital growth. Management is committed to capital growth through earnings retention. An earnings retention ratio is the percentage of current earnings retained within the capital structure. The Company's earnings retention ratios at December 31 are as follows:


($ in Thousands)                                     SHAREHOLDER     RETENTION
                                       NET INCOME     DIVIDENDS        RATIO
                                      ------------   -----------    -----------
2001                                  $      1,221   $       464             62%
2000                                  $      1,142   $       436             62%

         The Company distributed to shareholders, cash dividends of $2.40 and $2.25 per share in 2001 and 2000, respectively.

LIQUIDITY

         Liquidity management is the process that measures how The Bank's assets and liabilities maturities are structured so that it may fund loan commitments and meet deposit maturities and withdrawals in a timely and profitable way. The Company's short-term and long-term liquidity is provided by two sources: core deposits and an adequate level of assets readily convertible to cash. Management continually monitors the balance sheet to ensure its ability to meet current and future requirements and believes that its current levels of liquidity are adequate to meet the Company's funding obligations.

RESULTS OF OPERATIONS

OVERVIEW

         Zachary Bancshares, Inc.'s (ZBI) net income for 2001 was $1.22 million compared to $1.14 million for 2000 or a 7% increase. ZBI's normal income stream is from core banking products and services and it continues to benefit from strong regional and local economies and expects continued moderate growth. The following table indicates ZBI's equity position and balance sheet trends. The effect of the unrealized gain or loss on securities discussed in Note C is included in the Stockholders' Equity data.


                                                   Growth Trends
                                             (Year to Year in $ and %)

                                      2001 TO 2000                     2000 to 1999
                                 ---------------------            ----------------------
Stockholders' Equity             $914 THOUSAND OR 8.8%            $990 thousand or 10.5%
Average Assets                   $6.6 MILLION OR 7.6%             $1.5 million or 1.8%

EARNINGS ANALYSIS

         The Company's 2001 Net Interest Income decreased 2.3% to $4.2 million at December 31, 2001 compared to $4.3 million at December 31, 2000 due to a decrease in loans and an increase in interest bearing deposits.

         Average earning assets were $87.7 million in 2001 compared to $81.5 million in 2000. The following table depicts The Company's average earning assets components in thousands of dollars and the respective percentage relationship.


($ in thousands)                                       2001                          2000
                                           ---------------------------    ---------------------------
Interest Earning Deposits                  $      7,511              9%   $      3,023              4%
Securities                                       19,335             22%         15,385             19%
Loans                                            60,849             69%         63,047             77%
                                           ------------   ------------    ------------   ------------
 Average Earning Assets                    $     87,695            100%   $     81,455            100%
                                           ============   ============    ============   ============

         This table indicates 7.7% growth in total average earning assets while showing that average loans decreased 3.5% from 2000 to 2001. Average securities and interest earning deposits increased 48% as loan demand softened during the year increasing the amount of liquidity.

         Average interest bearing liabilities were $63.4 million in 2001 compared to $58.5 million in 2000. The following table depicts The Company's average interest bearing liability components and their respective percentage relationships.


($ in thousands)                                    2001                           2000
                                         ---------------------------    ---------------------------
Borrowed Funds                           $         --              0%   $        973              2%
Savings & NOW Accts                            20,739             33%         21,317             36%
Money Market                                    1,973              3%          2,672              5%
Certificates                                   40,666             64%         33,576             57%
                                         ------------   ------------    ------------   ------------
Avg. Interest Bearing Liabilities        $     63,378            100%   $     58,538            100%
                                         ============   ============    ============   ============

         Emphasizing core deposit account products that fit the local community's needs continues to be the primary focus of The Company's marketing. Free checking for depositors 50 years or older and student checking accounts continue to be very successful examples of how The Company has adjusted its product mix to increase the checking customer base. In 2001 The Company continued to offer competitive market rates for all of its deposit products that helped to increase its deposits while still keeping its community bank flexibility and local control.

         The Company's net interest spread and margin are shown below. Net interest spread is the difference between the yield on earning assets and the cost of funding. Net interest margin is net interest income as a percent of average earning assets.


                                2001            2000
                            ------------    ------------

Net Interest Spread                 3.64%           4.06%
Net Interest Margin                 4.80%           5.29%

         The Company's interest rate risk is measured quarterly in terms of its rate sensitivity ratio and reviewed by the board of directors and management. Interest rate risk represents the potential impact of interest rate changes on net income resulting from the timing differences at which assets and liabilities may be repriced as market rates change. The Company's rate sensitivity ratio (Cumulative Rate Sensitive Assets-Cumulative Rate Sensitive Liabilities/Total Earning Assets) on December 31, 2001 was -10.02% at the 12-month time horizon and -13.02% at the 24-month time horizon. The 12-month horizon GAP ratio indicates $9.0 million more liabilities will reprice than assets and the 24-month horizon will reprice $11.7 million more liabilities than assets. Although this gap analysis indicates The Company is liability-sensitive in the one year horizon, this may not be true in practice as the one-month deposit category includes 20% of all NOW, money market and savings deposits, which have no specific maturities. These deposits with an average balance totaling $22.7 million represent 36% of all average interest bearing liabilities but the rates paid on these core deposits only changed by -.6% during 2001 even though the Federal Reserve cut short term interest rates eleven times totaling 4.75% indicating that The Company does not normally reprice these deposits in direct relationship to market interest rate changes and was able to maintain those deposits.

         The Company uses monthly deposit and loan maturity and cash flow analysis to estimate the net interest margin change at various interest rate shifts. The December 31, 2001 results indicate The Company's net interest margin will change by less than 12.67% or $125 thousand if interest rates move up or down 3% at the 12-month horizon.

         Several investment securities were called during 2001. Three of these securities had been carried on the books at a discount and were called at par resulting in gains at the call date of $34 thousand. There were no sales of securities in 2000.

BANK PREMISES AND EQUIPMENT

         Bank Premises and Equipment decreased $331 thousand to $3.6 million at December 31, 2001 from $3.9 million at December 31, 2000.

ALLOWANCE AND PROVISION FOR LOAN LOSSES

         The Allowance for Loan Losses is the amount Management determines necessary to reduce loans to their estimated collectible amounts and to provide for future losses in certain loans, which are currently unidentified.

         The provision for loan losses is the amount charged to current earnings, which are contributed to the allowance, maintaining the allowance at a level consistent with management's assessment. The following table reflects year end Allowance and Provision totals:


($ in Thousands)                               2001           2000
                                           ------------   ------------
Allowance for Losses                       $      1,297   $      1,170
Provision for Losses                                271            281

         Management utilizes diversification by loan type, borrower, purpose and industry in combination with individual credit standards to balance The Company's credit risks. Loans are reviewed monthly to facilitate identification and monitoring of potentially deteriorating credits. Management considers the current allowance adequate to absorb potential losses.

NON-PERFORMING ASSETS

         Non-performing assets include non-accrual and impaired loans, restructured loans and foreclosed assets. Loans are placed on non-accrual when a borrower's financial position has weakened or the ability to comply with contractual agreements becomes reasonably doubtful. Restructured loans have had original contractual agreements renegotiated because of the borrower's apparent inability to fulfill the contract. Other Real Estate, by State Law, is carried at the lower of cost or current market value for any asset appraised in excess of $40,000.

         The following table represents non-performing and renegotiated assets at year-end:


($ in Thousands)
                                               2001          2000
                                           ------------   ------------
Non-Accrual and Impaired Loans             $      1,249   $        657
Restructured Loans                                   --             --
Other Real Estate                                    28             --
                                           ------------   ------------
  Total                                    $      1,277   $        657

         The Company maintains an internal watch list for management purposes for loans (both performing and non-performing) that have been identified as requiring special monitoring. The watch list consists of accruing, non-accruing and restructured loans. These loans have characteristics resulting in management's concern of the borrower's current ability to meet the loan contract. Watch list totals at December 31 are:


($ in Thousands)                               2001           2000
                                           ------------   ------------
                                           $      3,021   $      2,237

         In 2001, The Company realized $221 thousand in gains on the sale of other real estate, similar 2000 sales resulted in $151 thousand in gains. Charge offs and writedowns of Other Real Estate were $37 thousand in 2001 and totaled $0 in 2000.

OTHER INCOME

         Total other income increased 28% to $1.1 million at December 31, 2001 from $864 thousand at December 31, 2000. The 2001 results included an increase of $83 thousand in mortgage brokerage fees from $42 thousand at December 31, 2000 to $125 thousand at December 31, 2001 as many customers in the area took advantage of lower mortgage rates to refinance their long term home loans. Other Income totals include service charges on deposit accounts that were $656 thousand for 2001 and $618 thousand for 2000. Other Operating Income also includes fee income from investment sales which The Company received under the terms of a contract with a third party which offers discount brokerage service at the Company's facility.

OTHER EXPENSE

         Total other expenses increased $35 thousand to $3.19 million at December 31, 2001 from $3.16 million at December 31, 2000.

         Salaries and employee benefits decreased $1 thousand during 2001. Any salary increases, were offset by the retirement of a bank vice president whose position was not filled with a new hire and decreased hospitalization insurance expense as The Company switched from a partially self funded plan to preferred provided plan.

         Occupancy expense increased $6 thousand from $238 thousand at December 31, 2000 to $244 thousand at December 31, 2001.

         Equipment expense increased 15.3% to $461 thousand at December 31, 2001 from $400 thousand at December 31, 2000 primarily because The Company shortened the book useful life of its core computer processing hardware and software to coincide with their tax useful life resulting in additional book depreciation expense of $63 thousand.

         Net other real estate expense consisted of a net benefit of $220 thousand at December 31, 2001 due to gains on sale of other real estate while 2000 offered a benefit of $148 thousand due to similar gains.

INCOME TAX

         The Company's income was fully taxable in both 2001 and 2000 and expects to remain so in 2002.


     ZACHARY BANCSHARES, INC.            BANK OF ZACHARY
     OFFICERS                            OFFICERS                             BANK LOCATIONS

     Harry S. Morris, Jr.                Harry S. Morris, Jr.                 Main Office
     President                           President                            4743 Main Street
                                                                              Zachary, LA
     Winston E. Canning                  Winston E. Canning
     Secretary                           Executive Vice President             Plaza Branch
                                                                              2110 Church Street
     J. Larry Bellard                    J. Larry Bellard                     Zachary, LA
     Treasurer                           Vice President and Cashier
                                                                              Central Branch
     ZACHARY BANCSHARES, INC.            Judy W. Andrews                      13444 Hooper Road
     AND BANK OF ZACHARY                 Vice President                       Baton Rouge, LA
     DIRECTORS
                                         Warren Couvillion                    INFORMATION
     Russell Bankston                    Vice President
     Chairman of the Board                                                    Request for additional information
                                         Preston L. Kennedy                   or copies of Form 10KSB filed with
     Rodney S. Johnson                   Vice President                       the Securities and Exchange
     Vice Chairman                                                            Commission in Washington, D.C.
                                         Kathleen Parker                      should be directed to:
     Hardee M. Brian                     Vice President
     Winston E. Canning                                                       Treasurer
     Howard L. Martin, M.D.              Kelley W. Sharpe                     Zachary Bancshares, Inc.
     Albert C. Mills, III, PhD           Vice President                       Post Office Box 497
     Harry S. Morris, Jr.                                                     Zachary, LA 70791-0497
                                         Loretta Barber
     Director Emeritus                   Account Services Supervisor          TRANSFER AGENT
                                                                              & REGISTRAR
     A.C. Mills, Jr.                     Cindy Chaisson
     Leonard F. Aguillard                Administrative Assistant             Bank of Zachary
                                                                              Post Office Box 497
     STOCK INFORMATION                   Fonda Funderburk                     Zachary, LA 70791-0497
                                         Administrative Assistant
     The Company's stock is not                                               INDEPENDENT ACCOUNTANTS
     listed on any security              Laura Steen
     exchange. Therefore, Zachary        Operations Officer                   Hannis T. Bourgeois, LLP
     Bancshares, Inc. does not have                                           Certified Public Accountants
     any exchange data that              Sandra Thornton                      2322 Tremont Dr., Suite 200
     provides high and low stock         Information Systems Officer          Baton Rouge, LA 70809
     prices.
                                         Melinda White
     Cash dividends of $2.40 per         Note Supervisor
     share were paid in 2001 and         And Compliance Officer
     $2.25 in 2000.
                                         Sandra Worthy
                                         Internal Auditor

                                                                      APPENDIX F



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  FORM 10 - QSB

                   Quarterly Report Under Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

For the Quarter ended September 30, 2002          Commission File Number 2-89559
                            Zachary Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

           Louisiana                                    72-0981148
(State of or other jurisdiction              (I.R.S. Employer incorporation
        of organization)                          or Identification No.)

          4743 Main Street
          Post Office Box 497
          Zachary, Louisiana                              70791-0497
(Address of Principal Executive Office)                   (Zip Code)

Registrant's telephone number, including area code     225-654-2701

                                      None
                 (Former name, former address and former fiscal
                       year if changed since last report)

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES  X     NO

     Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Common Stock, $10 par value, 193,667 shares outstanding as of November 14, 2002.

                                      INDEX

PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements:


         Consolidated Balance Sheets - September 30, 2002,
         December 31, 2001 and September 30, 2001                         F-3

         Consolidated Statements of Income - for the three and
         nine months ended September 30, 2002 and 2001                    F-4

         Consolidated Statements of Changes in Stockholders'
         Equity - for the nine months ended September 30,
         2002 and 2001                                                    F-5

         Consolidated Statements of Cash Flows -
         for the nine months ended September 30, 2002 and 2001          F-6-7

         Notes to Consolidated Financial Statements                    F-8-11

Item 2.  Management's Discussion and Analysis of Financial
         Condition and Results of Operations                          F-12-13

Item 3.  Controls and Procedures                                         F-14



PART II - OTHER INFORMATION

Item 1.  Legal Proceedings                                               F-14

Item 6.  Exhibits and Reports on Form 8-K                                F-14

Signatures                                                               F-15

Certifications                                                        F-16-17

Management's Responsibility for Financial Reporting                      F-18

Independent Accountant's Report                                          F-19

PART I FINANCIAL INFORMATION
Item 1.  Financial Statements

                     Zachary Bancshares, Inc. and Subsidiary
                           CONSOLIDATED BALANCE SHEETS
          September 30, 2002, December 31, 2001 and September 30, 2001
                                ($ in Thousands)

                                           ASSETS

                                           (UNAUDITED)                        (UNAUDITED)
                                           September 31,     December 31,     September 31,
                                               2002              2001              2001

Cash and Due from Banks                     $      3,066     $      2,719     $      2,938
Interest Bearing Deposits in
  Other Institutions                                 415               33               33
Reserve Funds Sold                                 5,200              925            6,700
Securities Available for Sale
  (Amortized Cost $40,565,
  $31,025 and $21,766)                            41,263           31,249           22,342

Total Loans                                       52,709           58,720           60,809
  Less:  Allowance for Loan Losses                (1,286)          (1,297)          (1,297)
    Net Loans                                     51,423           57,423           59,512
Bank Premises and Equipment                        4,033            3,557            3,594
Other Real Estate Owned                              113               28                8
Accrued Interest Receivable                          756              602              720
Other Assets                                         255              178              146
      Total Assets                          $    106,524     $     96,714     $     95,993

                                        LIABILITIES
Deposits:
  Noninterest Bearing                       $     21,713     $     18,370     $     19,247
  Interest Bearing                                71,897           66,704           64,535
                                                  93,610           85,074           83,782
Accrued Interest Payable                             167              207              230
Other Liabilities                                    496              116              513
      Total Liabilities                           94,273           85,397           84,525

                                   STOCKHOLDERS' EQUITY
Common Stock - $10 Par Value; Authorized
  2,000,000 Shares; Issued 216,000
  Shares, Respectively                             2,160            2,160            2,160
Surplus                                            1,480            1,480            1,480
Retained Earnings                                  8,597            7,976            7,895
Accumulated Other Comprehensive
   Income (Loss)                                     461              148              380
Treasury Stock (22,333 Shares at Cost)              (447)            (447)            (447)
   Total Stockholders' Equity                     12,251           11,317           11,468
   Total Liabilities and
     Stockholders' Equity                   $    106,524     $     96,714     $     95,993


The accompanying notes are an integral part of these financial statements.

                     Zachary Bancshares, Inc. and Subsidiary
                        CONSOLIDATED STATEMENTS OF INCOME
         for the three and nine months ended September 30, 2002 and 2001
                     ($ in Thousands) except per share data


                                           (UNAUDITED)            (UNAUDITED)
                                        Three Months Ended     Nine Months Ended
                                          September 30,          September 30,
                                        2002         2001       2002      2001
Interest Income:
  Interest and Fees on Loans           $1,121       $1,343     $3,422    $4,105
  Interest on Securities                  465          334      1,363       822
  Other Interest Income                    31           43         84       264
      Total Interest Income             1,617        1,720      4,869     5,191

Interest Expense:
  Interest Expense on Deposits            485          667      1,487     2,080
       Total Interest Expense             485          667      1,487     2,080

Net Interest Income                     1,132        1,053      3,382     3,111

Provision for Loan Losses                  93           61        259       180
      Net Interest Income After
           Provision for Loan Losses    1,039          992      3,123     2,931

Non Interest Income:
  Service Charges on Deposit Accounts     173          166        523       495
  Gain (Loss) on Sale of Assets            -             -         -          4
  Other Operating Income                   98          206        232       309
       Total Other Income                 271          372        755       808

       Income before Other Expenses     1,310        1,364      3,878     3,739

Other Expenses:
  Salaries and Employee Benefits          459          447      1,386     1,340
  Occupancy Expense                        59           70        164       196
  Equipment Expense                        81          170        256       366
  Net Other Real Estate Expense(Benefit)    3         (209)       (20)     (221)
  Other Operating Expenses                306          238        802       696
      Total Other Expenses                908          716      2,588     2,377

      Income before Income Taxes          402          648      1,290     1,362
Applicable Income Taxes                   127          220        427       464
      Net Income                       $  275       $  428      $ 863     $ 898

Per Share:
  Net Income                           $ 1.42       $ 2.21      $4.46     $4.64






The accompanying notes are an integral part of these financial statements.

                     Zachary Bancshares, Inc. and Subsidiary
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
              for the nine months ended September 30, 2002 and 2001
                                ($ in Thousands)

                                                                             ACCUMULATED
                                                                                OTHER
                                      COMMON                   RETAINED     COMPREHENSIVE     TREASURY        TOTAL
                                      STOCK       SURPLUS      EARNINGS      INCOME(LOSS)       STOCK         EQUITY

Balances,
  January 1, 2001                    $   2,160   $   1,480   $      7,219    $         (9)   $       (447)   $  10,403
 Comprehensive Income:
  Net Income                                                          898                                          898
  Change in Unrealized
   Gain (Loss) on Securities
   Available for Sale                                                                 393                          393
Less:  Reclassification Adjustment                                                     (4)                          (4)
    Total Comprehensive Income                                                                                   1,287
Cash Dividends                                                       (222)                                        (222)
Balances,(Unaudited)
 September 30, 2001                  $   2,160   $   1,480   $      7,895    $        380    $       (447)   $  11,468


Balances,
  January 1, 2002                    $   2,160   $   1,480   $      7,976    $        148    $       (447)   $  11,317
Comprehensive Income:
  Net Income                                                          863                                          863
  Change in Unrealized
   Gain (Loss) on Securities
   Available for Sale                                                                 313                          313
Less:  Reclassification Adjustment                                                     --                           --
  Total Comprehensive Income                                                                                     1,176
Cash Dividends                                                       (242)                                        (242)
Balances, (Unaudited)
 September 30, 2002                  $   2,160   $   1,480   $      8,597    $        461    $       (447)   $  12,251


The accompanying notes are an integral part of these financial statements.

                      Zachary Bancshares, Inc. and Subsidiary
                       CONSOLIDATED STATEMENTS OF CASH FLOWS
               For the nine months ended September 30, 2002 and 2001
                                  ($ in Thousands)

                                                                        (UNAUDITED)
                                                                       September 30,
                                                                    2002          2001
Cash Flows From Operating Activities:

  Net Income                                                   $        863    $        898

  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities:

      Deferred Tax Benefit (Increase)                                    --              (2)
      Provision for Loan Losses                                         259             180
      Provision for Depreciation and Amortization                       228             311
      Stock Dividends - Federal Home Loan Bank                           (9)            (13)
      Net Amortization (Accretion) of Securities                         84               1
      (Gain) on Sale of Other Real Estate                               (24)           (221)
      (Gain) on Call of Securities                                       --              (4)
      (Increase) in Accrued Interest Receivable                        (154)           (172)
      (Increase) in Other Assets                                        (77)            (25)
      Increase (Decrease) in Accrued Interest Payable                   (40)            (28)
      Increase in Other Liabilities                                     219             214
        Net Cash Provided by Operating Activities                     1,349           1,139

Cash Flows From Investing Activities:

  Net (Increase)Decrease in Reserve Funds Sold                       (4,275)            250
  Purchases of Securities Available for Sale                        (19,439)        (14,148)
  Purchase of FNBB Equity Stock                                        (105)             --
  Maturities or Calls of Securities Available for Sale 6,100          5,500
  Principal Payments on Mortgage-Backed Securities                    3,828           1,244
  Net Decrease in Loans                                               5,635           1,680
  Purchases of Premises and Equipment                                  (702)            (17)
  Proceeds from Sales of Other Real Estate                               44             221
       Net Cash Provided by (Used in)
         Investing Activities                                        (8,914)         (5,270)




                                   (CONTINUED)

                     Zachary Bancshares, Inc. and Subsidiary
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (CONTINUED)
              For the nine months ended September 30, 2002 and 2001
                                ($ in Thousands)


                                                            (UNAUDITED)
                                                           September 30,
                                                        2002          2001
Cash Flows From Financing Activities:
  Net Increase in Demand Deposits,
     NOW Accounts and Savings Accounts                   5,167        1,953
     Net Increase in Certificates of Deposits            3,369        2,562
     Cash Dividends                                       (242)        (222)
       Net Cash Provided by Financing Activities         8,294        4,293

Increase in Cash and Cash Equivalents                      729          162

Cash and Cash Equivalents -
Beginning of Period                                      2,752        2,809

Cash and Cash Equivalents -
End of Period                                        $   3,481    $   2,971

Supplemental Disclosures of Cash Flow Information:
    Noncash Investing Activities:

  Change in Unrealized Gain
    on Securities Available for Sale                 $     473    $     589

  Change in Deferred Tax Effect on
    Unrealized Gain or on Securities
      Available for Sale                             $     161    $     200

  Other Real Estate Acquired in
    Settlement of Loan                               $     106    $       8

Cash Payments For:
  Interest Paid on Deposits                          $   1,527    $   2,107

  Income Tax                                         $     441    $     432


The accompanying notes are an integral part of these financial statements.

                     Zachary Bancshares, Inc. and Subsidiary
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                           September 30, 2002 and 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES-

The accounting principles followed by Zachary Bancshares, Inc. and its wholly-owned Subsidiary, Bank of Zachary, are those which are generally practiced within the banking industry. The methods of applying those principles conform with generally accepted accounting principles and have been applied on a consistent basis. The principles which significantly affect the determination of financial position, results of operations, changes in stockholders' equity and cash flows are summarized below.

PRESENTATION

The accompanying unaudited consolidated interim financial statements do not include all of the information and footnotes required by generally accepted accounting principles. Management is of the opinion that the unaudited interim financial statements reflect all normal, recurring accrual adjustments necessary to provide a fair statement of the results for the interim periods presented. It is noted that the results for the first nine months ended September 30, 2002 are no indication of the expected results for the annual period which ends December 31, 2002. Additional information concerning the audited financial statements and notes can be obtained from Zachary Bancshares, Inc's annual report and Form 10KSB filed for the period ended December 31, 2001.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Zachary Bancshares, Inc. (the "Company"), and its wholly-owned subsidiary, Bank of Zachary (the "Bank"). All material inter-company accounts and transactions have been eliminated. Certain reclassifications to previously published financial statements have been made to comply with current reporting requirements.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The determination of the adequacy of the allowance for loan losses is based on estimates that are particularly susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans, management obtains independent appraisals for significant collateral.

The Bank's loans are generally secured by specific items of collateral including real property, consumer assets, and business assets. Although the Bank has a diversified loan portfolio, a substantial portion of its debtors' ability to honor their contracts is dependent on local economic conditions.

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these factors, it is reasonably possible that the estimated losses on loans may change materially in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

SECURITIES

Securities classified as held to maturity are those debt securities the Bank has both the intent and ability to hold to maturity regardless of changes in the market conditions, liquidity needs or changes in general economic conditions. Securities classified as trading are those securities held for resale in anticipation of short-term market movements. The Bank had no securities classified as held to maturity or trading at September 30, 2002 or 2001.

Securities classified as available for sale are those debt securities that the Bank intends to hold for an indefinite period of time but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Securities available for sale are carried at fair value. Unrealized gains or losses are reported as increases or decreases in stockholders' equity, net of the related deferred tax effect. Realized gains or losses, determined on the basis of the amortized cost of specific securities sold, are included in earnings.

LOANS

Loans are stated at principal amounts outstanding, less the allowance for loan losses. Interest on commercial and individual loans is accrued daily based on the principal outstanding.

Generally, the Bank discontinues the accrual of interest income when a loan becomes 90 days past due as to principal or interest. When a loan is placed on non-accrual status, previously recognized but uncollected interest is reversed to income or charged to the allowance for loan losses. Subsequent cash receipts on non-accrual loans are accounted for on the cost recovery method, until principal and interest amounts contractually due are brought current and future payments are reasonably assured. The Bank classifies loans as impaired if, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Impairment is measured on a loan by loan basis by either the present value of the expected future cash flows discounted at the loan's effective interest rate or the loan's observable market price or based on the fair value of the collateral if the loan is collateral-dependent.

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is maintained at a level which in management's judgment is adequate to absorb credit losses inherent in the loan portfolio. The allowance for loan losses is based upon management's review and evaluation of the loan portfolio. Factors considered in the establishment of the allowance for loan losses include management's evaluation of specific loans; the level and composition of classified loans; historical loss experience; results of examinations by regulatory agencies; an internal asset review process; expectations of future economic conditions and their impact on particular borrowers; and other judgmental factors. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows. Although management uses available information to recognize losses on loans, because of uncertainties associated with local economic conditions, collateral values, and future cash flows on impaired loans, it is reasonably possible that a material change could occur in the allowance for loan losses in the near term. However, the amount of the change that is reasonably possible cannot be estimated.

The allowance for loan losses is based on estimates of potential future losses, and ultimate losses may vary from the current estimates. These estimates are reviewed periodically and as adjustments become necessary, the effect of the change in estimate is charged to operating expenses in the period incurred. All losses are charged to the allowance for loan losses when the loss actually occurs or when management believes that the collection of the principal is unlikely. Recoveries are credited to the allowance at the time of recovery.

BANK PREMISES AND EQUIPMENT

Bank premises and equipment are stated at cost less accumulated depreciation. Depreciation is provided at rates based upon estimated useful service lives using the straight-line methods for financial reporting purposes and accelerated methods for income tax reporting.

The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal and the resulting gains or losses are included in current operations.

Expenditures for maintenance and repairs are charged to operations as incurred. Cost of major additions and improvements are capitalized.

OTHER REAL ESTATE

Other real estate is comprised of properties acquired through foreclosure or negotiated settlement. The carrying value of these properties is the lower of cost or fair value, minus estimated costs to sell. Loan losses arising from the acquisition of these properties are charged against the allowance for loan losses. Any subsequent market reductions required are charged to Net Other Real Estate Expense. Revenues and expenses associated with maintaining or disposing of foreclosed properties are recorded during the period in which they are incurred.

INCOME TAXES

The provision for income taxes is based on income as reported in the financial statements. Also certain items of income and expenses are recognized in different time periods for financial statement purposes than for income tax purposes. Thus provisions for deferred taxes are recorded in recognition of such timing differences.

Deferred taxes are provided utilizing a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company and its subsidiary file a consolidated federal income tax return. In addition, the Company in accordance with state statutes files a Louisiana state income tax return.

EARNINGS PER COMMON SHARE

Basic EPS is computed by dividing income applicable to common shares by the weighted average shares outstanding; no dilution for any potentially convertible shares is included in the calculation. Diluted EPS, reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. At September 30, 2002, the Company had no convertible shares or other contracts to issue common stock. The weighted average number of shares of common stock used to calculate basis EPS was 193,667 for the periods ended September 30, 2002 and 2001, respectively.

STATEMENTS OF CASH FLOWS

For purposes of reporting cash flows, cash and cash equivalents includes cash and due from banks and interest bearing deposits in other banks.

COMPREHENSIVE INCOME

Components of comprehensive income are revenues, expenses, gains, and losses that under GAAP are included in comprehensive income but excluded from net income. The components of comprehensive income are disclosed in the Statement of Changes in Stockholder's Equity for all periods presented.

RECENT ACCOUNTING PRONOUNCEMENTS

In February 2002, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) No. 01-6. SOP 01-6 provides industry specific guidance and disclosure requirements regarding the accounting for certain transactions by banks, savings institutions and other entities that lend to or finance the activities of others. This pronouncement provides guidance concerning the recognition and measurement of loans, credit losses, investments in Federal Home Loan Bank or Federal Reserve Bank stock, deposit accounts, and purchases and sales of securities. SOP 01-6 is effective for annual and interim financial statements for fiscal years beginning after December 15, 2001. The Company has adopted the provisions of SOP 01-6 effective January 1, 2002. The adoption of SOP 01-6 did not have a material impact on the Company's financial position or results of operations as of September 30, 2002.

    Item 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                     RESULTS OF OPERATIONS ($ in Thousands)
                               September 30, 2002

      The following is management's discussion and analysis of the significant changes in income and expenses in relation to the changes in financial position for the nine months ended September 30, 2002 and 2001. This information should be read in conjunction with the financial statements and notes relating thereto. The Company is unaware of any trends, uncertainties or events which would or could have a material impact on future operating results, liquidity, or capital.

FINANCIAL CONDITION ANALYSIS

LOANS

      Total loans were $52,709 at September 30, 2002 compared to $60,809 at September 30, 2001. This represents a decrease of $8,100 or 13%. Interim loan repayments and loans being refinanced, accounted for the decrease in total loans along with a slowdown in the general economy and uneasiness about the stock market. Non-performing loans consist of non-accrual and impaired loans, loans 90 days past due and accruing, and restructured loans. Total non- performing loans as of September 30, 2002 were $1,096 compared to $785 as of September 30, 2001.

INVESTMENT SECURITIES

      Investment securities increased 85% to $41,263 at September 30, 2002 compared to $22,342 at September 30, 2001. A combination of reinvesting short term funds into longer securities, the decrease in loan volume and an increase in deposits all contributed to this increase.

FED FUNDS SOLD/INTEREST BEARING DEPOSITS

      Fed funds sold decreased to $5,200 at September 30, 2002 from $6,700 at September 30, 2001. Interest bearing deposits at other banks increased from $33 at September 30, 2001 to $415 at September 30, 2002 as the Company purchased Certificates of Deposit in other banks to diversify the Investment Portfolio.

DEPOSITS

      Total deposits increased to $93,610 at September 30, 2002 compared to $83,782 at September 30, 2001 as the Bank was able to attract new checking, savings and certificate accounts from individuals and commercial customers. The general decline in the market value of equity stock portfolios during 2001 and 2002 led some customers to deposit funds in FDIC insured accounts instead of keeping those funds in the stock market.

RESULTS OF OPERATION

For the nine month period ended September 30, 2002 over 2001

NET INCOME

      Net Income was $863 for the nine month period ended September 30, 2002 compared to $898 in the same period in 2001. This change was primarily due to a decrease in interest expense to $1,487 at September 30, 2002 from $2,080 at September 30, 2001 offset by a $322 decrease in interest income due to a decrease in loan volume of $8,100, and a decrease of $200 in the Net Other Real Estate Benefit.

INTEREST INCOME

      Interest Income for the nine month period ended September 30, 2002 decreased 6% to $4,869 compared to $5,191 for the same period in 2001. The interest income decrease resulted primarily from the Company's decrease in loan volume and the general reduction in investment interest rates during late 2001 and 2002.

INTEREST EXPENSE

      Total interest expense for the nine months ended September 30, 2002 was $1,487, compared to $2,080 for the nine month period ended September 30, 2001. NonInterest bearing deposits increased 13% to $21,713 at September 30, 2002 from $19,247 at September 30, 2001. Interest bearing deposits increased $7,362 or 11% to $71,897 at September 30, 2002 from $64,535 at September 30, 2001.

PROVISION FOR LOAN LOSSES

      The Company included $259 for provision for loan losses during the nine month period ended September 30, 2002 compared to $180 at September 30, 2001. Loans are reviewed monthly to facilitate identification and monitoring of potentially deteriorating credit. Management considers the current allowance adequate to absorb potential losses but continues to closely monitor the situation.

TOTAL OTHER INCOME

      Total other income for the nine month period ended September 30, 2002 decreased $53 compared to September 30, 2001. The 2002 results included an increase in service charges on deposit accounts of $28 and a decrease in other operating income of $77. The 2001 results included $94 other income from termination of the Company's partially self funded hospitalization insurance plan.

TOTAL OTHER EXPENSE

      Total other expenses increased to $2,588 at September 30, 2002 from $2,377 at September 30, 2001. Employee salaries and benefits increased $46 for the nine month period under consideration as the Bank increased pay 5% for all non officer employees at January 1, 2002 and hospitalization insurance expense increases $27. Net other real estate owned expense showed a credit balance of $20 at September 30, 2002 resulting from the gain on sale of three properties compared to a credit of $221 at September 30, 2001 from the sale of multiple properties.

INCOME TAX

      The Company is fully taxable at the maximum rate (34%) in both 2002 and 2001 and expects to remain taxable throughout 2002.

EARNINGS PER SHARE

      The Company's 2002 earnings per share at September 30, 2002 were $4.46 compared to $4.64 per share the previous year.

DIVIDENDS

      The Company paid a cash dividend on June 24, 2002 of $1.25 per share compared to the $1.15 per share paid at the same time in 2001.

Item 3. Controls and Procedures

The Company's President, acting as its Chief Executive Officer and the Company's Treasurer, acting as its Chief Financial Officer after evaluating the effectiveness of the Company's disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(c) and 15-d-14(c) as of a date within 90 days of the filing date of the quarterly report(the "Evaluation Date") have concluded that as of the Evaluation Date, the Company's disclosure controls and procedures were adequate and effective to ensure that material information relating to the Company and its consolidated subsidiaries would be made known to them by others within those entities, particularly during the period in which this quarterly report was being prepared.

There were no significant changes in the Company's internal controls or in other factors that could significantly affect the Company's disclosure controls and procedures subsequent to the Evaluation Date, nor any significant deficiencies or material weaknesses in such disclosure controls and procedures requiring corrective actions. As a result, no corrective actions were taken.

PART II - OTHER INFORMATION

Item 1. LEGAL PROCEEDINGS

During the normal course of business, the Company is involved in various legal proceedings. In the opinion of management and counsel, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

Item 6. EXHIBITS AND REPORTS ON FORM 8-K

      EXHIBITS

      Exhibit 99.1 Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Exhibit 99.2 Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      REPORTS ON FORM 8-K

      Not Applicable

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      ZACHARY BANCSHARES, INC.
                                      (Registrant)

     Date:  November 14, 2002         By: /s/ Harry S. Morris, Jr.
                                          Harry S. Morris, Jr.
                                          President

     Date:  November 14, 2002         By: /s/ J. Larry Bellard
                                          J. Larry Bellard
                                          Treasurer

                                 CERTIFICATION

I, Harry S. Morris, Jr., do certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Zachary Bancshares, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 14, 2002           /s/ Harry S. Morris, Jr.
                                   Harry S. Morris, Jr.
                                   President

                                CERTIFICATION

I, J. Larry Bellard, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Zachary Bancshares, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors:

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 14, 2002           /s/ J. Larry Bellard
                                   J. Larry Bellard
                                   Treasurer

               MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING

The management of Zachary Bancshares, Inc. is responsible for the preparation of the financial statements, related financial data and other information in this quarterly report. The financial statements are prepared in accordance with generally accepted accounting principles and include some amounts that are necessarily based on management's informed estimates and judgments, with consideration given to materiality. All financial information contained in this quarterly report is consistent with that in the financial statements.

Management fulfills its responsibility for the integrity, objectivity, consistency and fair presentation of the financial statements and financial information through an accounting system and related internal accounting controls that are designed to provide reasonable assurance that assets are safeguarded and that transactions are authorized and recorded in accordance with established policies and procedures. The concept of reasonable assurance is based on the recognition that the cost of a system of internal accounting controls should not exceed the related benefits. As an integral part of the system of internal accounting controls, Zachary Bancshares, Inc. has a professional staff who monitors compliance with and assesses the effectiveness of the system of internal accounting controls and coordinates audit coverage with the independent public accountants.

The Audit Committee of the Board of Directors, composed solely of outside directors, meets periodically with management, and the independent public accountants to review matters relating to financial reporting, internal accounting control and the nature, extent and results of the audit effort. The independent public accountants have direct access to the Audit Committee with or without management present.

The financial statements, as of December 31, 2001, were examined by Hannis T. Bourgeois, LLP, independent public accountants, who rendered an independent professional opinion on the financial statements prepared by management. The financial statements, as of September 30, 2002, have been reviewed by Hannis T. Bourgeois, LLP.


   Date:  November 14, 2002               /s/ J. Larry Bellard
                                          J. Larry Bellard
                                          Treasurer

                         INDEPENDENT ACCOUNTANT'S REPORT


November 4, 2002

To the Shareholders and Board of Directors
Zachary Bancshares, Inc. and Subsidiary
Zachary, Louisiana

      We have reviewed the accompanying Consolidated Balance Sheets of Zachary Bancshares, Inc. and Subsidiary as of September 30, 2002 and 2001, and the related Consolidated Statements of Income for the three and nine month periods then ended, and the related Consolidated Statement of Changes in Stockholders' Equity and Cash Flows for the nine month periods then ended.

      We previously audited and expressed our unqualified opinion in our report dated January 9, 2002 on the Consolidated Balance Sheet of Zachary Bancshares, Inc. and Subsidiary as of December 31, 2001.

      We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of obtaining an understanding of the system for the preparation of interim financial information, applying analytical review procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements for them to be in conformity with generally accepted accounting principles.

                                          Respectfully submitted,


                                          /s/ HANNIS T. BOURGEOIS, LLP
                                          HANNIS T. BOURGEOIS, LLP
                                          Baton Rouge, Louisiana

                            ZACHARY BANCSHARES, INC.
                                4743 MAIN STREET
                            ZACHARY, LOUISIANA 70791

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Russell Bankston and Winston E. Canning, and either of them, with power of substitution, each to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Zachary Bancshares, Inc., a Louisiana corporation (the "Company"), to be held at the main office of Bank of Zachary, located at 4743 Main Street, Zachary, Louisiana, on ___________, _______________, 2003 at 10:00 a.m., and any
adjournments thereof, and to represent and vote, all of the shares of common stock of the Company held of record by the undersigned on _______________, 2002, granting unto such attorneys and proxies, and to either of them and to their substitutes full power and authority to act for and in the name of the undersigned at the Meeting and all adjournments thereof, if any, as follows:

         1. To approve and adopt the Agreement and Plan of Merger by and between Zachary Bancshares, Inc. and New ZBI, Inc., a wholly-owned subsidiary of the Company and the merger contemplated thereby.

                FOR                AGAINST              ABSTAIN

         2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                FOR                AGAINST              ABSTAIN

         IF PROPERLY EXECUTED AND RETURNED TO THE COMPANY, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PLAN OF MERGER. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

         The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned also acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors relating to the Meeting.

         Please sign your name exactly as it appears on your stock certificate. When shares are held by two or more persons as co-owners, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian or in another fiduciary capacity or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY PROMPTLY.              ----------------------------------------
                                        Signature

                                        ----------------------------------------
DATE:                      , 2003       Signature if held jointly
      ---------------------
                                        ----------------------------------------
                                        Print Name(s)